UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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Take-Two Interactive Software, Inc.

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TAKE-TWO INTERACTIVE

2026 PROXY STATEMENT

July 27, 2026

THUNDER
2
CIVILIZATION VII

Fiscal year 2027 has the potential
to be a major inflection point for
our Company, defined by
groundbreaking entertainment
experiences, creative and
operational excellence, and
record Net Bookings.
TAKE-TWO INTERACTIVE
SOFTWARE, INC.
110 West 44th Street
New York, NY 10036, USA
Tel 646.536.2842
Fax 646.536.2926
www.take2games.com
LETTER TO
OUR SHAREHOLDERS
Strauss Zelnick | July 27, 2026
Dear Shareholders:
We delivered outstanding fiscal 2026 results, including Net Bookings of $6.72 billion which was approximately $750 million above our initial guidance. Each of our labels exceeded our initial expectations – NBA 2K delivered record Net Bookings and recurrent consumer spending; Zynga achieved its highest level of Net Bookings since we acquired the business in 2022; and
Rockstar’s Grand Theft Auto series continued to drive significant Net Bookings and deep engagement with its passionate community of players.
We are excited about the future and the opportunities that lie ahead – for our players, our Company, and our shareholders.
Fiscal year 2027 has the potential to be a major inflection point for our Company, defined by groundbreaking entertainment experiences – led by the planned November 19th release of Grand Theft Auto VI – creative and operational excellence, and record Net Bookings. Backed by our flexible balance sheet and expected operating cash flow of more than $1 billion this fiscal year, we are positioned to realize the creative and commercial potential of our franchises, pursue accretive M&A opportunities and invest in technology that will unlock greater creative capabilities and operational efficiencies across our organization. We are exceedingly optimistic that these efforts will drive continued success and long-term shareholder value.
We invite you to attend the Annual Meeting of Shareholders of Take-Two Interactive Software, Inc. that will be held on
September 17, 2026, at 9:00 a.m. eastern time as a virtual, audio-only meeting hosted online at
www.virtualshareholdermeeting.com/TTWO2026.
Details of the business to be conducted at the Annual Meeting are provided in the attached Notice of Annual Meeting of
Shareholders and Proxy Statement, which you are urged to read carefully. On or about August 3, 2026, we expect to begin mailing to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our
Proxy Statement and Annual Report and vote online. If you would like to receive a paper copy of our Proxy Statement and
Annual Report, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.
Whether you plan to attend the meeting or not, it is important that your shares be represented and voted. After you read the
Notice of Annual Meeting of Shareholders and Proxy Statement, we urge you to cast your vote via the Internet, by completing and returning your proxy card, or by telephone. If the address on the Notice of Internet Availability of Proxy Materials or the
accompanying materials is incorrect, please advise our Transfer Agent, Equiniti Trust Company LLC, in writing at 55 Challenger
Road, Floor 2, Ridgefield Park, NJ 07660.
We hope that you will attend the meeting and appreciate your continued support.
Sincerely,
Strauss Zelnick
Executive Chairman and Chief
Executive Officer
NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
SEPTEMBER 17, 2026
9:00 a.m. local time

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF THREE WAYS:

INTERNET Visit the website on your proxy card

BY TELEPHONE Call the telephone number on your proxy card

BY MAIL Sign, date and return your proxy card in the enclosed envelope
Your vote is very important, regardless of
the number of shares you own.
Please read the attached Proxy Statement
carefully and complete and submit your
proxy card via the Internet or telephone
(as instructed on your proxy card) or sign
and date your paper proxy card as
promptly as possible and return it in the
enclosed envelope.
VIRTUAL, AUDIO-ONLY MEETING HOSTED ONLINE AT
www.virtualshareholdermeeting.com/TTWO2026
ITEMS OF BUSINESS
1.Election of 10 directors;
2.Approval, on a non-binding advisory basis, of the compensation of the Company’s
“named executive officers” as disclosed in the attached Proxy Statement;
3.Approval of a certificate of amendment to the Restated Certificate of
Incorporation of Take-Two Interactive Software, Inc. to limit the liability of certain officers as permitted by Delaware law;
4.Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027; and
5.Other business that may properly come before the Annual Meeting or any adjournment thereof.
RECORD DATE
Only shareholders of record at the close of business on July 23, 2026 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.
The Board of Directors believes that the election of the nominated directors, the approval on an advisory basis of the compensation of the named executive officers, the approval of a certificate of amendment to the Restated Certificate of
Incorporation of Take-Two Interactive Software, Inc., and the ratification of the appointment of Ernst & Young LLP are in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” for each of these proposals.
To attend our Annual Meeting via the Internet, and ask questions relevant to the business of the meeting during the Annual Meeting, you must log in to
www.virtualshareholdermeeting.com/TTWO2026 and enter the 16-digit control number on the Notice of Internet Availability of Proxy Materials or proxy card that accompanied the proxy materials.
By Order of the Board of Directors,
Matthew K. Breitman
Chief Governance Officer and Corporate Secretary
July 27, 2026
PROXY STATEMENT
Annual Meeting of Shareholders to be held on September 17, 2026
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Take-Two Interactive
Software, Inc. (the “Company” or “Take-Two”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on September 17, 2026, at 9:00 a.m. local time, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.
The Company expects to either mail or provide notice and electronic delivery of this Proxy Statement and the enclosed form of proxy to shareholders on or about August 3, 2026.
Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. A proxy may be revoked by the shareholder of record at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting at the Annual Meeting.
The address of the principal executive offices of the Company is 110 West 44th Street, New York, New York 10036, and our
telephone number is (646) 536-2842.
The rules of the Securities and Exchange Commission (“SEC”) require us to notify all shareholders, including those shareholders to whom we have mailed proxy materials, of the availability of our proxy materials through the Internet.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be held on September 17, 2026
Our Proxy Statement and 2026 Annual Report to Shareholders are available at
http://www.proxyvote.com

4	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement

Voting Security Ownership of Certain Beneficial Owners and Management	68

Certain Relationships and Related Transactions	70

Section 16(a) Beneficial Ownership Compliance	77

Proposal 3: Vote to Approve a Certificate of Amendment to the Restated Certificate of Incorporation of the Company to Limit the Liability of Certain Officers as Permitted by Delaware Law	78

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm	80

Independent Registered Public Accountants	81

Report of the Audit Committee of the Board of Directors	82

Cautionary Note About Forward-Looking Statements	83

Information about the Annual Meeting and Voting	83

Availability of Certain Documents	88

No Incorporation By Reference	88

Shareholder Proposals for Next Annual Meeting	89

Other Matters	89

Annex A—Reconciliation of GAAP Net Income to Adjusted EBITDA	A-1

Annex B—Certificate of Amendment of Restated Certificate of Incorporation of Take-Two Interactive Software, Inc.	B-1

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	5
PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement and does not include all of the information that you should consider. Please read the entire Proxy Statement carefully before voting.
2026 Annual Meeting of Shareholders

Time and Date	Location	Record Date

September 17, 2026, at 9:00 a.m.	Virtual, audio-only meeting hosted online at www.virtualshareholdermeeting.com/TTWO2026	July 23, 2026

Voting Matters and Board Recommendations

Item	Proposal	Board’s Recommendation	Page Number

1.	Election of 10 director nominees	FOR (each nominee)	9
2.	Advisory vote to approve executive compensation	FOR	25
3.	Approval of a certificate of amendment to the Restated Certificate of Incorporation of Take-Two Interactive Software, Inc. to limit the liability of certain officers as permitted by Delaware law	FOR	78
4.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027 (“fiscal 2027”)	FOR	80
Company Performance Highlights
The Company delivered strong financial results in the fiscal year ended March 31, 2026 (“fiscal 2026”) driven by continued
execution of our strategy to develop and publish high-quality interactive entertainment experiences across a diverse range of genres.

Fiscal 2026 Financial and Operating Results

Net Revenue $6.66 Billion			Net Bookings (operating metric) $6.72 Billion

Net Revenue by Platform
Console, PC and Other
$3.32 Billion	49.9%	of Net Revenue	Recurrent Consumer Spending (virtual currency, add-on content, and in-game purchases)
Mobile			$5.20 Billion	78.1%	of Net Revenue
$3.33 Billion	50.1%	of Net Revenue

6	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
PROXY SUMMARY
BOARD OF DIRECTORS HIGHLIGHTS
Board of Directors Highlights
Our 10 nominees include nine independent, outside directors who as a group have extensive management experience, subject matter expertise, and knowledge that is critical to the Company.
Board Best Practices

Active and empowered lead independent director role

Deliberate approach to Board refreshment, including the addition of five new independent directors in the past nine years (50% of the board), and rotation of leadership positions

Annual election of all directors

Annual self-evaluations by the Board of Directors and its Committees, as well as biennial individual interviews of each director by an outside third party

Majority vote standard for uncontested director elections

9 out of 10 (i.e. 90%) current director nominees are independent

Board membership marked by leadership and diversity
of perspectives and composition with 30% women directors
and 30% ethnically diverse directors; overall, 50% of the
Board is ethnically and/or gender diverse.

Outside Directorship Policy pursuant to which none of our directors may serve on more than 3 other public boards

Annual performance review of the Chairman and CEO and other members of the executive management team by independent directors

Board Composition

Name	Age	Director Since	Other Public Boards	Audit	Compensation	Corporate Governance	Executive	Technology Risk

LaVerne Srinivasan Lead Independent Director since September 21, 2023 Retired Vice President, Carnegie Corporation of New York	64	March 2017	0

Michael Dornemann Retired Chairman and CEO, Bertelsmann Entertainment	80	March 2007	0

William “Bing” Gordon Partner, Kleiner Perkins Caufield & Byers	76	May 2022	1

Roland Hernandez Founding Principal and CEO of Hernandez Media Ventures	68	September 2019	2

J Moses Principal, J Moses Projects	67	March 2007	0

Michael Sheresky Partner, United Talent Agency	58	March 2007	0

Ellen Siminoff Seasoned media and technology executive and board member	58	May 2022	1

Susan Tolson Retired Portfolio Manager, Capital Research and Management Company	64	March 2014	1

Paul Viera CEO, Earnest Partners LLC	67	May 2018	0

Strauss Zelnick Chairman and CEO, Take-Two Interactive Software, Inc.	69	March 2007	1

Member	Chair

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	7
PROXY SUMMARY
SHAREHOLDER ENGAGEMENT
Shareholder Engagement
We were pleased that our Say-on-Pay vote received 95% support at our 2025 annual meeting of shareholders following our shareholder outreach efforts and actions to implement investor feedback. The Board of Directors continues to place a premium on our robust, year-round shareholder engagement practice, which facilitates an ongoing, two-way dialogue on topics our shareholders find most important. Our Board members are regular participants alongside management in these critically important conversations where we discuss a diverse range of topics, including board, governance, sustainability, and executive compensation practices.

Shareholder Engagement Following the 2025 Annual Meeting
Shareholders Contacted	Engaged with	Director-Led Discussions
~56.4%	~31.8%	~28.3%
of our outstanding common stock	of our outstanding common stock	of our outstanding common stock

All percentages represent ownership of Take-Two outstanding common stock as reported by our shareholders’ most recent filings as of the date of this Proxy Statement.

For more information regarding the Company’s shareholder engagement, see “Compensation Discussion and Analysis-
Shareholder Outreach.”
Sustainability
The Company continued to focus on sustainability this year. We published our fourth Impact Report in September 2025 which included select disclosure against the Sustainability Accounting Standards Board (SASB) Standards. Our fifth Impact Report is scheduled to be published in September 2026. We also publish a standalone report on the Task Force on Climate-Related
Financial Disclosure recommendations, which, along with a copy of our Impact Report, is posted on the Company’s website at www.take2games.com and can be accessed by clicking on “Investors.” The information on our website referenced herein is not incorporated by reference in this Proxy Statement.
The Board of Directors provides oversight to this area through the Corporate Governance Committee, which oversees and reviews our sustainability strategy and guides long-term climate strategy. We are continuing to develop our sustainability strategy and commitments to help drive positive change across our industry and society. See “Proposal 1: Election of Directors
—Corporate Governance and Board Practices—Sustainability Matters” for additional details.
Corporate Governance Highlights
The Company’s sound governance practices and policies demonstrate the Board’s commitment to strong corporate governance, effective risk management and robust independent oversight of management by the Board. The Company’s governance highlights include:

Extensive, year-round shareholder engagement

Annual evaluation of the Board and its Committees

Annual review of Board leadership structure

Ongoing review and refreshment of Board leadership and composition

Active process of evaluating and rotating committee leadership positions

Lead Independent Director with clearly defined role and responsibilities

Board oversight of risk management and sustainability matters

Shareholder right to call special meetings

Shareholder right to act by written consent

No supermajority voting requirements

Strong anti-hedging, anti-pledging and insider trading policies

Independent Audit Committee, Compensation Committee and Corporate Governance Committee

Annual Succession Planning oversight

Annual review of Director Time Commitments

8	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
PROXY SUMMARY
EXECUTIVE COMPENSATION PROGRAM HIGHLIGHTS
Executive Compensation Program Highlights
The Company maintains strong compensation governance practices that support our pay-for-performance principles and align management incentives with the interests of our shareholders. A substantial portion of our Company’s executive compensation opportunity in fiscal 2026 was performance-based.

8%
Annual Base Salary
14%
LTI (Time-Based Awards)
TTWO Program
(Max Compensation)
78%
of compensation is performance-based
78%
Performance-Based Compensation (Annual Incentive + LTI Performance-Based Awards)

3%
Annual
Management Fee
17%
LTI
(Time-Based
Awards)
ZMC Agreement
(Max Compensation)
80%
of compensation is
performance-based
80%
Performance-Based
Compensation
(Annual Incentive +
LTI Performance-
Based Awards)

We have also adopted a number of “best practices” with respect to executive compensation, including:

Clawback policy applicable to NEOs, including ZMC Advisors, L.P. (“ZMC”)

Incentive caps on annual bonuses to NEOs

Strong anti-hedging and anti-pledging policies

Double-trigger acceleration of vesting on a change in control

Meaningful stock ownership requirements (6x per
annum management fee, excluding any bonuses, for
each of CEO/Chairman and President; 3x annual
base salary for other NEOs; and 5x annual cash
retainer for directors)

Equity incentive plan provisions that prohibit re-pricing of stock options without shareholder approval

Limited perquisites

No tax gross ups in respect of any excise taxes on parachute payments

Annual compensation risk assessment for employee plans

Retention of independent compensation consultants by the Compensation Committee

Balanced compensation approach between short- and long-term incentive opportunities

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	9
PROPOSAL 1: ELECTION OF DIRECTORS
All members of the Board of Directors stand for election on an annual basis, and at the Annual Meeting 10 director nominees will stand for election to hold office for a term expiring at the 2027 Annual Meeting of Shareholders. The Board of Directors,
upon the recommendation of the Corporate Governance Committee, has nominated the individuals named below. Each director who is elected will serve until a successor is elected and qualified or until the director’s earlier resignation or removal.
The Corporate Governance Committee is responsible for evaluating the size and composition of the Board of Directors relative to the evolving needs of the Company at any given time, and actively identifying qualified individuals to become new director nominees as needed. The Corporate Governance Committee has developed criteria, including certain personal and professional qualities, to evaluate whether the potential nominee would be a qualified director candidate for service on
Take-Two’s Board of Directors.
Our 10 nominees include nine independent, outside directors who as a group have extensive management experience, subject matter expertise, and knowledge that is critical to the Company. The average director tenure is approximately twelve years and the average age of the Board members is 67.
At the Annual Meeting, the proxies given by shareholders will be voted individually for the election of the persons named herein as director nominees, unless a proxy card specifies that a shareholder is voting against any such nominee. If any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as may be designated by the Board of Directors. Each of the persons named herein has indicated to the Board of Directors that he or she will be available to serve as a director of the Company.
In an uncontested election, a director will be elected if the number of votes that are cast “FOR” his or her election by holders of the stock present in person or represented by proxy entitled to vote on the election of directors exceeds the number of votes cast “AGAINST” his or her election by such holders. The Company’s bylaws provide that any nominee for director who fails to meet this standard shall promptly tender such individual’s resignation to the Corporate Governance Committee following certification of the shareholder vote. For more information regarding this policy, see “Policy on Majority Voting for Directors.”

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW:

10	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
PROPOSAL 1: ELECTION OF DIRECTORS

Age: 64 Director since: March 2017 LEAD INDEPENDENT DIRECTOR Committee Membership(s): •Executive Committee (Chair) Beneficial owner of 8,719 shares	LAVERNE SRINIVASAN

Key qualifications and expertise provided to our board:
Ms. Srinivasan brings to the Board of Directors strong leadership skills, extensive experience leveraging technology in the education and entertainment industries, expertise in human capital management, and deep marketing expertise from her current and previous positions. Ms. Srinivasan became our Lead Independent
Director after our 2023 annual meeting and in that role uses the expertise she brings to the Board of Directors for the oversight of our management agreement with ZMC as successor by assignment from ZelnickMedia
Corporation (“ZelnickMedia”).
Ms. Srinivasan was Vice President of the National Program and Program Director for Education at the
Carnegie Corporation of New York until September 2025, employing creative strategies and innovative thinking to strengthen urban education. From 2014 through September 2025, she oversaw grant making and other activities aimed at engaging parents and communities, improved teaching and leadership for learning, advanced innovative learning environment designs, provided K-12 pathways to college and career success, and fostered integrated approaches to innovation and learning in the field of education. Ms. Srinivasan received a BA from Harvard College and a JD from Harvard Law School.

Additional Public Directorships (current): •None

Prior professional roles:
From 2012 through 2014, Ms. Srinivasan was the Co-Founder of Fiero Now, an education technology company.
Prior to Fiero Now, she worked at various educational technology, urban district change, and non-profit education reform companies, including Time to Know, Education Champions for All and New Leaders for New Schools.
From 2003 through 2006, Ms. Srinivasan served as Deputy Chancellor for the New York City Department of
Education. In addition, from 1993 through 2003, she served in various roles at BMG Entertainment, including as
Senior Vice President and General Counsel.

Other board experience:
Ms. Srinivasan serves as chairman of the board of Educational Testing Service, as a member of the national advisory board of College Promise Campaign, as a member of the advisory boards of National Education Equity
Lab, EdTech Evidence Exchange, Global Science of Learning for Education Network, Global Cities, Inc.,
Transcend Inc., Urban Schools Human Capital Academy, and America’s Promise Alliance, and was a founding member of the Consortium for Policy Research in Education’s task force on Strategic Management of
Human Capital.

Age: 80 Director since: March 2007 INDEPENDENT DIRECTOR Committee Membership(s): •Executive Committee •Compensation Committee Beneficial owner of 20,374 shares	MICHAEL DORNEMANN

Key qualifications and expertise provided to our board:
Mr. Dornemann’s highly relevant leadership, management, marketing and consulting experience, including his role as Chief Executive Officer of Bertelsmann Entertainment, strongly qualifies him to contribute to all aspects of board discussion and operations. His accomplished history of service with fashion and entertainment companies, including as an outside director, provides a unique level of insight into both our business and our governance.
Mr. Dornemann is an entertainment and marketing executive with more than 30 years of management consulting, corporate development, strategic advisory and media experience. Prior to 2001,
Mr. Dornemann was an executive board member of Bertelsmann AG for 16 years and Chairman and Chief
Executive Officer of Bertelsmann Entertainment (music and television division, BMG and RTL Group). Before that, he held positions with IBM and Boston Consulting Group. Mr. Dornemann received an MBA and PhD from
Technical University Berlin.

Additional Public Directorships (current): •None

Other board experience:
Mr. Dornemann has previously served on several boards, including as Chairman of Jet Set AG, a worldwide fashion company based in Switzerland, until 2009; as a director of Columbia Music Entertainment (CME) of
Japan until 2010; and as vice-chairman and an audit and compensation committee member of Access
Worldwide Communications until 2013.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	11
PROPOSAL 1: ELECTION OF DIRECTORS

Age: 76 Director since: May 2022 INDEPENDENT DIRECTOR Committee Membership(s): •Technology Risk Committee Beneficial owner of 57,187 shares	WILLIAM “BING” GORDON

Key qualifications and expertise provided to our board:
Mr. Gordon was selected to serve on our Board of Directors due to his extensive leadership and entrepreneurial experience as a senior executive of Electronic Arts Inc. (“EA”), a company he co-founded and through which he gained experience with emerging technologies and consumer-focused product development and marketing issues, as well as for his experience as a member of the board of directors and special consultant to Zynga, and as a venture capitalist investing in and guiding technology companies.
Mr. Gordon has been a partner at Kleiner Perkins Caufield & Byers, a venture capital firm, since June
2008. Mr. Gordon co-founded EA and held various roles, including Vice President, Marketing and later, Executive
Vice President and Chief Creative Officer from March 1998 to May 2008. Mr. Gordon received a BA from Yale
University and an MBA from Stanford Graduate School of Business.

Additional Public Directorships (current): •Duolingo, Inc.

Other board experience:
Mr. Gordon serves on the boards of directors of Duolingo, a language learning company; and privately held companies including Dreamscape, a VR and learning systems company; Flipboard, a media sharing company;
Playcast, a game streaming platform; Aura, a private telephony safety company; Synthbee, a private AI agent provider; Tacta, a private physical AI company in hand robotics; Cameo, a private media company; Playful.AI, a private AI games company; Nuna Health, a private Medicare gamification company; and Lord of the Games, a private board game design tools company. Mr. Gordon served as a member of the boards of directors of Zynga
Inc. from 2008 to May 2022, when we acquired Zynga, and Truecaller AB, a telephony company, from 2020 until
March 2024. Mr. Gordon was a special advisor to the board of directors of Amazon.com, Inc. until April 2023, and was previously a member of its board of directors from 2003 until January 2018. He was also a founding director at ngmoco, LLC (acquired by DeNA Co. Ltd. in 2010) and Audible, Inc. (acquired by Amazon.com, Inc. in 2008).
Mr. Gordon was awarded the Academy of Interactive Arts & Sciences’ Lifetime Achievement Award in 2011 and
held the game industry’s first ever endowed chair in game design at the University of Southern California School of Cinematic Arts.

Age: 68 Director since: September 2019 INDEPENDENT DIRECTOR Committee Membership(s): •Corporate Governance Committee (Chair) •Compensation Committee Beneficial owner of 10,727 shares	ROLAND HERNANDEZ

Key qualifications and expertise provided to our board:
As the former President, Chief Executive Officer and Chairman of Telemundo Group, Inc., a television and entertainment company, and through his experience on the Boards of Fox Corporation, MGM Resorts
International, Sony Corporation, Walmart Inc. and Vail Resorts, Inc., Mr. Hernandez offers significant experience in international business and financial matters and a broad understanding of the retail and media sectors which is particularly relevant to the Company. In addition, with his extensive experience on the boards of large public corporations, Mr. Hernandez brings broad corporate governance expertise, along with significant knowledge of board operations, to our Board of Directors.
Mr. Hernandez is the Founding Principal and Chief Executive Officer of Hernandez Media Ventures, a
privately held company engaged in the acquisition and management of media assets. He has served in this capacity since January 2001. Before founding Hernandez Media Ventures, Mr. Hernandez served as
Chairman of Telemundo Group, Inc., a Spanish-language television and entertainment company, from 1998 to
2000 and as President and Chief Executive Officer from 1995 to 2000. Mr. Hernandez received a BA from
Harvard College and a JD from Harvard Law School.

Additional Public Directorships (current): •US Bancorp •Fox Corporation

Other board experience:
Until April 2019, Mr. Hernandez served as the Chairman of the Board of Belmond, Ltd. Until December 2019,
Mr. Hernandez served as a member of the board of directors of Vail Resorts, Inc. Until May 2021, Mr. Hernandez
served as a member of the board of directors of MGM Resorts International. Mr. Hernandez serves on the advisory board of Harvard Law School. He previously served on the board of directors of Sony Corporation and
Walmart Inc.

12	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
PROPOSAL 1: ELECTION OF DIRECTORS

Age: 67 Director since: March 2007 INDEPENDENT DIRECTOR Committee Membership(s): •Technology Risk Committee (Chair) •Corporate Governance Committee Beneficial owner of 21,868 shares	J MOSES

Key qualifications and expertise provided to our board:
Mr. Moses provides insight based on vast media experience and leadership history, including his roles as CEO of
UGO Networks, President of MTV Russia and President of BMG Interactive, and his deep understanding of the interactive entertainment industry and its global opportunities.
Mr. Moses has spent the past 40 years collaborating with leading brands, companies, and figures across sports, news, television, film, technology, gaming, and wagering. After an eight-year tenure at ABC Sports,
Mr. Moses moved into technology as President of BMG Games where he green-lit and developed the original
Grand Theft Auto. He then launched MTV Russia as its President, overseeing the first launch of a cable network in Russia. Mr. Moses went on to co-found and lead UGO (Unified Gamers Online), managing its growth and eventual sale to Hearst Magazines. Currently, Mr. Moses advises numerous venture-backed tech and media companies and develops scripted TV programs as President of OptIn Studios. Mr. Moses is a graduate of
Princeton University and the Harvard Graduate School of Business Administration.

Additional Public Directorships (current): •None

Prior executive roles:
Mr. Moses was the founder, and from 1998 to 2007, the Chief Executive Officer, of UGO Networks, Inc., an
online publisher and affiliate network delivering information and entertainment to over 20 million gamers around the world. He managed the sale of the company to the Hearst Corporation in 2007. Mr. Moses previously served as the President of MTV Russia where he successfully oversaw the establishment of the Moscow-based
Network in 1998. Mr. Moses served as the President of BMG Interactive from 1993 to 1996, the former video game and new technology divisions of BMG Entertainment, where he “green-lighted” a portfolio of 11 video games including the original Grand Theft Auto. Mr. Moses has served as the Special Assistant to Roone Arledge, the President of ABC Sports and News; as an Executive Producer on Stolen Babies, a made for TV movie for
ABC; and as Creator for New York News, a TV series for CBS.

Age: 58 Director since: March 2007 INDEPENDENT DIRECTOR Committee Membership(s): •Compensation Committee (Chair) Beneficial owner of 65,495 shares	MICHAEL SHERESKY

Key qualifications and expertise provided to our board:
Mr. Sheresky’s entertainment experience as a talent agent is an important asset to the Board of Directors, including his particularly keen insight into negotiations with, and the development and compensation of creative talent and of management.
Mr. Sheresky is a partner at United Talent Agency, where he has served as a motion picture talent agent since June 2009. Mr. Sheresky is responsible for structuring projects and deals in the areas of motion picture and television development, production and distribution. Mr. Sheresky received a BA from Vassar College and an
MBA from Harvard Business School.

Additional Public Directorships (current): •None

Prior professional roles:
From 1992 through 1995, and then from 1997 through May 2009, Mr. Sheresky held a number of positions at the
William Morris Agency, a talent agency, most recently Senior Vice President in its Motion Picture Department.
During that time, he represented authors, journalists, screenwriters, directors, producers and actors in the motion picture and television businesses.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	13
PROPOSAL 1: ELECTION OF DIRECTORS

Age: 58 Director since: May 2022 INDEPENDENT DIRECTOR Committee Membership(s): •Audit Committee •Corporate Governance Committee Beneficial owner of 12,237 shares	ELLEN SIMINOFF

Key qualifications and expertise provided to our board:
Ms. Siminoff was selected to serve on the Board of Directors due to her breadth of professional experiences in emerging growth and technology companies, her backgrounds in marketing and advertising, her knowledge of consumer trends and expertise in corporate and business development, her governance experience as a director of several public companies, and her success in a variety of industries.
Ms. Siminoff is a long-tenured media and technology executive and board member. From 2007 to 2018, she was President and CEO of Shmoop University, an educational publishing company which has built millions of units of content.
Ms. Siminoff served as President and CEO of Efficient Frontier, a pioneer in the field of dynamic Search Engine
Marketing (SEM) management services (sold to Adobe). Prior to Efficient Frontier, Ms. Siminoff spent six years as a founding executive at Yahoo!. During her tenure, she led Business Development (Vice President, Business
Development and Planning), Corporate Development (Senior Vice President, Corporate Development) and ran
the Small Business and Entertainment Business units. Ms. Siminoff received a BA from Princeton University and an MBA from Stanford University. Ms. Siminoff received a Master Liberal Arts Extension in Software Engineering
from Harvard University Extension School in 2023.

Additional Public Directorships (current): •Commerce.com, Inc.

Other board experience:
Among other boards and advisory relationships, she currently serves on the board of Commerce.com, Inc., a leading SAAS ecommerce platform, and the board of Verifone, a privately-held pre-eminent global payments platform. Ms. Siminoff previously served as a member of the board of directors of Zynga Inc. from 2012 to May
2022, when we acquired Zynga. Until April 2022, Ms. Siminoff served on the board of Discovery Education, a global leader in standards-aligned digital curriculum resources and professional learning for K-12 classrooms, and she currently serves on the board of Follett, a privately-held leading provider of educational technology, services, and print and digital content. She has served as a member of the Advisory Board of Stanford
University’s Graduate School of Business and served on the President’s Advisory Council of Princeton
University. Ms. Siminoff serves on the Board of Overseers at the Hoover Institution as of September 2022. Other
prior board experiences include SolarWinds, US Auto Parts Network, Journal Communications, and Mozilla
Corporation, the developers of Firefox browsers. In 2005 she was one of eight industry professionals named
“Masters of Information” by Forbes magazine.

Age: 64 Director since: March 2014 INDEPENDENT DIRECTOR Committee Membership(s): •Audit Committee (Chair) •Technology Risk Committee Beneficial owner of 32,122 shares	SUSAN TOLSON

Key qualifications and expertise provided to our board:
Ms. Tolson brings to the Board of Directors significant experience in entertainment and financial/investment matters from her previous positions, together with her existing current service as a director of both for profit and nonprofit organizations.
Ms. Tolson is a financial executive with more than 20 years of experience in the financial services industry. Ms. Tolson worked at Capital Research and Management Company and Capital Research
Company, subsidiaries of The Capital Group Companies, Inc., from 1990 to 2010. She served in various capacities, including Senior Vice President and Portfolio Manager. Before joining Capital Research, Ms. Tolson was an Investment Officer at Aetna Investment Management Company, making private investments in media and entertainment companies. Ms. Tolson received a BA from Smith College and an MBA from Harvard
Business School.

Additional Public Directorships (current): •OUTFRONT Media Inc.

Other board experience:
Ms. Tolson was a member of the board and audit committee of Worldline E-Payments Services until June 2023;
a member of the board and audit committee of Groupe Lagardère until July 2021; a member of the board and audit committee of the American Cinematheque until May 2018; a trustee and member of the business affairs committee of The American University of Paris until 2014; and a member of the board and audit committee of
American Media until 2014.

14	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
PROPOSAL 1: ELECTION OF DIRECTORS

Age: 67 Director since: May 2018 INDEPENDENT DIRECTOR Committee Membership(s): •Audit Committee Beneficial owner of 92,347 shares	PAUL VIERA

Key qualifications and expertise provided to our board:
Mr. Viera brings to the Board of Directors proven leadership skills, vast business experience and financial acumen.
Mr. Viera is the Founder and Chief Executive Officer of Earnest Partners, a global investment firm responsible for overseeing over $20 billion for municipalities, states, corporations, endowments, and universities. Prior to founding Earnest Partners in 1998, Mr. Viera was a Vice President at Bankers Trust in both
New York and London and later joined Invesco, where he became a global partner and senior member of its investment team. Mr. Viera received a BA from the University of Michigan and an MBA from Harvard
Business School.

Additional Public Directorships (current): •None

Other board experience:
Mr. Viera serves as a Trustee of the Woodruff Arts Center in Atlanta, Georgia and as a member of its investment committee. He is also a member of the boards of directors of CBH Electronic Research Ltd., the board of directors of DeepCare, the Board of Dean’s Advisors for Harvard Business School, the Council on Foreign
Relations, the Carter Center Board of Councilors, the National Center for Human & Civil Rights, and the
University of Michigan School of Information External Advisory Board.

Age: 69 Director since: March 2007 CHAIRMAN AND CEO Committee Membership(s): •Executive Committee Beneficial owner of 1,382,568 shares	STRAUSS ZELNICK

Key qualifications and expertise provided to our board:
Mr. Zelnick provides the Company’s Board of Directors with valuable insight in organization and management obtained from his experiences, including acting as Executive Chairman and CEO of the Company.
Mr. Zelnick has been Chairman of the Company since March 2007, Executive Chairman of the Board of
Directors since February 2008 and Chief Executive Officer of the Company since January
2011. Mr. Zelnick also is founder of and a partner in ZMC, a leading media focused private equity firm.
Mr. Zelnick serves as Executive Chairman of the Board of Directors and Chief Executive Officer of the Company
pursuant to the terms of the Management Agreement between the Company and ZMC. See “Certain
Relationships and Related Transactions—Management Agreement.” Mr. Zelnick received a BA from Wesleyan
University, a JD from Harvard Law School and an MBA from Harvard Business School.

Additional Public Directorships (current): •Starwood Property Trust, Inc.

Prior executive roles:
Mr. Zelnick served as Executive Chairman of Direct Holdings Worldwide, Inc., the parent company of Time Life and Lillian Vernon, until the company was sold to Reader’s Digest on March 2, 2007. Prior to forming ZMC,
Mr. Zelnick was President and Chief Executive Officer of BMG Entertainment, a $4.7 billion music and entertainment company with more than 200 record labels and operations in 54 countries. Mr. Zelnick’s appointment as President and Chief Executive Officer of BMG Entertainment followed his tenure as President and Chief Executive Officer of BMG’s North American business unit from 1994 through 1998. Before joining BMG
Entertainment, Mr. Zelnick was President and Chief Executive Officer of Crystal Dynamics, a leading producer and distributor of interactive game software. Prior to that, he spent four years as President and Chief Operating
Officer of 20th Century Fox, where he managed all aspects of its worldwide motion picture and distribution business. Previously, he spent three years at Vestron Inc. as a senior executive, and rose to become President and Chief Operating Officer. Mr. Zelnick also served as Vice President, International Television Sales, for
Columbia Pictures.

Other board experience:
Mr. Zelnick serves as a member of the board of directors of the Entertainment Software Association, for which he served as Chairman from July 2014 to July 2017, and currently serves as Chairman since December 2025. From
September 2018 to December 2019, Mr. Zelnick served on the board of ViacomCBS Inc. (formerly known as
CBS Corporation), a public company, and as a member of its compensation committee and nominating and governance committee. He also served as the non-executive interim chairman of the CBS board from October
2018 until December 2019. Mr. Zelnick is also an associate member of the National Academy of Recording Arts and Sciences and served on the board of directors of the Recording Industry Association of America and the
Motion Picture Association of America.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	15
PROPOSAL 1: ELECTION OF DIRECTORS
BOARD COMPOSITION
Board Composition
Each director nominee for our Board of Directors is highly qualified and brings a variety of skills and experiences to our boardroom. These skills are relevant to our business and enable the Board of Directors to provide strong oversight and effectively oversee management’s execution of strategy.

Skill/Experience(1)

Consumer & Marketing Insight: Positions the Company for successful title releases and consumer retention.

Corporate Governance & Sustainability: Ensures that the Company operates in a responsible manner as it relates to corporate governance, environmental and community impact, and executive compensation.

Education Experience: Strengthens oversight of the Company’s employee development and training programs and policies.

Entertainment & Media Expertise: Ensures that the Board of Directors can effectively oversee strategic decisions in our industry.

Financials & Investment Experience: Helps the Board of Directors oversee the Company’s financial performance and associated reporting, balance sheet strategy, and competitive positioning.

Global Business Operations & International Experience: These skills are crucial given our significant international consumer base and employee presence.

Human Capital Management Experience: Enables the Board of Directors to oversee our efforts to manage complex teams, build an engaging workplace, and recruit and incentivize top talent.

Executive Leadership: Provides valuable insight into the complexities that come with leading large, sophisticated organizations and teams.

Regulatory & Governmental Experience: Provides necessary insight into an increasingly complex global regulatory landscape that impacts our content and distribution.

Risk Management Experience: Helps the Board of Directors oversee strategic risks to the Company, including business continuity planning, cyber, digital and physical security.

Strategy and Growth:
Helps the Board of Directors oversee strategic decisions underpinning the
Company’s long-term success, including evaluating and executing on growth opportunities and business development through acquisitions, partnerships, and organic initiatives.

Technology:
Staying apprised of relevant technological advancements applicable to our business, including with respect to Artificial Intelligence, allows the Board of
Directors to effectively oversee core elements of our daily operations and competitive activities.

(1)Information as of July 27, 2026. A “” in the chart indicates a specific area of focus or expertise that is particularly relevant to a director’s service on our Board.
The absence of a “” does not mean that a director does not also possess meaningful experience or skill in that area.

16	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
CORPORATE GOVERNANCE AND BOARD PRACTICES
Board Leadership Structure
The Company’s governance framework provides the Board of Directors with the flexibility to select the appropriate leadership structure for the Company. This determination is conducted at least annually and is based on a multitude of factors, including the current and future strategic and governance needs of the business.
For fiscal 2026, the Board of Directors decided to continue with a leadership structure comprised of a combined Chairman of the Board and CEO, a Lead Independent Director, and Board committees led by independent directors. The Board of Directors believes that in light of the Company’s clear strategy and the strength of its overall governance practices, at this time a combined Chairman/CEO role more effectively unifies the Board of Directors and management around the specific initiatives necessary to support the Company’s strategy.
Mr. Zelnick currently serves as both the Chief Executive Officer and Executive Chairman of the Company. The independent directors of the Board of Directors have elected Ms. Srinivasan to serve as our Lead Independent Director (as described below), a role that complements the Executive Chairman’s role and serves as the principal liaison between the independent directors and the Executive Chairman and Company management. Ms. Srinivasan has held this position since
September 2023.
Lead Independent Director
The Lead Independent Director serves as the principal liaison between the independent directors and the Executive Chairman and is responsible for:

Presiding at all Board of Directors meetings at which the Chairman of the Board is not present

Convening regular and special meetings of the independent directors

Developing the agenda for executive sessions of the
independent directors and working with the Chairman
to develop and approve the agenda for meetings of
the full Board of Directors, including scheduling to
ensure there is sufficient time for discussion

Coordinating feedback to the Chairman on behalf of the independent directors

Coordinating with the Company’s Chief Legal Officer to respond to shareholders who have addressed a communication to the independent directors

Making herself available for shareholder communication, as appropriate (other independent directors may also participate in such communication at times)

Handling any matters concerning an actual or potential conflict of interest involving any other director

The Lead Independent Director spends significant time engaging separately with one or more of the Chief Executive Officer, the
President, the Chief Financial Officer and the Chief Legal Officer to discuss the Company’s business strategy in greater detail and provide additional guidance to management. These meetings enable the Lead Independent Director to gain a deeper understanding of any matters being handled by management which should be brought to the attention of the entire Board of
Directors or a committee thereof, as well as an opportunity to obtain additional information on any matters which the Lead
Independent Director believes may otherwise be of interest to the other directors and to provide advice to the other directors regarding such matters. The Lead Independent Director is also invited to all meetings of the committees of the Board of
Directors and attended all such meetings in fiscal 2026.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	17
CORPORATE GOVERNANCE AND BOARD PRACTICES
BOARD COMMITTEES
Board Committees
The Board of Directors has four standing committees entirely comprised of independent directors: a Compensation Committee, a Corporate Governance Committee, an Audit Committee, and a Technology Risk Committee, which is a new committee the
Board formed in October 2025 to enable effective oversight of emerging opportunities and risks related to technology. The
Board of Directors also has a standing Executive Committee, currently comprised of Lead Independent Director Ms. Srinivasan
(Chair), and Messrs. Dornemann and Zelnick. These five committees are governed by written charters which are posted in the
Corporate Governance tab on the Company’s website at www.take2games.com. The Company’s Code of Business Conduct and Ethics is also posted on the Company’s website at www.take2games.com under the “Policies & Conduct” tab.

Name	Compensation Committee	Corporate Governance Committee	Audit Committee	Technology Risk Committee	Executive Committee
LaVerne Srinivasan
Michael Dornemann
William “Bing” Gordon
Roland Hernandez
J Moses
Michael Sheresky
Ellen Siminoff
Susan Tolson
Paul Viera
Strauss Zelnick
Meetings in Fiscal 2026	6	5	4	2	4
 Member   Chair
Compensation Committee members are Messrs. Sheresky (Chair), Dornemann and Hernandez, each of whom is an independent director under Nasdaq’s Rule 5605, and a “non-employee director” as defined under the SEC rules.
The Compensation Committee, among other roles, reviews the compensation policies and procedures of the Company, evaluates and approves executive officer compensation, and makes recommendations to the Board of Directors regarding executive compensation.
Corporate Governance Committee members are Messrs. Hernandez (Chair) and Moses and Ms. Siminoff. The Corporate
Governance Committee is responsible, among other things, for creating and maintaining overall corporate governance policies for the Company, identifying, screening and recruiting director candidates for the Board of Directors and overseeing our environmental, social and governance initiatives.
Audit Committee members are Mses. Tolson (Chair) and Siminoff and Mr. Viera. The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. In addition, the Audit Committee assists the Board of Directors in its review and oversight of the Company’s key investment objectives, strategies and policies. The Board of Directors has determined that Ms. Tolson and Mr. Viera each qualify as an
“audit committee financial expert” under federal securities laws.
Technology Risk Committee members are Messrs. Moses (Chair) and Gordon and Ms. Tolson. The Technology Risk
Committee is a new committee that was formed in October 2025, given the importance of technology to our business as an interactive entertainment company. The Committee assists the Board of Directors in its review and oversight of the Company’s technology specific risk management, including risks related to cybersecurity, artificial intelligence, data security, disaster recovery, game and publishing technology, and other emerging technology risks. Our Audit Committee Chair was strategically appointed to the Technology Risk Committee to ensure effective communication between committees and a thoughtful oversight transition process.

18	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
CORPORATE GOVERNANCE AND BOARD PRACTICES
DIRECTOR SELECTION AND REFRESHMENT
Director Selection and Refreshment
The Corporate Governance Committee will consider nominees recommended by shareholders, provided that the recommendation contains sufficient information for the committee to assess the suitability of the candidate and such nomination complies with the Company’s bylaws. Candidates recommended by shareholders that comply with these procedures will receive the same consideration that candidates recommended by the committee receive.
When selecting directors, the Board of Directors reviews and considers many factors, including experience, business understanding, achievement, available time, skills and independence. It also will consider ethical standards, integrity and any conflict of interest. It considers recommendations primarily from shareholders of the Company and from members of the Board of Directors and management. The Corporate Governance Committee conducts interviews with candidates who meet the criteria of the Board of Directors and has full discretion in considering its nominations to the Board of Directors. The Board of
Directors adopted Corporate Governance Guidelines, which include criteria to assess the suitability of candidates for the Board of Directors. These Corporate Governance Guidelines are posted under the “Conduct” tab on the Company’s website at
“www.take2games.com”.
Independent Directors
The Board of Directors has determined that Messrs. Dornemann, Gordon, Hernandez, Moses, Sheresky and Viera and
Mses. Siminoff, Srinivasan and Tolson are “independent” directors, and that Mr. Zelnick is not an “independent” director, in each case as defined under the rules of The Nasdaq Stock Market. With respect to Mr. Gordon, at the time he joined the Board of
Directors in May of 2022, the Board of Directors determined he was not an “independent” director under the rules of The
Nasdaq Stock Market as a result of a pre-existing consulting services agreement between Zynga Inc. and Mr. Gordon. Because this consulting services agreement was terminated effective as of June 15, 2022, which is more than three years ago, the
Board of Directors has now determined that Mr. Gordon currently qualifies as an “independent” director under the rules of The
Nasdaq Stock Market effective as of June 15, 2025. During fiscal 2026, the independent directors met in executive session
(outside the presence of management) on eleven occasions.
Board Composition and Refreshment
The Board of Directors routinely reviews the composition of the Board and believes that it benefits from having a group of directors with a wide range of viewpoints, including based on experience, backgrounds and other factors. The Board has taken a deliberate approach to refreshment, with new directors joining in four of the prior nine years and five of our 10 director nominees having served for nine years or less. The Board values maintaining directors with a range of tenures to balance new perspectives with the benefit of directors who have served through the evolution of the interactive entertainment industry.
On an annual basis, the Corporate Governance Committee conducts a succession planning and refreshment review that covers the Board of Directors, the Company’s executive officers and, in conjunction with the Company’s Chief Human Resources
Officer, a review of succession planning throughout the organization. Further information relating to our management succession planning process is set forth below under “Management Development and Succession Planning.” As a result of its regular succession planning and refreshment reviews, the Board of Directors has made the following changes to the composition of the committees of the Board of Directors since the fiscal year ended March 31, 2024 (“fiscal 2024”):

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	19
CORPORATE GOVERNANCE AND BOARD PRACTICES
ATTENDANCE AT SHAREHOLDER MEETINGS

Fiscal 2024	Fiscal 2025	Fiscal 2026

•In September 2023,
Ms. Srinivasan succeeded
Mr. Dornemann as our
Lead Independent Director,
was appointed to serve
as the Chair of the Executive
Committee, and rotated
off the Corporate
Governance Committee.
•Also at that time, Ms. Siminoff
joined the Corporate
Governance Committee.
•Effective October 1, 2024, Mr. Dornemann rotated off the Corporate Governance and Audit Committees. •Also at that time, Mr. Sheresky rotated off the Executive Committee.
•Effective September 18,
2025, Mr. Moses rotated off
the Compensation Committee
and stepped down as Chair
of the Corporate Governance
Committee, while continuing
to serve as a member of
that committee.
•Also at that time,
Mr. Hernandez joined the
Corporate Governance
Committee and succeeded
Mr. Moses as Chair of the
committee and Mr. Sheresky
rotated off the Corporate
Governance Committee.
•In October 2025, the
Board formed the Technology
Risk Committee, which is
comprised of Mr. Moses
as Chair, Ms. Tolson and
Mr. Gordon.

Board Assessment Process
The Board of Directors and its committees conduct annual self-evaluations that include both the completion of a questionnaire as well as biennial individual interviews of each director by an outside third party. These evaluations are utilized by the Board and each committee to improve communication, strategy, and effectiveness, and to identify possible improvements that can be made to the performance and composition of the Board and each of its committees. The Corporate Governance Committee assists the Board of Directors in its review and reports to the full Board regarding its findings and recommendations, which are considered and implemented as appropriate. Furthermore, the Compensation Committee performs an annual performance review of the Chairman/CEO and other named executive officers and reports its findings to the full Board of Directors.
Attendance at Shareholder Meetings
The Board of Directors has adopted a policy whereby director nominees are encouraged to attend the Company’s annual meeting of shareholders. All of our then incumbent director nominees attended the last annual meeting of the Company’s shareholders in September 2025.
Meetings of Directors
The Board of Directors held eleven meetings during fiscal 2026. Each of the incumbent directors attended at least 75% in the aggregate of all meetings of the Board of Directors and committees on which the individual served for the period of his or her service in the fiscal year. Periodically, the Board of Directors convenes at an off-site strategic planning session, which includes presentations and discussions with senior management, to review the Company’s strategic, competitive and financial performance goals as well as to discuss the Company’s long-term strategic plan. The most recent off-site strategic planning session took place in October 2025.

20	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
CORPORATE GOVERNANCE AND BOARD PRACTICES
BOARD OVERSIGHT
Board Oversight
Board’s Role in Oversight of Strategy and Risk Management
The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews the
Company’s policies for risk assessment and risk management, including overseeing risks specifically relating to financial reporting and internal controls. The Technology Risk Committee reviews and oversees the Company’s technology specific risk management, including risks related to cybersecurity, artificial intelligence, data security, disaster recovery, game and publishing technology, and other emerging technology risks. The Compensation Committee oversees risks relating to compensation programs and policies. See “Risk Assessment of Overall Compensation Program.” The Corporate Governance
Committee oversees sustainability matters and operational risk relating to insurance. In each case, management periodically reports to our Board of Directors or to the relevant committee, which provides guidance on risk appetite, assessment, and mitigation. Each committee charged with risk oversight reports to our Board of Directors on those matters.

COMMITTEE RISK OVERSIGHT

AUDIT	COMPENSATION	CORPORATE GOVERNANCE	TECHNOLOGY

Reviews the Company’s policies
for risk assessment and risk
management relating to financial
reporting and internal controls,
and assesses steps
management has taken to
control such risks and exposures
	Oversees risks relating to compensation programs and policies. See “Risk Assessment of Overall Compensation Program”	Oversees sustainability matters and operational risk relating to insurance
Oversees technology
specific risk, including risks
related to cybersecurity,
artificial intelligence, data
security, disaster recovery,
game and publishing
technology, and other
emerging technology risks

Management Development and Succession Planning
The Board of Directors recognizes the importance of retaining and developing highly qualified leadership talent. To gain insight into our pool of talent and what attracts, motivates, and retains key employees, the Board of Directors engages with members of our management team and high-potential individuals across the business during annual 360-degree interviews, management presentations, off-site strategic planning sessions, and periodic informal meetings and communications. By regularly interacting with our current and future leaders, the Board of Directors facilitates a deeper understanding of our Company’s culture and best positions itself to oversee and help maintain a long-term program for the effective development and succession planning of our senior management team.
To oversee and continue to develop this long-term practice, the Board of Directors discusses management succession planning at least once a year, and the Corporate Governance Committee works with management to maintain a succession plan for key members of the team. Additionally, the Corporate Governance Committee monitors and reports to the Board of Directors on certain related issues, including preparedness for an emergency situation affecting senior management, as well as the long-
term growth and development of the senior management team.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	21
CORPORATE GOVERNANCE AND BOARD PRACTICES
SUSTAINABILITY MATTERS
Sustainability Matters
The Company believes that focusing on corporate governance and corporate responsibility creates value for the Company, our employees, our shareholders, our consumers and other stakeholders while also helping mitigate risks, reduce costs, protect brand value, and identify market opportunities. The Board of Directors provides oversight for this area through the Corporate
Governance Committee, which oversees and reviews our sustainability strategy and guides long-term climate strategy. The
Company oversees sustainability matters using the following structure:

CORPORATE GOVERNANCE COMMITTEE

MANAGEMENT COMMITTEE

•Human Resources •Legal •Cybersecurity	•Investor Relations •Workplace	•Financial •Creative
The Company seeks to ensure that corporate responsibility and sustainability considerations are incorporated into our corporate strategy, disclosure, and long-term goals to maintain and advance sustainable shareholder value. We intend to publish our fifth Impact Report incorporating the Sustainability Accounting Standards Board standards in September 2026. The report will highlight the Company’s efforts across key environmental, social, and governance topics and will be available on our website. We also publish a standalone report on the Task Force on Climate-Related Financial Disclosure recommendations, which is also posted on the Company’s website. These reports and our website are not incorporated herein by reference. Areas on which this committee continues to focus include board composition and refreshment, cybersecurity, human capital management, sustainability and community engagement.
Cybersecurity
We continue to invest financial and operational resources to implement certain systems, processes and technologies to guard against cyber risks and to help protect our data and systems. Our Technology Risk Committee receives reports on at least a quarterly basis regarding key cybersecurity risks and related matters, including secure processing, storage, and transmission of personal and confidential information, such as the personally identifiable information of our users. For additional information with respect to the Company's cybersecurity risk management, strategy and governance, see Item 1C under the heading
“Cybersecurity” of Part I of the Company's Annual Report on Form 10-K for fiscal 2026.
Human Capital Management
One of Take-Two’s most important assets is our people. We are constantly focused on our teams – their success, their structure and how best to support them given their particular needs and projects.
Employee Statistics*

12,909 full-time employees	77.4% of employees are focused on product development

*As of March 31, 2026
For additional information with respect to the Company's Human Capital Management, see Item 1 under the heading “Human
Capital Management” of Part I of the Company's Annual Report on Form 10-K for fiscal 2026.

22	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
CORPORATE GOVERNANCE AND BOARD PRACTICES
BOARD AND GOVERNANCE POLICIES
Sustainability
We aim to integrate environmental responsibility into our operational and product strategies. We will seek to reduce our carbon footprint and find opportunities for cost savings by seeking to make environmentally conscious choices in our offices worldwide.
Community & Engagement
We firmly believe that diversity of thought drives the innovation that is integral to our success. We strive to provide an inclusive workplace in which everyone feels respected, heard, and safe. Our culture, grounded in compassion, collaboration, and a commitment to excellence, supports an inclusive and welcoming environment for prospective employees and the broader community.
Board and Governance Policies
Outside Directorship Policy
The Board of Directors has established a policy requiring (i) each director and executive officer to advise the Board of Directors of all of his or her directorships in other publicly-held or privately-held companies, and (ii) that all members of the Board of
Directors may not sit on more than three outside public company boards. Directors are expected to ensure that other existing commitments including service on other boards do not interfere with the member’s service as a Company Director. Annually, the
Corporate Governance Committee conducts a review of director commitment levels to ensure they are aligned with our service expectations. The Corporate Governance Committee has reviewed the Company’s nominees for the Board of Directors and has determined that all nominees have the capacity to serve effectively on the Company’s Board of Directors.
Code of Business Conduct and Ethics
The Company has adopted a written Code of Business Conduct and Ethics that applies to directors, officers and employees of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer and controller and any person performing similar functions. A copy of the Code of Business Conduct and Ethics is posted on the
Company’s website at “www.take2games.com” and can be accessed by clicking on “Policies & Conduct,” “Conduct and Social
Responsibility,” then “Global Code of Business Conduct and Ethics.”
Supplier Code of Conduct
The Company has also adopted a Supplier Code of Conduct that applies to vendors, suppliers, consultants and other third parties we engage, which makes clear that we expect all of our business partners to operate fairly and ethically, comply with domestic and international laws, and promote a work environment that values honesty, openness, integrity, and respect for fundamental human rights, wherever in the world we do business. A copy of the Supplier Code of Conduct is posted on the
Company’s website at “www.take2games.com” and can be accessed by clicking on “Polices & Conduct,” then “Supplier Code of Conduct.”

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	23
CORPORATE GOVERNANCE AND BOARD PRACTICES
BOARD AND GOVERNANCE POLICIES
Policy on Majority Voting for Directors
The standard in the Company’s bylaws for uncontested director elections is a majority vote standard. In an uncontested election, a director shall be elected if the number of votes that are cast “for” his or her election by holders of the stock present in person or represented by proxy entitled to vote on the election of directors exceeds the number of votes cast “against” his or her election by such holders. If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director will continue to serve on our Board as a “holdover director” (i.e., until his or her successor has been duly elected and qualified, or until the earliest of his or her death, resignation or removal). In an uncontested election, any nominee for director who fails to receive a greater number of votes cast “for” such individual’s election than votes cast “against” such election promptly shall tender the individual’s resignation to the Corporate Governance Committee following certification of the shareholder vote. The Corporate Governance Committee promptly will consider the resignation offer and recommend to the
Board of Directors the action to be taken with respect to such offered resignation. The Board of Directors will act on the
Corporate Governance Committee’s recommendation within 90 days following the date of the Annual Meeting. Thereafter, the
Board of Directors will disclose promptly its decision whether to accept the director’s resignation offer (and the reasons for rejecting the resignation offer, if applicable) in a Current Report on Form 8-K filed with the SEC. Any director tendering a resignation pursuant to this provision shall not participate in the Corporate Governance Committee recommendation or action of the Board of Directors regarding whether to accept the resignation offer.
Securities Trading Policy
The Company has adopted a written Securities Trading Policy that applies to directors, officers, employees and consultants of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer and controller and any person performing similar functions. A copy of the Securities Trading Policy, which includes requirements for
Rule 10b5-1 trading plans, is included as an exhibit to our Annual Report on Form 10-K for the fiscal year ended
March 31, 2024, which is available through our Internet website at www.take2games.com or the SEC’s website at www.sec.gov.
Conflict of Interest Guidelines for Directors/Directors’ Code of Conduct
The Company has adopted a written Conflict of Interest Guidelines for Directors/Directors’ Code of Conduct that applies to directors of the Company. A copy of the Conflict of Interest Guidelines for Directors/Directors’ Code of Conduct is posted on the
Company’s website at “www.take2games.com” and can be accessed by clicking on “Policies & Conduct,” then “Conflict of
Interest Guidelines for Directors” or “Guidelines for Directors and Board Governance,” as applicable.

24	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
CORPORATE GOVERNANCE AND BOARD PRACTICES
OTHER EXECUTIVE OFFICERS
Other Executive Officers
Each of the following executive officers, who are not also directors, will serve in such capacity until the next Annual Meeting of
Shareholders or until earlier termination or removal from office.

President Age: 56	KARL SLATOFF

Key experience and qualifications:
Mr. Slatoff became President of the Company in May 2013 and served as Chief Operating Officer of the
Company from October 2010 through April 2013. Mr. Slatoff serves as President of the Company pursuant to the terms of the 2022 Management Agreement (as defined below) between the Company and ZMC. See
“Certain Relationships and Related Transactions—Management Agreement.” From February 2008 to October
2010, Mr. Slatoff served as an Executive Vice President of the Company. Mr. Slatoff also is a partner in ZMC.
He previously served as a director of Cannella Response Television, LLC and CommentSold, Inc.

Prior to joining ZMC in 2001, Mr. Slatoff served as Vice President, New Media for BMG Entertainment, where he was responsible for guiding BMG’s online digital strategies, including the development of commercial digital distribution initiatives and new business models for the sale and syndication of online content. From 1994 to
1996, he worked in strategic planning at the Walt Disney Company, where he focused on the consumer products, studio and broadcast divisions, as well as several initiatives in the educational, publishing and new media sectors. From 1992 to 1994, Mr. Slatoff worked in the corporate finance and mergers and acquisitions units at Lehman Brothers where he focused on the consumer products and retail/merchandising industries.

Chief Financial Officer Age: 58	LAINIE GOLDSTEIN

Key experience and qualifications:
Ms. Goldstein has been Chief Financial Officer of the Company since June 2007, and is responsible for overseeing Finance, Investor Relations and Corporate Communications. Ms. Goldstein previously served as the Company’s Senior Vice President of Finance from November 2003. Ms. Goldstein also serves as a director and member of the audit committee of Phreesia, Inc.

Ms. Goldstein is a CPA with financial and business experience in the software, entertainment, retail and apparel industries, with proven success in managing the finance function of publicly traded companies. Prior to joining the Company, she held a number of positions of increasing responsibility with Nautica Enterprises, Inc., most recently serving as Vice President, Finance and Business Development. Earlier in her career, she held positions in the audit and reorganization departments at Grant Thornton LLP.

Executive Vice President and Chief Legal Officer Age: 54	DANIEL EMERSON

Key experience and qualifications:
Mr. Emerson has served as Executive Vice President and General Counsel of the Company since October
2014 and, effective May 2019, Mr. Emerson was made Chief Legal Officer. Mr. Emerson joined the Company as a Vice President in June 2005 and served in various capacities of increasing responsibility within the legal department, including Senior Vice President, Corporate Secretary, Deputy General Counsel and General
Counsel. In addition to serving as the Chief Legal Officer of the Company, Mr. Emerson oversees administrative management of Internal Audit on behalf of the Audit Committee.

Prior to joining the Company, Mr. Emerson was a partner in the New York office of the law firm Blank Rome
LLP, where he represented public and private companies across a variety of industries in mergers &
acquisitions, securities law, financings and general corporate matters.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	25
PROPOSAL 2: NON-BINDING ADVISORY VOTE TO
APPROVE THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS
In accordance with the SEC’s proxy rules, we are seeking approval, on a non-binding advisory basis, of the compensation of the Company’s “named executive officers” listed in the Summary Compensation Table (the “NEOs”) for fiscal 2026, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosures. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this
Proxy Statement. This vote is commonly known as a “say-on-pay” advisory vote. Consistent with the approval by our shareholders, on an advisory basis, of an annual advisory vote on the compensation of the named executive officers, the Board of Directors has adopted a policy providing for annual “say-on-pay” advisory votes.
The compensation of our NEOs is described in detail in the “Compensation Discussion and Analysis” section of this Proxy
Statement beginning on page 26, which we encourage you to read for additional details on our executive compensation programs and compensation of our NEOs for fiscal 2026.
Our executive compensation programs are based on three core principles that are designed to motivate our NEOs to achieve annual financial and strategic objectives to enhance the profitability of the Company and create long-term shareholder value.
The fiscal 2026 compensation of our NEOs reflected these core principles:

A substantial portion of our NEOs’ compensation was based on the financial performance of the Company and therefore “at risk”;

The majority of each NEO’s total compensation was provided in the form of long-term equity, two-thirds of which was subject to performance-based vesting, including total shareholder return (“TSR”) and recurrent consumer spending
(“RCS”) performance metrics, to further align the interests of our NEOs and shareholders; and

The target total direct compensation package for each NEO was consistent with market practices for executive talent and each NEO’s individual experience, responsibilities and performance.

We believe that our compensation programs and policies for fiscal 2026 were consistent with our core compensation principles, provided an effective incentive for the achievement of positive results, aligned with shareholders’ interests, are supported by strong compensation governance practices and worthy of continued shareholder support. Accordingly, we ask for our shareholders to indicate their support for the compensation paid to our NEOs by voting “FOR” the following non-binding resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve the compensation of the named executive officers for the fiscal year ended March 31, 2026, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosures as included in this Proxy Statement.”
Because your vote is advisory, the result will not be binding upon the Company. Although not binding, the Board of Directors values the opinions of our shareholders and will carefully review and consider the outcome of the vote, along with other relevant factors, in evaluating its compensation program for our NEOs.

THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE FOREGOING RESOLUTION ON THE
COMPENSATION OF THE NEOS IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE
COMPANY’S NEOS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION.

26	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS

TABLE OF CONTENTS

Compensation Discussion and Analysis	26
Executive Summary	26
Detailed Discussion and Analysis	33
Report of the Compensation Committee of the Board of Directors	48
Risk Assessment of Overall Compensation Program	48

The Compensation Discussion and Analysis section describes the material elements of our executive compensation program for fiscal 2026, including the NEOs as identified in the Summary Compensation Table and listed below:

Strauss Zelnick Executive Chairman and Chief Executive Officer	Karl Slatoff President	Lainie Goldstein Chief Financial Officer	Daniel Emerson Executive Vice President and Chief Legal Officer

Messrs. Zelnick and Slatoff serve in their executive positions pursuant to a management agreement with ZMC, discussed below.

Executive Summary
Take-Two is a leading developer, publisher and marketer of interactive entertainment for consumers around the globe.
We develop and publish products principally through Rockstar Games, 2K and Zynga.

Top Titles Include:	Top Titles Include:	Top Titles Include:

•Grand Theft Auto •Red Dead Redemption •L.A. Noire •Max Payne •Midnight Club	•NBA 2K •Borderlands •PGA TOUR 2K •BioShock •Mafia •Sid Meier’s Civilization •WWE 2K •XCOM	•Match Factory! •Toon Blast •CSR2 •Merge Dragons! •Color Block Jam •Words With Friends •Top Eleven •Empires & Puzzles •Zynga Poker

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	27
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
Our strategy is to create hit entertainment experiences, delivered on every platform relevant to our audience through a variety of sound business models. Our pillars - creativity, innovation, and efficiency - guide us as we strive to create the highest quality, most captivating experiences for our consumers. We believe that our player-first approach and commitment to creativity and innovation are distinguishing strengths, enabling us to differentiate our products in the marketplace by combining advanced technology with compelling gameplay that provide unique, deeply engaging experiences. Our teams have established a portfolio of proprietary software content for the major hardware and mobile platforms, and we aim to be at the forefront of technological innovation. We have a diverse portfolio that spans all key platforms and numerous genres, including action, adventure, family, casual, hyper-casual, role-playing, shooter, social casino, sports, and strategy. This enables us to appeal to a wide array of consumers worldwide, ranging from game enthusiasts to casual gamers. Most of our intellectual property is internally owned and developed, which we believe best positions us financially and competitively. In addition, we license selectively some highly recognizable renowned brands, particularly in sports entertainment. We support our products with innovative marketing programs created by our global teams.
Our management team and creative talent at Rockstar Games, 2K, and Zynga are essential to building and maintaining the strongest portfolio of Intellectual Property (“IP”) in the industry. Our compensation program is designed to reflect the importance of our creative talent, including through the use of equity awards to establish strong links between our creative teams and long-term value creation for shareholders.
Select Fiscal 2026 Performance Highlights
The Company delivered strong financial results in fiscal 2026 and continued to execute successfully on our strategy to capitalize on the popularity of video games by developing and publishing high-quality interactive entertainment experiences across a range of genres.

Fiscal 2026 Financial and Operating Results

Net Revenue $6.66 Billion			Net Bookings (operating metric) $6.72 Billion

Net Revenue by Platform
Console, PC and Other
$3.32 Billion	49.9%	of Net Revenue	Recurrent Consumer Spending (virtual currency, add-on content, and in-game purchases)
Mobile			$5.20 Billion	78.1%	of Net Revenue
$3.33 Billion	50.1%	of Net Revenue

Business Highlights
•We released successful hit titles, engaged players with a steady cadence of in-game content, and further strengthened our organization for the long term. Highlights from the year include:
–The Grand Theft Auto series continued to outpace expectations significantly and demonstrated strong momentum leading up to the planned launch of Grand Theft Auto VI on November 19th. We had strong engagement driven by A Safehouse in the Hills – one of the best-performing updates in its history. Sales of Grand Theft Auto V advanced further, with nearly 230 million units sold-in to-date. GTA+ also delivered significant growth year-over-year, driven by successful seasonal updates and highly attractive monthly benefits, such as the inclusion of NBA 2K26 in its games library.
–Red Dead Redemption 2 remains a global favorite and has sold-in over 80 million units as of the end of fiscal 2026.
–NBA 2K26 expanded its audience with sell-in surpassing 10 million units, a 5% increase over NBA 2K25. Players responded positively to new features and gameplay enhancements. We are also pleased with the performance of franchise’s brand extensions, including NBA 2K25 Arcade Edition, NBA 2K Online in China, and NBA 2K All-Stars mobile title.

28	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
–WWE 2K26 was well received by critics and consumers alike. Fourth quarter engagement was excellent, with more than
85 million matches played – an increase of 7% compared to WWE 2K25.
–Zynga concluded fiscal 2026 with healthy performance, led by its multi-studio approach and excellence in Live Ops:
•Toon Blast posted significant growth again this year, as Peak introduced new events and features.
•Match Factory! delivered strong results, with players responding positively to its live service execution and a pipeline of player-friendly features, including the collectible album.
•Color Block Jam became a top-five title within Zynga’s portfolio.
•Empires and Puzzles offered a robust slate of in-game events celebrating the title's ninth anniversary.
–Our direct-to-consumer channel contributed to Net Bookings and margin growth as we integrated additional mobile titles and deepened player relationships by reducing payment friction and enhancing the user experience. These efforts are generating improvements in conversion and customer loyalty. As the regulatory landscape evolves, we are increasingly confident in the sustainability and growth profile of this channel.
Our strong fiscal 2026 performance also reflects the strategic steps management has taken over the past several years to fortify our balance sheet, expand and diversify our franchise portfolio, and improve our margin profile for the long term.
Shareholder Engagement
We maintain a robust year-round shareholder outreach
program that fosters ongoing, two-way dialogue on topics our shareholders find most important. Our Board members
regularly participate in these critically important conversations, covering a diverse range of topics, including
board, governance, sustainability and executive
compensation.
At our 2025 annual meeting of shareholders, we were pleased
that our Say-on-Pay proposal received 95% support reflecting our extensive outreach efforts and responsiveness to
shareholder feedback. Since the 2025 Annual Meeting, we
have sought discussions with holders representing more than
55% of our outstanding shares and have met with all investors who expressed an interest in engaging with us, representing
nearly one-third of our outstanding shares. Members of our
Board of Directors actively participated in meetings with
shareholders holding over one-quarter of our
outstanding shares.
Shareholders continued overwhelmingly to express support
for our compensation program. Consistent with prior feedback, shareholders viewed favorably the increased rigor and
disclosure of goal setting within our annual cash incentive program, the increased weighting of performance-based equity as part of our long-term incentive program, and the adoption of longer performance and vesting periods for equity awards. These enhancements were implemented in response to prior shareholder input and incorporated into a management agreement (the
“2022 Management Agreement”) with ZMC, which became effective for the fiscal year ended March 31, 2023 (“fiscal 2023”).
Investors also responded positively to the formation of our Technology Risk Committee, which oversees key emerging technology risks and opportunities, including cybersecurity and AI, and reports its findings to the full Board. In addition, conversations surrounding our Human Capital Management policies were constructive and reflected continued support for our approach to talent management.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	29
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY

Shareholder Engagement Following the 2025 Annual Meeting

Shareholders Contacted	Engaged with	Director-Led Discussions

~56.4%	~31.8%	~28.3%

of our outstanding common stock	of our outstanding common stock	of our outstanding common stock

All percentages represent ownership of Take-Two outstanding common stock as reported by our shareholders’ most recent filings as of the date of this Proxy Statement.

The key topics discussed during shareholder engagement activities following our 2025 Annual Meeting included:
•Compensation Practices: Shareholders remained pleased to see compensation program changes made in the past few years, including enhanced performance goal rigor, longer performance and vesting periods for equity awards, a greater emphasis on performance-based compensation, and expanded compensation-related disclosure.
•Board Composition and Governance: Shareholders discussed Board composition, tenure, refreshment, and emerging skill sets. Investors responded favorably to the addition of an individualized Board skills matrix and accompanying disclosures regarding the relevance of each skill represented on the Board. (see Page 15).
•Succession Planning and Board Refreshment. Shareholders discussed the Company’s approach to leadership succession and Board refreshment, including the Board’s rotation of leadership and committee roles to balance new perspectives with the institutional knowledge of directors who have served through the evolution of the interactive entertainment industry. This included the appointment of a new Lead Independent Director in 2023, the appointment of
Roland Hernandez as the new Corporate Governance Committee Chair in 2025, and the appointment of J Moses to lead our new Technology Risk Committee.
•Artificial Intelligence and Technology Oversight. Shareholders expressed interest in the Company’s approach to AI, including governance, oversight, and current and potential future applications across our business. Shareholders also responded positively to the formation of the new Technology Risk Committee in October 2025, reflecting the growing importance of emerging technology oversight in our industry and the importance of technology to our business as an interactive entertainment company. We discussed management’s oversight of AI implementation, as well as the new
Technology Risk Committee's role in monitoring AI-related risks and opportunities. We also emphasized our belief that AI can enhance the capabilities and productivity of our workforce while complementing human creativity.
•Sustainability Topics. Shareholders discussed the Company’s approach to sustainability topics, including Human Capital
Management, and recognized the importance of our attracting, retaining and motivating key talent. Investors also highlighted the value of the Company’s broad-based equity compensation program in supporting these objectives for the Company’s creative talent.

30	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
Fiscal 2026 Variable Compensation Targets and Performance Achievement
Annual and long-term incentives for ZMC and our other NEOs are based on measurable financial and share price performance metrics that reflect key measures of our success. The following table summarizes the targets and actual results for both ZMC and NEO performance-based cash compensation for fiscal 2026 and equity compensation linked to TSR and RCS performance granted in fiscal 2026.

	Financial Performance Metrics	2026 Performance Threshold	2026 Performance Target	2026 Performance Maximum

Annual Incentive	Adjusted EBITDA

Performance-Based RSUs (Fiscal 2026 Grant)	Relative TSR RCS
* Relative TSR and RCS metrics are measured over the three-year period ending March 31, 2028.

Annual Incentive Plan Target Setting
Our Compensation Committee establishes the annual cash incentive based solely on performance against a budgeted Adjusted
EBITDA* goal set at the beginning of each fiscal year. Adjusted EBITDA is an objective measure that focuses our executives on operating growth and profitability, which the Committee believes is key to shareholder value creation. There is no discretionary element to this goal.
In setting an Adjusted EBITDA target, the Board of Directors works closely with management as part of an iterative process to set the budget and determine an appropriate target that aligns with the Company’s goals and objectives for the upcoming fiscal year. The Board of Directors is guided by a philosophy to set rigorous, yet achievable goals that contain appropriate stretch targets to motivate outperformance. The factors considered in determining the appropriate annual Adjusted EBITDA target include the Company’s projected annual release schedule, whether the releases are new IP or iterations of established IP, the
Company’s expected investment in future research and development, and an analysis of the risks and opportunities for the upcoming fiscal year. Because release schedules, investment amounts, and expected risks and opportunities differ year over year, a rigorous target that provides an appropriate incentive for the Company’s executives will vary from year to year.
In setting our fiscal 2026 Adjusted EBITDA targets, the Board of Directors specifically considered, among other factors:
•Our expected product releases, including the expected timing of releases;
•Our efforts to grow our mobile portfolio;
•The market conditions for our industry; and
•Our plan to build scale through organic initiatives.
As a result of these considerations, the fiscal 2026 Adjusted EBITDA target was set at a level above the actual Adjusted
EBITDA achieved in the fiscal year ended March 31, 2025 (“fiscal 2025”).

*Adjusted EBITDA is a non-GAAP measure, which is defined as GAAP net income (loss) excluding the change in deferred net revenue and related cost of revenue, stock-based compensation, business reorganization, interest expense (income), depreciation and amortization, amortization and impairment of intangible assets, bonus, income taxes, fair value adjustments related to certain equity investments and acquisition-related costs. Refer to Annex A herein for a reconciliation of GAAP net income to the Adjusted EBITDA measure discussed above.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	31
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
Annual Incentive Plan Achievement
Target Adjusted EBITDA for fiscal 2026 was $919.5 million and the Company achieved actual Adjusted EBITDA of $1,401.6 million. Our achievement was driven by:
•Overperformance of our expectations by NBA 2K;
•Overperformance of our expectations by our mobile business; and
•Better than expected performance by GTA Online and GTA V.
As a result of our Adjusted EBITDA performance exceeding 150% of target, ZMC and our other NEOs received maximum bonus payouts under the fiscal 2026 annual incentive plan. This marked the first time since fiscal 2021 that maximum payments were achieved, and reflects our outstanding operational and business performance in fiscal 2026. For further discussion of our results for fiscal 2026, see the above section titled “Select Fiscal 2026 Performance Highlights.”
For a detailed description of the performance-based RSUs that vested, or failed to vest, in fiscal 2026, see “Compensation
Discussion and Analysis—Detailed Discussion and Analysis—Principal Elements of Non-ZMC Related Executive
Compensation—NEO Long-Term Incentive Awards Vested in Fiscal 2026” and “Certain Relationships and Related Transactions
—Management Agreement.”
ZMC Management Agreement
Executive Chairman and CEO Strauss Zelnick and President Karl Slatoff serve as executives of the Company under the 2022
Management Agreement with ZMC, a partnership of private equity investors that focuses on the media and communications industry, of which they are partners. The 2022 Management Agreement (which runs through March 31, 2029) includes the following enhancements from the prior 2017 Management Agreement that were implemented in response to direct feedback from shareholders:

ZMC Management Agreement Enhancements

Structural Element	2017 Management Agreement	2022 Management Agreement

Percentage of at-risk compensation at max (across both Annual Incentive and LTI awards)	71%	80%(1)

Proportion of performance-based equity at target	55%	67%

Measurement and vesting period of performance-based equity awards	Two years	Three years

Vesting period of time-based equity	Two-year cliff vesting	Three-year ratable vesting

Percentage of performance-based equity tied to Relative TSR, RCS and IP metrics	75% Relative TSR 12.5% RCS 12.5% IP	75% Relative TSR 25% RCS

Relative TSR Peer Group	Nasdaq Composite Index	Nasdaq-100 Index

Rigorous Relative TSR Thresholds	40th percentile minimum 50th percentile target 75th percentile or above maximum	Same

Increased Transparency	60% cap on fees paid by ZMC to Mr. Zelnick 40% cap on fees paid by ZMC to Mr. Slatoff	Same

(1)Percentage based on fiscal 2026 compensation.

32	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
NEO Compensation Structure and Pay-for-Performance Principles
The Compensation Committee has developed compensation programs and arrangements designed to place a substantial portion of our executives’ compensation at risk based on Company performance. Equity awards are a key element in the compensation of our executives, as well as creative talent throughout the organization, given the strong linkage equity awards create between our executives and the long-term performance of our Company as well as the interests of our shareholders.
In fiscal 2026, based on feedback received from shareholders, the Compensation Committee continued to structure ZMC’s annual equity grant (i) to maintain 67% weighting on performance awards, ensuring that a significant portion of such equity awards remained “at risk,” and (ii) to continue to have 25% of the vesting criteria for such performance awards subject to the
RCS performance metric. Also based on feedback from shareholders, the Compensation Committee (i) continued to include the
RCS performance metric in the annual equity grant to our non-ZMC NEOs (comprising 25% of the performance awards), and
(ii) maintained the three-year performance period for the performance awards issuable to all our NEOs to ensure continued
alignment with long-term shareholder value.
Compensation to All NEOs
We believe our short-term and long-term incentives are balanced to help incentivize optimal performance and also note that there is no duplication in use of performance metrics between short-term and long-term programs. In fiscal 2026, our NEO compensation program consisted of three primary components: an annual management fee (for ZMC executives) or base salary (for our non-ZMC NEOs), an annual incentive opportunity, and long-term incentive awards. The majority of target compensation was performance-based and weighted toward long-term incentives.
The following table summarizes such compensation components for our NEOs in fiscal 2026:

Compensation Component	% Linked to Performance	Delivery From	Performance Link	Performance Measurement/ Vesting Period
Annual Management Fee / Annual Base Salary	—	Cash	—	—
Annual Incentive	100%	Cash	Adjusted EBITDA	1 year
Long-Term Incentive (Equity Grants)	67% at target 80% at maximum	Performance- Based Awards	75%: Relative TSR Performance 25%: Recurrent Consumer Spending Performance	3-year measurement period 3-year cliff vest
		Time-Based Awards	—	3-year ratable vesting for ZMC executives 4-year ratable vesting for non-ZMC NEOs
In fiscal 2026, the Compensation Committee continued to include RCS performance-based vesting in awards granted to our non-ZMC NEO’s in the same proportion as awards granted to ZMC. The Committee believes that emphasizing RCS growth helps reduce the volatility in our business, since our release slate can vary from year to year, better positioning the Company to achieve our goal of sustained year over year growth. RCS performance is also a key measure of our mobile business and several of our major console-based franchises (including NBA 2K and Grand Theft Auto Online), all of which are strategic priorities for our Company.
Structural Pay and Performance Alignment for All NEOs
Our NEOs receive a mix of compensation that is appropriately weighted towards at-risk pay in the form of annual incentives and long-term incentives. The Compensation Committee believes this creates strong alignment with the Company’s stated
compensation philosophy of providing compensation commensurate with individual and corporate performance. The majority of incentive compensation is also delivered in the form of equity, which aligns executives’ incentives and the interests of our shareholders.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	33
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS
The following chart illustrates the fiscal 2026 compensation mix, based on maximum compensation opportunities for ZMC and for our other NEOs.
Highlights of Compensation Governance Practices
The Company maintains strong compensation governance practices that support our pay-for-performance principles and align management incentives with the interests of our shareholders. We have adopted a number of “best practices” with respect to executive compensation, including:

Clawback policy applicable to NEOs, including ZMC

Incentive caps on annual bonuses to NEOs

Strong anti-hedging and anti-pledging policies

Double-trigger acceleration of vesting on a change in control

Meaningful stock ownership requirements (6x per
annum management fee, excluding any bonuses, for
each of CEO/Chairman and President; 3x annual
base salary for other NEOs; and 5x annual cash
retainer for directors)

Equity incentive plan provisions that prohibit re-pricing of stock options without shareholder approval

Limited perquisites

No tax gross ups in respect of any excise taxes on parachute payments

Annual compensation risk assessment for employee plans

Retention of independent compensation consultants by the Compensation Committee

Balanced compensation approach between short-and long-term incentive opportunities

Detailed Discussion and Analysis
The main body of this Compensation Discussion and Analysis provides details on the principles and objectives of our executive compensation program and the Compensation Committee’s key fiscal 2026 compensation-related decisions. This section is organized into the following categories:
I.Objectives and Philosophy of Executive Compensation
II.Competitive Market Positioning
III.Compensation to Executive Chairman and CEO and President
IV.Other NEO Compensation
V.Principal Elements of Non-ZMC Related Executive Compensation
VI.Operation of the Compensation Committee
VII.Compensation Governance Practices

34	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS
I. Objectives and Philosophy of Executive Compensation
Our executive compensation program is designed to drive Take-Two’s mission of producing strong, sustainable financial results for shareholders by creating the highest quality, most captivating experiences for our consumers. To achieve this objective, we seek to attract and retain executives who are committed to creativity, efficiency and innovation.
Accordingly, the Compensation Committee has established a market competitive compensation plan for our NEOs that is designed to:

Enhance the profitability of the Company and drive shareholder value creation;

Link a substantial portion of compensation to the Company’s long-term financial and stock price performance, thereby creating long-term shareholder value;

Attract, motivate, and retain highly qualified individuals;

Reward each NEO’s contribution to the Company’s profitability and growth; individual initiative, leadership and achievements; and management of risks; and

Motivate NEOs to build a career at the Company and to contribute to our future success.

Our compensation program’s design, and in particular the use of equity awards as a key incentive element, establishes strong links between our creative teams and long-term value creation for shareholders. Our compensation program reflects the importance of creative talent to our business and enables us to retain and incentivize these groups. As a result of the importance we place on equity incentives, Take-Two may, in some years, have higher equity usage for share plans than some of our peers; however, for the past three fiscal years we have been below the 50th percentile of our peer group. The Board of
Directors periodically authorizes share repurchases when it believes such actions are in the best interest of the shareholders;
these repurchases directly reduce the number of the Company’s outstanding shares.
II. Competitive Market Positioning
The Compensation Committee determines pay levels for our NEOs based on a number of factors, including the individual’s role and responsibilities within the Company, the individual’s experience and expertise, historical compensation actually realized by the individual, pay levels in the marketplace for similar positions, and performance of the individual and the Company as a whole. In determining pay levels, the Compensation Committee considers all forms of compensation and benefits, including the mix thereof.
After consideration of data collected on external competitive levels of compensation and internal relationships within the executive group, the Compensation Committee makes decisions regarding each individual NEO’s target total compensation opportunity based on the need to attract, motivate and retain an experienced and effective management team.
Fiscal 2026 Peer Group
Each year, the Compensation Committee, with the assistance of its independent compensation consultant, Frederic W. Cook &
Co., Inc. (“FW Cook”), reviews and approves a peer group that is used to provide relevant market context for the Committee’s decisions. In doing so, the Compensation Committee seeks to approve a peer group that is representative of the sector in which we operate and includes companies with similar revenue and market capitalization as Take-Two.
For fiscal 2026, the Compensation Committee approved a peer group of 18 companies. The Committee removed Peloton
Interactive, Inc., due to its declining revenues and market capitalization (small size), and added Live Nation Entertainment Inc.,
TKO Group Holdings Inc. and Warner Bros. Discovery, Inc. These additions were selected based on their relevance as leading media and entertainment content producers and distributors and their comparability to Take-Two on key size measures, including revenue and market capitalization.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	35
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS

Videogame	Internet & Technology		Entertainment & Leisure

•Electronic Arts Inc.	•Booking Holdings Inc.	•Match Group, Inc.	•DraftKings Inc.
•Playtika Ltd.	•eBay Inc.	•Roku, Inc.	•Fox Corporation
•Roblox Corporation	•Expedia Group, Inc.	•Sirius XM Holdings Inc.	•Hasbro, Inc.
•Live Nation Entertainment Inc. *
•Mattel, Inc.
•Paramount Global
•TKO Group Holdings Inc.*
•Warner Bros. Discovery, Inc.*
•Warner Music Group Corp.
*Added to peer group for fiscal 2026
The Compensation Committee believes the peer group represents the most relevant set of publicly-traded companies for executive compensation benchmarking purposes. However, Take-Two has a limited number of direct public-company peers within the videogame industry, as many competitors are privately held or incorporated in foreign jurisdictions that do not require public disclosure of executive compensation information. This dynamic creates added challenges in constructing a statistically reliable peer group and requires the Company to include its limited number of direct competitors while also broadening the peer universe to encompass internet and technology, media and entertainment, and leisure companies with which we compete for executive talent. While imperfect, the Compensation Committee believes the resulting peer group is representative of the markets in which the Company operates and provides an appropriate a balance of companies with similar revenue (generally one-third to three times that of Take-Two) and market capitalization (generally one-quarter to four times that of Take-Two).
For fiscal 2027, as part of its annual review process, the Compensation Committee, with the assistance of FW Cook, reviewed the peer group in April 2026 and determined that no changes were warranted given the continued reasonableness of the existing 18-company group.
Target Determinations
The Compensation Committee annually reviews total NEO compensation as compared to competitive market data. For purposes of calculating annual target compensation for any fiscal year, the Compensation Committee includes base salary, target cash bonus, target long-term incentive compensation and any special awards.
III. Compensation to Executive Chairman and CEO and President
Take-Two has maintained a long-standing management relationship with ZMC since 2007, under which ZMC provides executive management and other services to the Company. Our Executive Chairman and CEO, Strauss Zelnick, and our
President, Karl Slatoff, serve in their current roles pursuant to the 2022 Management Agreement with ZMC. Mr. Zelnick has served as Executive Chairman since 2008 and our CEO since 2011, while Mr. Slatoff has served as President since May 2013.
The Board of Directors believes the Company’s management structure and relationship with ZMC has been critical to building the Company’s franchises, improving profitability, strengthening the balance sheet, and providing disciplined management.
Shareholder feedback has underscored the importance of maintaining this relationship with ZMC.
Since engaging ZMC in 2007, the Company has evolved from single franchise dependency into a diversified global interactive entertainment company with a broad portfolio of successful franchises and a leading mobile business. The Company has also expanded geographically, in digital distribution and with new business models, and grown strategically, including the transformative acquisition of Zynga in fiscal 2023.

36	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS
On May 3, 2022, the Company entered into the 2022 Management Agreement, which became effective on May 23, 2022 (the
“Effective Date”) and, superseded the 2017 Management Agreement. Fees and incentives paid to ZMC during fiscal 2026 are detailed below under “Fiscal 2026 Fees and Incentives to ZMC.” Based on shareholder feedback, the Compensation
Committee incorporated several enhancements into the 2022 Management Agreement to increase the proportion of compensation that is performance-based and further link the compensation paid to our CEO and President with long-term shareholder value creation, including:

•Increased emphasis on performance-based compensation. Performance-based compensation has continued to be
80% at maximum achievement for fiscal 2026, and performance-based shares continued to be 67% of total equity grant, up from 55% under the prior agreement.
•Longer-term performance measurement and vesting periods. The performance measurement periods for both
RCS and relative TSR were lengthened from two years to three years, and time-based equity awards were lengthened from two-year cliff vesting to ratable vesting over three years.
•Enhanced focus on recurrent consumer spending metric, which is generated from ongoing consumer engagement and includes revenue from virtual currency, add-on content, and in-game purchases, continues to focus executives’ attention on achieving key strategic goals. The weighting of the RCS metric increased from
12.5% to 25% of performance-based equity grants. The Compensation Committee believes RCS is an important measure of the performance of the Company’s mobile business and key franchises, including NBA 2K and Grand Theft
Auto Online, and supports the Company’s objective of delivering more consistent long-term growth. The remaining
75% of performance-based equity awards continue to vest based on relative TSR performance.
•More rigorous relative TSR design. The relative TSR comparator group was updated from the Nasdaq
Composite Index to the Nasdaq-100 Index, while maintaining rigorous vesting thresholds, including a minimum performance requirement at the 40th percentile before any of the TSR shares began to vest, target performance of
50th percentile, and maximum performance at the 75th percentile relative performance. The relative TSR performance payout schedule reflects the Board of Directors’ continued commitment to a strong pay for performance approach with rigorous multi-year goal setting that in most cases exceeds minimum performance thresholds in place among our compensation peers.
•Increased disclosure. Enhanced transparency, including disclosure of individual fee caps paid by ZMC to
Messrs. Zelnick and Slatoff for their services to Take-Two.
•No TSR “catch-up” provision. Performance-based equity grants are based solely on relative TSR and RCS performance and do not include a TSR “catch-up” feature.
•No automatic annual fee increases. The Management Agreement does not provide for automatic increases to the annual fee.
•Continued annual grant structure. Agreements prior to the 2017 Management Agreement included an up-front equity grant at the commencement of the agreement. The 2022 Management Agreement, like the 2017 Management
Agreement, provides for annual equity grants rather than a large up-front equity award, with future grants subject to
Compensation Committee approval.

The target compensation opportunity under the Management Agreement reflects the Company’s need for senior leaders with expertise spanning financial management, technology, and creative talent. This unique combination of skills limits the pool of qualified candidates and supports the Board’s decision to provide a competitive compensation opportunity for ZMC. Consistent with the Company’s pay-for-performance philosophy, a substantial portion of this compensation opportunity remains contingent on achieving superior performance.
Services Provided by ZMC
The provisions of the Management Agreement establish the payments and benefits to which ZMC is entitled as consideration for providing certain valuable and unique services. These services include:
•Executive management and leadership delivered through the services of Executive Chairman and CEO Strauss Zelnick and
President Karl Slatoff.
•Resources of other ZMC partners that may provide services and advice to the Company on an as-needed basis.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	37
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS
•First access to certain deal opportunities as they are identified by ZMC.
•Elevated market positioning due to the industry relationships of ZMC.
The Board of Directors and Compensation Committee believe that the services provided by ZMC, inclusive of the services of
Mr. Zelnick and Mr. Slatoff, are a competitive advantage to Take-Two. The Board of Directors and the Compensation Committee
regularly evaluate the relationship with ZMC to ensure that it is still the appropriate management structure for the Company. To facilitate this review:
•At least annually, the Compensation Committee interviews a broad spectrum of Company management to seek feedback on the performance of Mr. Zelnick and Mr. Slatoff, as well as the other NEOs, and the relationship with ZMC, generally.
•Feedback from these 360-degree interviews with Company management is discussed in executive sessions of the independent members of the Board of Directors.
•The Lead Independent Director regularly engages with members of the senior management team to discuss the business strategy of the Company in greater detail and provide additional guidance to such members of management.
•The Company engages in year-round shareholder outreach during which the 2022 Management Agreement and services provided by ZMC are a topic of discussion, and the results of which are reported to the Board.
Fiscal 2026 Fees and Incentives to ZMC
During fiscal 2026, and in accordance with the 2022 Management Agreement, ZMC received an annual management fee, was eligible to earn an annual performance-based incentive tied to an objective Company performance measure, and received a long-term incentive equity grant consisting of both performance-based and time-based vesting RSUs.
Compensation to ZMC in fiscal 2026 under the 2022 Management Agreement is summarized below:

Annual Management Fee		Annual Incentive Compensation		Performance- Based RSUs		Time-Based RSUs		Total Compensation
$3,300,000	(1)	$13,200,000	(2)	$33,713,060	(3)	$16,604,940	(4)	$66,818,000
(1)Fixed annual fee per the 2022 Management Agreement.
(2)Adjusted EBITDA achieved in fiscal 2026 was approximately 152.4% of the budgeted target. As a result, ZMC earned the maximum annual incentive for fiscal
2026. The table below describes the payout schedule for the annual incentive opportunity, with proration on a straight-line basis between the amounts listed:

Percentage of Adjusted EBITDA Target Obtained	Amount of Annual Bonus
80% or less	$0
90%	$3,300,000
100%	$6,600,000
110%	$8,014,286
120%	$9,428,572
130%	$10,685,714
140%	$11,942,858
150%	$13,200,000
Above 150%	$13,200,000
(3)Represents the planning value of the grant made on June 2, 2025. Amount reported assumes that target TSR and Recurrent Consumer Spending performance achievement is met, resulting in the vesting of 149,477 RSUs. If the maximum performance achievement is met, 298,954 RSUs would vest. Relative TSR performance-based vesting is a function of the Company’s TSR during the performance period, which commenced on June 1, 2025 and ends on
March 31, 2028 (which is the end of the third fiscal year during such period), as compared to the TSR generated by the companies that comprise the Nasdaq
100 Index on the first day of the performance period. We use the Nasdaq 100 Index for this purpose, rather than a narrow peer group, given the small size of our public company compensation peer group and the stock price volatility of those peers. The table below describes the vesting schedule for the performance-based equity based on achievement of relative TSR over such performance period, with proration on a straight-line basis between the amounts listed:

TSR Percentile Rank	TSR Vesting Percentage
Less than 40th Percentile	0% of target shares
40th Percentile	50% of target shares
50th Percentile	100% of target shares
75th Percentile	200% of target shares

38	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS
Recurrent Consumer Spending performance-based vesting is determined by comparing the following two measurements and using the measurement that results in the greatest number of RSUs vesting: (i) the percentage change between the Recurrent Consumer Spending for the base fiscal year (which is the fiscal year prior to the fiscal year in which the grant was made) and the three-year average Recurrent Consumer Spending for the three fiscal years following the base fiscal year (“Absolute Recurrent Consumer Spending Growth”) and (ii) the three-year average Recurrent Consumer Spending for the three fiscal years following the base fiscal year as a percentage of the three-year average total net bookings for the same period (“Relative Recurrent Consumer Spending”).
Recurrent Consumer Spending is defined as the consolidated net bookings generated by the Company that are supplemental to the sale of any full game release from the sale of virtual currency, add-on content, in-game purchases and similar items, calculated on a basis consistent with how the Company calculates recurrent consumer spending for its management reporting. The table below describes the vesting schedule for the Recurrent Consumer Spending performance-based shares with proration on a straight line basis between the amounts listed (with the measurement that results in the greatest number of
RSUs vesting being determinative):

Absolute Recurrent Consumer Spending Growth (during the relevant measurement period)	Absolute Recurrent Consumer Spending Vesting Percentage
Less than 3%	0% of target shares
3%	50% of target shares
6%	100% of target shares
9% or greater	200% of target shares

Relative Recurrent Consumer Spending (as a percentage of three-year average total net bookings)	Relative Recurrent Consumer Spending Vesting Percentage
Less than 45%	0% of target shares
45%	50% of target shares
50%	100% of target shares
55% or greater	200% of target shares
(4)Represents the planning value of the grant made on June 2, 2025. Awards will vest 1/3rd on each of June 1, 2027 and June 1, 2028 (with 1/3rd having previously vested on June 1, 2026), for the grant made on June 2, 2025, in each case provided that the Management Agreement has not been terminated prior to such date.
For a detailed description of the fees and incentives to ZMC under the Management Agreement, including the RSUs awarded in fiscal 2026 and 2027 and the awards vested in fiscal 2026, see “Certain Relationships and Related Transactions—
Management Agreement.”
Compensation of Mr. Zelnick and Mr. Slatoff
Under the Management Agreement, Mr. Zelnick may not receive more than 60% of the aggregate compensation paid to ZMC and Mr. Slatoff may not receive more than 40%. These individual caps enhance transparency regarding the maximum compensation payable to each executive. Subject to these limitations, the allocation of compensation among ZMC’s principals is determined solely by ZMC, and the Company has no role in that process.
Mr. Zelnick and Mr. Slatoff each continue to receive annual compensation of $1 from the Company, which enables them to participate in certain health and other plan benefits, the value of which is described in the Summary Compensation Table below.
Mr. Slatoff receives his $1 of annual compensation pursuant to an employment agreement entered into with the Company in
February 2008, the terms of which are described under “Executive Compensation—Narrative Disclosure Regarding Equity
Plans and Employment Agreements—Employment Agreements—Karl Slatoff” below.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	39
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS
For illustrative purposes only, the table below assumes that ZMC allocated the maximum permitted compensation under the 2022 Management Agreement, with 60% allocated to Mr. Zelnick and 40% allocated to Mr. Slatoff:

	Minimum	Target	Maximum

	•≤80% Adjusted EBITDA Goal •<40th Percentile Relative TSR •Less than Min Recurrent Consumer Spending Goal	•100% Adjusted EBITDA Goal •50th Percentile Relative TSR •Target Recurrent Consumer Spending Goal	•≥150% Adjusted EBITDA Goal •≥75th Percentile Relative TSR •Max Recurrent Consumer Spending Goal

Annual Management Fee	$3,300,000	$3,300,000	$3,300,000

Annual Incentive Metric: Adjusted EBITDA	$0	$6,600,000	$13,200,000

Time-Based RSUs(1)	$16,604,940	$16,604,940	$16,604,940

Performance-Based RSUs Metrics: TSR and Recurrent Consumer Spending Performance(1)	$0	$33,713,060	$67,426,120

Total Compensation Opportunity	$19,904,940	$60,218,000	$100,531,060

Maximum Opportunity at Each Performance Level
(1)For purposes of this illustrative table, includes the planning values for the performance-based and time-based RSUs granted to ZMC in June 2025.
The targets set by the Board of Directors have been sufficiently challenging as illustrated by the varied payouts to ZMC under the Annual Incentive Plan and Performance Equity Awards over the last several years:

Annual Incentive Plan Achievement

Fiscal Year	Adjusted EBITDA Achievement (% of target)	Annual Incentive Plan Payout
2026	152.4%	Maximum cash bonus
2025	99.9%	Slightly less than target cash bonus
2024	88.6%	Less than target cash bonus
2023	79.2%	No cash bonus
2022	139.8%	Less than maximum cash bonus

40	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS

Performance Equity Vesting Achievement

Vest Date	Shares Forfeited (#)	Shares Forfeited (% of maximum performance opportunity)
June 1, 2026	64,812	17%
May 30, 2025 (1)	0	0%
May 31, 2024	67,920	45%
April 12, 2024	18,876	14%
April 13, 2023	40,985	33%
April 13, 2022	55,126	29%
(1)The Company’s relative TSR achievement for the awards that vested in fiscal 2026 was the 78th percentile, which resulted in the maximum vesting percentage for the TSR performance-based RSUs, (i.e. 200% of target), and no shares being forfeited. The Company’s RCS achievement for the awards that vested in fiscal 2026 was in excess of the maximum goal, which resulted in the maximum vesting percentage for the RCS performance-based RSUs (i.e., 200% of target), and no shares being forfeited.
Additionally, the compensation received by ZMC and the other NEOs is strongly aligned with the Company’s TSR performance.
The Company has consistently delivered TSR performance sufficient to earn vesting of TSR-based awards, including top-
quartile performance for the periods ended March 31, 2021 and March 31, 2025, and above 50th percentile performance for the periods ended March 31, 2022, March 31, 2023, March 31, 2024, and March 31, 2026.
IV. Other NEO Compensation
Other NEOs for fiscal 2026 were Ms. Goldstein, our Chief Financial Officer, and Mr. Emerson, our Executive Vice President and
Chief Legal Officer. Pay opportunities for specific individuals vary based on a number of factors, such as scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a new executive. Actual total compensation and the mix of such compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of operational goals and the creation of shareholder value. The Compensation Committee believes that each of the compensation packages to Ms. Goldstein and Mr. Emerson are within the competitive range of practices when compared to the objective comparative data.
Compensation Overview
In May 2018 and January 2015, the Company entered into amended employment agreements with Ms. Goldstein and
Mr. Emerson, respectively, which provide for a base salary, target cash bonus, and target long-term incentive compensation opportunities. The details of those employment agreements are discussed below under “Executive Compensation—Narrative
Disclosure Regarding Equity Plans and Employment Agreements—Employment Agreements.”
Ms. Goldstein’s and Mr. Emerson’s fiscal 2026 target compensation was comprised of:

	Base Salary	Target Annual Cash Bonus Opportunity (based on Adjusted EBITDA)		Target Equity Incentive Opportunity (66.7% subject to performance vesting)
Ms. Goldstein	$1,000,000	$1,500,000	(150% of base salary)	$6,120,000
Mr. Emerson	$850,000	$1,062,500	(125% of base salary)	$4,200,000
As a result of the Company’s Adjusted EBITDA performance for fiscal 2026, Ms. Goldstein and Mr. Emerson each received maximum cash bonuses for such period in the following amounts: Ms. Goldstein, $3,000,000; Mr. Emerson, $2,125,000. For a
discussion of the Company’s Adjusted EBITDA goals and performance, see “Compensation Discussion and Analysis—
Executive Summary—Fiscal 2026 Variable Compensation Targets and Performance Achievement.”

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	41
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS
V. Principal Elements of Non-ZMC Related Executive Compensation
Pay Elements—Overview
Executive compensation for our NEOs consists of the following elements:

Direct Compensation Elements	Indirect Compensation Elements

Base Salary	Other Compensation/Employee Benefits
Annual Cash Incentive	Severance and Change in Control Protection
Long-Term Equity Incentives
Base Salary
Base salary is intended to provide fixed pay that considers an NEO’s role and responsibilities, experience, expertise, marketplace comparables and individual performance, and although established by the NEOs’ employment agreements, is subject to annual review by the Compensation Committee, including for discretionary year-to-year increases.
Ms. Goldstein’s base salary was set at $1,000,000 in fiscal 2023 based on Ms. Goldstein’s strong individual performance and value to the organization as a key senior leader and peer benchmarking. Ms. Goldstein’s base salary remained the same for fiscal 2024, fiscal 2025 and fiscal 2026 and remains the same for fiscal 2027.
Mr. Emerson’s base salary was set at $850,000 in fiscal 2023 based on Mr. Emerson’s strong individual performance and value to the organization as a key senior leader and peer benchmarking. Mr. Emerson’s base salary remained the same for fiscal
2024, fiscal 2025 and fiscal 2026 and remains the same for fiscal 2027.
Annual Cash Incentive
The Compensation Committee has the authority to award annual performance-based cash bonuses to the NEOs pursuant to their employment agreements with the Company. The Compensation Committee believes that an annual performance-based bonus opportunity provides the incentives necessary to retain our NEOs and reward them for their attainment of the Company’s business goals.
Annual bonus awards for Ms. Goldstein and Mr. Emerson are 100% performance-based and solely dependent on achievement of budgeted Adjusted EBITDA targets for the applicable fiscal year, which are predetermined at the beginning of the applicable fiscal year. The Compensation Committee believes that using budgeted Adjusted EBITDA as the core performance metric in the annual bonus design represents an appropriate measure of the Company’s performance and an appropriate way to align NEOs’
short-term incentives with our shareholders’ interests. For a description of the Board’s target-setting process as well as disclosure regarding how we fared against that target please see the above sections titled “Annual Incentive Plan Target
Setting” and “Annual Incentive Plan Achievement” on page 31.
Bonus amounts for Ms. Goldstein and Mr. Emerson in fiscal 2026 were a function of Adjusted EBITDA relative to target, as set forth in the following table:

Adjusted EBITDA Achievement	Annual Bonus for Ms. Goldstein and Mr. Emerson
Less than 80% of the budget	No bonus earned
80% - 100% of the budget	36%-100% of target
100% - 120% of the budget	100%-140% of target
120% - 150% of the budget	140%-200% of target
Greater than 150% of the budget	Capped at 200% of target

42	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS
Budgeted Adjusted EBITDA for fiscal 2026 was $919.5 million, which was set above the actual Adjusted EBITDA achieved in fiscal 2025. In fiscal 2026 the Company achieved actual Adjusted EBITDA of $1,401.6 million (approximately 152.4% of the budgeted Adjusted EBITDA), which resulted in the following annual cash bonus payouts:

	Annual Salary	Threshold Bonus	Target Bonus	Maximum Bonus

Ms. Goldstein	$1,000,000

Mr. Emerson	$850,000

Long-Term Equity Incentives
Equity is an essential tool for attracting and retaining the creative and technical talent that drives our business. Our creative teams are critical to our continued success, and equity awards help align their interests as well as those of our NEOs and other key employees, with long-term shareholder value creation. The Compensation Committee regularly evaluates the use of equity awards and expects to continue using such awards as a core element of the Company’s compensation program. Equity awards are generally granted to new key employees in the a month basis following the commencement of employment and to existing key employees on an annual basis.
All equity grants made to employees, including the NEOs, are approved by the Compensation Committee. The current outstanding awards granted to our NEOs are governed by the Company’s 2017 Stock Incentive Plan, as amended and restated
(the “2017 Plan”), which is discussed further in “Executive Compensation—Narrative Disclosure Regarding Equity Plans and
Employment Agreements.”
The Company generally uses a mix of performance-based and time-based vesting for NEO long-term equity awards to achieve distinct purposes. Performance-based vesting awards align executive incentives with shareholder outcomes and long-term value creation, while time-based vesting awards emphasize the retention of skilled executives.
NEO Long-Term Incentives Awarded in Fiscal 2026
The Compensation Committee approved the following RSU awards for Ms. Goldstein and Mr. Emerson, which were granted in
June 2025:

	Time-Based RSUs (#)(2)	Time-Based RSUs ($)(1)	Performance- Based RSUs (#) (at target)(2)	Performance- Based RSUs ($) (at target)(1)	Performance- Based RSUs (#) (at max)(2)	Performance- Based RSUs ($) (at max)(1)
Ms. Goldstein	9,045	$2,040,000	18,089	$4,080,000	36,178	$8,160,000
Mr. Emerson	6,207	$1,400,000	12,414	$2,800,000	24,828	$5,600,000
(1)As the aggregate grant date fair values of the shares displayed in the Summary Compensation Table for fiscal 2026 and the Grants of Plan-Based Awards table later in this Proxy Statement are computed in accordance with US GAAP, the values in those tables differ from the planning values displayed in the table above.
(2)The number of RSUs included in each of the above grants was determined by dividing the grant value (which was based in part on peer benchmarking) by the average of the closing prices of the Company’s common stock on the 30 trading days immediately prior to June 1, 2025.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	43
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS
The Compensation Committee made the fiscal 2026 grants in the form of RSUs, rather than restricted stock, in order to preserve flexibility to settle the awards in stock, cash or a combination of stock and cash. A portion of these RSUs, equal to
33.3% of the value at target, are time-based RSUs and cliff vest 25% on the first anniversary of the grant date, and then vest in
12 quarterly installments thereafter. The remaining portion of these RSUs, equal to 66.7% of the value at target, are performance-based RSUs that cliff vest 100% on June 1, 2028, subject to satisfaction of TSR and RCS performance criteria during the vesting period, equivalent to the TSR and RCS performance based criteria in ZMC’s performance-based awards. For a more detailed description of the TSR and RCS performance criteria, see “Compensation Discussion and Analysis—Detailed
Discussion and Analysis—Fiscal 2026 Fees and Incentives to ZMC” of this Proxy Statement.
For fiscal 2026, the Compensation Committee decided to continue to include RCS based performance vesting in awards granted to our non-ZMC NEOs in the same proportion as awards granted to ZMC. The Committee believes that emphasizing
RCS growth supports the Company’s objective of delivering sustained year-over-year growth and that the metric represents an important indicator of the performance of our mobile business and several of our key console-based franchises (including NBA
2K and Grand Theft Auto Online), all of which are strategic priorities for the Company.
NEO Long-Term Incentive Awards Vested in Fiscal 2026
The results and payout levels for the performance-based RSUs granted to Ms. Goldstein and Mr. Emerson prior to fiscal 2026 that vested, or failed to vest, in fiscal 2026, are as follows:

	Performance-Based RSUs Vested (#)	Performance-Based RSUs Forfeited (#)
Ms. Goldstein	66,700(1)	—(3)
Mr. Emerson	45,774(2)	—(3)
(1)Represents 66,700 performance-based RSUs originally granted on June 1, 2022, which vested on May 30, 2025 as a result of maximum performance criteria achievement.
(2)Represents 45,774 performance-based RSUs originally granted on June 1, 2022, which vested on May 30, 2025 as a result of maximum performance criteria achievement.
(3)The performance-based RSUs that vested in fiscal 2026 included only relative TSR performance-based vesting, and the Company’s relative TSR achievement for the awards that vested in fiscal 2026 was the 78th percentile, which resulted in the maximum vesting percentage for the performance-based RSUs
(i.e. 200% of target), and no shares being forfeited.
Additionally, the compensation received by the NEOs is closely aligned with the Company’s TSR performance. As described earlier in the CD&A, the Company has delivered strong relative TSR performance across multiple measurement periods, including top-quartile performance in certain periods, which is reflected in the vesting of TSR-based equity awards.
For a description of the results and payout levels for performance-based RSUs previously granted to ZMC that vested, or failed to vest, in fiscal 2026, see “Certain Relationships and Related Transactions—Management Agreement.”
NEO Long-Term Incentives Awarded in Fiscal 2027
In May 2026, the Compensation Committee approved the following fiscal 2027 RSU awards for Ms. Goldstein and
Mr. Emerson:

	Time-Based RSUs (#)	Time-Based RSUs ($)(1)	Performance- Based RSUs (#) (at target)(2)	Performance- Based RSUs ($) (at target)(1)	Performance- Based RSUs (#) (at max)(2)	Performance- Based RSUs ($) (at max)(1)
Ms. Goldstein	11,427	$2,550,000	22,854	$5,100,000	45,708	$10,200,000
Mr. Emerson	7,618	$1,700,000	15,236	$3,400,000	30,472	$6,800,000
(1)As the aggregate grant date fair values of these awards that will be displayed in the Summary Compensation Table and the Grants of Plan-Based Awards table in our Proxy Statement for the 2027 Annual Meeting of Shareholders will be computed in accordance with US GAAP, the values in those tables may differ from the values displayed in the table above.
(2)For these grants made in fiscal 2027, the Compensation Committee decided to continue to link 75% to relative TSR performance and 25% to RCS performance, which aligns with the performance vesting criteria in the RSU grants made to ZMC. The number of RSUs included in each of the above grants was determined by dividing the grant value (which was based in part on peer benchmarking) by the average of the closing prices of the Company’s common stock on the 30 trading days immediately prior to June 1, 2026.

44	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS
After reviewing the annual assessment of Ms. Goldstein and Mr. Emerson’s compensation relative to their respective peer groups by our independent compensation consultant, the Committee approved an increase to the annual fiscal 2027 equity grant for each of Ms. Goldstein and Mr. Emerson from what they were granted in fiscal 2026 to ensure that their compensation remained competitive with market.
SEC regulations generally require that the grant date fair value of equity awards be disclosed in the Summary Compensation
Table for the year in which the equity awards were granted, not the year to which the services relate. As a result, the grant date value for equity grants made in June 2025 are shown in the Summary Compensation Table on page 49, and the grant date value for the equity grants made in June 2026 will be reflected in the Summary Compensation Table in our Proxy Statement for
the 2027 Annual Meeting of Shareholders.
Other Compensation
401(k) Plan
We maintain a 401(k) savings plan and trust for our eligible employees, including our NEOs (other than Messrs. Zelnick and
Slatoff). The plan permits each participant to make voluntary pre-tax contributions, post-tax “Roth” contributions or a combination of the two. In addition, we make matching contributions equal to 50% of the participant’s eligible elective deferral
(excluding catch-up contributions) contributed to the 401(k) savings plan, but not more than an amount equal to 50% of the first
8% of the participant’s pre-tax and/or Roth contributions will be matched. See the “All Other Compensation” column in the
Summary Compensation Table for further information regarding these benefits.
Nonqualified Deferred Compensation Plan
Effective September 1, 2025, we maintain the Take-Two Interactive Software, Inc. Deferred Compensation Plan (the "DCP"), a
nonqualified deferred compensation plan. The DCP is available to eligible U.S.-based employees of the Company and its participating subsidiaries, including our NEOs (other than Messrs. Zelnick and Slatoff), as well as non-employee members of the Board of Directors selected by the Company. Under the DCP, eligible employee participants may elect to defer up to 50% of base salary and up to 90% of annual cash bonus awards under the applicable annual incentive plan. Eligible non-employee directors may elect to defer up to 100% of their board cash retainer and meeting fees paid in cash. The Company does not make matching contributions under the DCP but may, in its sole discretion, make other employer contributions on behalf of selected participants.
Participant deferrals are 100% vested at all times. Any discretionary employer contributions vest in accordance with a schedule determined by the Company at the time of contribution, subject to automatic full vesting upon death, disability or a change in control. The investment options available under the DCP are similar to those available under the Company's 401(k) plan and do not provide above-market or preferential rates of return. Participants may change their investment elections on any business day on which the New York Stock Exchange is open. We have established a revocable grantor trust to fund benefits under the
DCP; however, trust assets remain subject to the claims of the Company's general creditors in the event of insolvency.
Participants make elections under the DCP with regard to distributions, including a lump sum or annual installments over two to five years upon a specified date, or a lump sum or annual installments over two to ten years upon separation from service (with payment commencing six months following separation from service). Distributions upon death, disability or a change in control of the Company are paid automatically as a lump sum. Distributions triggered by separation from service are subject to a six-month delay.
See “Nonqualified Deferred Compensation for Fiscal 2026” for more details.
Other Benefits and Perquisites
We provide health, dental, life and accidental death and dismemberment and short-term and long-term disability insurance benefits for our NEOs, including Messrs. Zelnick and Slatoff, on the same basis as these benefits are generally provided to our employees. The Company also pays a club membership fee on behalf of Mr. Zelnick, which is used primarily for general corporate and corporate development purposes, for a parking spot at our New York corporate office, and for personal security services for Mr. Zelnick. We believe the personal security services are reasonable and necessary business expenses that arise from the nature of his employment responsibilities and inure to the benefit of the Company. Other than these items, we do not provide material perquisites to our NEOs.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	45
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS
A spouse or other guest may accompany a NEO on Company-paid private aircraft travel when the aircraft is already scheduled for business purposes and can accommodate additional passengers. Because there is no aggregate incremental cost to the
Company in such circumstances, no amounts are reflected in the compensation tables in this Proxy Statement.
The Company does not maintain a formal perquisite policy, although the Compensation Committee periodically reviews executive officer perquisites as part of its oversight of executive compensation.
Severance and Change in Control Benefits
Severance and Change in Control Benefits for ZMC
Pursuant to the Management Agreement, ZMC would receive the following cash payments and benefits upon a termination by the Company without “cause” or by ZMC for “good reason” (whether before or after a change in control) (as such terms are defined in the Management Agreement): (i) the earned but unpaid portion of the management fee, (ii) any accrued but unpaid annual bonus for a completed fiscal year, and (iii) three times the sum of the per annum management fee plus the target bonus amount. In addition, the Management Agreement provides for certain accelerated vesting of outstanding and unvested equity awards upon such a termination.
See “Certain Relationships and Related Transactions—Management Agreement” for more details.
The cash payments described above remain consistent whether the termination occurs before or after a change in control, so
ZMC is not entitled to receive any enhanced cash payments in connection with a change in control. With respect to vesting of equity awards in connection with a change in control, the Management Agreement provides for “double-trigger” vesting (that is, they require both a change in control of the Company plus a qualifying termination before payments and benefits are paid).
Accordingly, if a change in control occurs during the term of the Management Agreement, outstanding and unvested equity awards will continue to vest (and performance-based RSUs will continue to vest at target levels) in accordance with the original vesting schedule, subject to earlier vesting upon a termination of the Management Agreement without cause or for good reason.
Severance and Change in Control Benefits for Other NEOs
In March 2008, the Compensation Committee approved the Take-Two Interactive Software, Inc. Change in Control Employee
Severance Plan (the “CIC Severance Plan”), a change in control plan pursuant to which certain eligible employees, including the NEOs other than Messrs. Zelnick and Slatoff, may receive certain “double-trigger” cash severance benefits upon a termination of employment either by the Company without “cause” or voluntarily for “good reason” (as such terms are defined in the CIC Severance Plan), in either case during the 12-month period following a change in control of the Company, as well as vesting of outstanding and unvested equity awards in connection with a change in control of the Company, as described under
“Executive Compensation—Potential Payments Upon Termination or Change in Control” below. The employment agreements with Ms. Goldstein and Mr. Emerson provide for severance payments in the event of a separation from service from the
Company under certain conditions, as well as a retention bonus payment to Ms. Goldstein that is payable only if Ms. Goldstein stays employed in connection with a change in control of the Company. Ms. Goldstein and Mr. Emerson only receive benefits under the CIC Severance Plan to the extent such benefits would be greater than the benefits under their employment agreements. See “Executive Compensation—Narrative Disclosure Regarding Equity Plans and Employment Agreements” and
“Executive Compensation—Potential Payments Upon Termination or Change in Control” below for more information. We believe that these severance benefits assist us in recruiting talented individuals to join and remain a part of our management team. From time to time, we may recruit executives from other companies where they have job security, tenure and career opportunities. Accepting a position with us may entail foregoing an otherwise secure position at another employer, and the benefits provided by the CIC Severance Plan help to mitigate the risk of harm that the executive may suffer in connection with adverse actions taken by a successor to the Company. Severance benefits also allow our NEOs to focus on the Company’s business without being unduly distracted by concerns about their job security in the event of a separation from service or a change in control. Our NEOs are not entitled to any gross-up payments to cover excise taxes imposed by the “golden parachute” regulations under Sections 280G and 4999 of the Internal Revenue Code, as amended (the “Code”).

46	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS
VI. Operation of the Compensation Committee
General
The Compensation Committee annually reviews compensation policies and procedures of the Company and evaluates and approves the NEOs’ compensation. The Compensation Committee also annually reviews the ZMC relationship. This review includes annual individual interviews with a broad group of executives, excluding our Executive Chairman and CEO and our
President, to seek feedback on the ZMC relationship.
The Compensation Committee held six meetings during fiscal 2026. The Compensation Committee regularly meets at least four times during the fiscal year.
Role of Management
When determining NEO compensation, the Compensation Committee solicits from the Executive Chairman and CEO an evaluation of the performance of, and recommendations with respect to compensation decisions for, each of the NEOs other than himself. In addition, with respect to setting compensation for fiscal 2026, the Compensation Committee interviewed all of the NEOs, including the CEO and President, and members of our management team who report to the NEOs in order to better assess each NEO’s performance. The Compensation Committee also interviewed certain of the foregoing individuals in connection with its annual review, in conjunction with the Board of Directors, of ZMC’s performance.
Use of Outside Advisors
The Compensation Committee has historically engaged independent compensation consultants to assist in evaluating executive and director compensation. Consistent with this practice, the Compensation Committee retained FW Cook to review the compensation programs for our NEOs and Board of Directors and to provide advice regarding compensation matters for fiscal 2026 and fiscal 2027.
The Compensation Committee has sole authority to retain, terminate and determine the terms of engagement with its independent advisors.
In accordance with SEC and Nasdaq rules, the Compensation Committee assessed the independence of FW Cook and determined that the firm is independent and that no conflict of interest exists that would prevent it from serving as an independent advisor to the Compensation Committee. In making this determination, the Compensation Committee, reviewed
FW Cook’s policies and procedures to prevent or mitigate conflicts of interest. The Compensation Committee also reviewed and was satisfied that no business or personal relationships or conflicts existed between members of the Compensation Committee and the individuals at FW Cook supporting the Compensation Committee.
VII. Compensation Governance Practices
Clawback Policy
On November 27, 2023, our Compensation Committee adopted an updated version of the Take-Two Interactive Software, Inc.
Policy for the Recovery of Erroneously Awarded Compensation, which is our “Clawback Policy,” and which was updated to reflect the Nasdaq listing standards approved in connection with the clawback rule adopted by the SEC in October 2022. Our
NEOs (including ZMC and its shareholders, partners, employees, members and other affiliates who are deemed “Executives”
under the Clawback Policy) are subject to the Clawback Policy. Our Clawback Policy is included as an exhibit to our Annual
Report on Form 10-K for the fiscal year ended March 31, 2024, which is available through our Internet website at www.take2games.com or the SEC’s website at www.sec.gov.
Our Clawback Policy requires the repayment of any incentive-based compensation, including without limitation equity awards
(whether vested or unvested), paid to an executive officer (current or former) in the event we are required to prepare an accounting restatement of our financial results due to material noncompliance with any financial reporting requirements under applicable securities laws, without regard to whether any misconduct occurred or an executive officer’s responsibility for the erroneous financial statements. Under our Clawback Policy, incentive-based compensation paid to any executive officer
(current or former) during the three-year period prior to the accounting restatement, that is in excess of what would have been paid based on the restated financial information, is subject to clawback.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	47
COMPENSATION DISCUSSION AND ANALYSIS
DETAILED DISCUSSION AND ANALYSIS
Executive Officer Stock Ownership Requirements and Holding Requirement
The Company has adopted stock ownership requirements for executive officers of the Company as follows:

CEO/ PRESIDENT	6x Base Salary

OTHER NEOs	3x Base Salary
Executive Chairman and CEO and President
The 2022 Management Agreement and the stock ownership guidelines policy adopted by the Board of Directors both prohibit, prior to March 31, 2029, ZMC and any Subject Person (as defined in the 2022 Management Agreement, and which includes each of Messrs. Zelnick and Slatoff individually) from selling or otherwise disposing of any shares of common stock of the
Company, if the Market Value (as defined in the 2022 Management Agreement) of all shares of common stock of the Company
(including any unvested restricted stock and RSUs, but excluding any unvested restricted stock or RSUs that remain subject to performance-based vesting) held by ZMC and such Subject Persons would be less than six times the per annum management fee (excluding any bonuses).
Other NEOs
NEOs (other than the Executive Chairman and CEO and President who are subject to the requirements described above) shall own shares of common stock having a value equal to three times their annual base salary within five years after the date of the adoption of the requirements and future NEOs shall achieve such ownership position within five years after the date of their appointment as NEOs. All shares that are directly owned by the NEO, shares that are beneficially owned by the NEO, such as shares held in “street name” through a broker or shares held in trust, and unvested shares of restricted stock and RSUs (other than any unvested restricted stock or RSUs that remain subject to performance-based vesting) are counted toward satisfying the requirements.
The policy adopted by the Board of Directors with respect to our stock ownership requirements also include a holding requirement. Under this requirement, NEOs must retain at least 50% of the total equity credited from grants of equity awards
(net of amounts required to pay taxes and exercise prices) until compliance with the applicable stock ownership requirement is achieved. All NEOs are in compliance with the applicable stock ownership requirements as of the date of this proxy filing.
Anti-Hedging Policy
The Company has adopted a Securities Trading Policy that prohibits, among other things, officers, directors, employees and consultants of the Company, as well as the shareholders, partners, employees, members, and other affiliates of ZMC who provide services to the Company and are subject to the policy, from engaging in the following transactions:

•In and Out Trading. (All purchases of the Company’s
securities in the open market must be held for a
minimum of six months, with exceptions relating to the
exercise of stock options.)
•Purchases of Company securities on margin or holding
any Company securities in margin accounts.

•Pledging Company securities as collateral for a loan.
•Short sales of the Company’s securities.
•Transactions in puts, calls or other derivatives on the
Company’s securities, as well as any other derivative
or hedging transactions on Company securities.

Anti-Pledging Policy
As a matter of good corporate governance, our Board of Directors has adopted a formal policy against pledging common stock pursuant to which members of the Board of Directors and executive officers may not hold common stock in margin accounts and may not pledge common stock as collateral for a loan. None of our directors or executive officers has pledged any shares of our common stock.

48	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Impact of Tax and Accounting Rules
As a general matter, the Compensation Committee reviews and considers the various tax and accounting implications of compensation vehicles utilized by the Company.
With respect to accounting considerations, the Compensation Committee examines the accounting cost associated with equity compensation in light of requirements under the Accounting Standards Codification (“ASC”) stock compensation guidance, which generally requires the Company to recognize compensation expense relating to equity awards based upon the grant date fair value of those awards. The Company also considers the accounting impact of preserving flexibility to settle RSUs awards in cash, shares, or a combination of cash and shares.
With respect to taxes, the Compensation Committee may consider the anticipated tax treatment of various payments and benefits to the Company and, when relevant, to its executives. Section 162(m) of the Code generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the
NEOs, subject to certain exceptions. However, the Company generally believes that it is in our best interest and that of our shareholders to have the flexibility to pay compensation that was not deductible under the limitations of Section 162(m) of the
Code to provide a compensation package consistent with our program and objectives.
Report of the Compensation Committee of the Board of Directors
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to the
Board of Directors of the Company that the Compensation Discussion and Analysis be included in this Proxy Statement.

July 27, 2026	Submitted by the Compensation Committee of the Board of Directors: Michael Sheresky (Chair) Michael Dornemann Roland Hernandez
Risk Assessment of Overall Compensation Program
The Compensation Committee regularly reviews senior executive compensation and Company-wide compensation programs and policies to identify and mitigate potential risks and to ensure that our compensation arrangements are not reasonably likely to have a material adverse effect on the Company.
In designing our compensation programs, the Compensation Committee seeks to balance the achievement of financial and strategic objectives with prudent risk management. Our compensation structure includes a mix of short-term and long-term incentives that encourage employees to focus on both near-term performance and longer-term value creation. Long-term incentives, including equity awards that vest over time and, in some cases, include a market-based performance metric, encourage employees to remain focused on sustained stock price appreciation. The Company also maintains individual bonus caps for senior executives further mitigating risk.
Additional risk-mitigating features include our Clawback Policy, which requires the reimbursement of bonus or incentive compensation and/or the cancellation of outstanding equity previously granted in certain cases, and stock ownership guidelines that require executive officers to hold a significant amount of our common stock or equivalents. We also prohibit transactions designed to limit or eliminate economic risks to our employees of owning our common stock, such as options, puts, and calls, so our executives cannot insulate themselves from the effects of poor stock price performance.
Senior executives from our risk, compliance, administrative, and finance functions, as well as the Compensation Committee’s independent compensation consultant, are involved in this annual review process. Based on this review, the Compensation
Committee concluded that the Company’s compensation programs for fiscal 2026, were not reasonably likely to have a material adverse effect on the Company.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	49
EXECUTIVE COMPENSATION
The following table sets forth summary information for the fiscal years ended March 31, 2026, March 31, 2025, and
March 31, 2024, with respect to cash and all other compensation paid by the Company to, or earned by, the Company’s NEOs.
Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Strauss Zelnick(4) Executive Chairman and Chief Executive Officer	2026	1	—	—	403,018	403,019
	2025	1	—	—	106,456	106,457
	2024	1	—	—	274,073	274,074
Lainie Goldstein Chief Financial Officer	2026	1,000,000	7,285,615	3,000,000	13,915	11,299,530
	2025	1,000,000	8,839,424	1,495,500	13,800	11,348,724
	2024	1,000,000	8,219,600	952,800	14,081	10,186,481
Karl Slatoff(4) President	2026	1	—	—	—	1
	2025	1	—	—	—	1
	2024	1	—	—	—	1
Daniel Emerson Executive Vice President and Chief Legal Officer	2026	850,000	4,999,874	2,125,000	14,000	7,988,874
	2025	850,000	6,066,139	1,059,313	56,122	8,031,574
	2024	850,000	5,640,876	674,900	13,200	7,178,976
(1)Represents the aggregate grant date fair value of stock awards granted to our NEOs in each of the reporting periods, determined under ASC
Topic 718, Compensation—Stock Compensation. For additional information with respect to stock awards granted during fiscal 2026, see Note 16 under the heading “Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for fiscal
2026. The amounts above reflect the grant date fair value for these awards and do not necessarily correspond to the actual value that might be realized by the
NEOs, which depends on the market value of the Company’s common stock on a date in the future when the stock award vests. For time-based RSUs, that value is based on the fair market value of the Company’s common stock on the grant date and is determined by multiplying the number of shares subject to the grant by the closing price per share of the Company’s common stock. The value of the performance-based RSUs reflects the value of the awards at the grant date based upon the probable outcome of the performance conditions using the Monte Carlo simulation model and is consistent with our estimate of the aggregate compensation cost to be recognized over the vesting period determined in accordance with ASC Topic 718, Compensation—Stock Compensation, which is less than the maximum possible value. The following table shows the value of the NEOs’ respective performance-based awards on the date of grant at both the probable outcome of the performance conditions, which is reflected in the table above, as well as the maximum achievement of the applicable performance conditions.

Name	Fiscal Year	Probable Outcome ($)	Maximum Performance ($)
Lainie Goldstein	2026	5,238,912	8,186,358
	2025	6,627,899	13,255,798
	2024	6,033,708	12,067,417
Daniel Emerson	2026	3,595,354	5,618,080
	2025	4,548,492	9,096,984
	2024	4,140,732	8,281,464
(2)These amounts represent annual cash incentive payments. For more information, refer to “Compensation Discussion and Analysis—Annual Cash Incentive”
above and the “Grants of Plan-Based Awards” table below.
(3)The amounts set forth in this column for fiscal 2026 represent (i) the Company’s matching contributions to the Company’s 401(k) plan for Ms. Goldstein and
Mr. Emerson, (ii) a club membership fee paid by the Company on behalf of Mr. Zelnick, used primarily for general corporate and corporate development purposes, (iii) a parking spot for Mr. Zelnick at the Company’s offices located at 110 West 44th Street, New York, New York 10036 paid for by the Company, and
(iv) fees for personal security services for Mr. Zelnick in an amount equal to $392,899 paid for by the Company, based on our security assessment for the fiscal year. The incremental cost to the Company associated with the home security measures is determined based upon the amount paid by the Company to the applicable outside security provider.
(4)As discussed in more detail below, Messrs. Zelnick and Slatoff were compensated for their respective services to the Company during fiscal years 2026, 2025 and 2024 pursuant to the 2022 Management Agreement. The provisions of the 2022 Management Agreement establish the payments and benefits to which
ZMC is entitled as consideration for providing the services set forth therein. In general, in connection with their provision of services to the Company, the actual amount of compensation received by Messrs. Zelnick and Slatoff is determined in the sole discretion of ZMC and without the Company’s knowledge, except that, under the terms of the 2022 Management Agreement, Mr. Zelnick may not receive more than 60% of the payments and benefits made to ZMC and
Mr. Slatoff may not receive more than 40% of the payments and benefits made to ZMC.

50	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS
Grants of Plan-Based Awards
The following table sets forth information concerning awards under the Company’s equity and non-equity incentive plans granted to each of the NEOs during fiscal 2026, including performance-based awards and those using time-based vesting.
Assumptions used in the calculation of certain dollar amounts are included in Note 16 to the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for fiscal 2026.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(2) (#)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)(3)
Strauss Zelnick(5)	—	—	—	—	—	—	—	—	—	—
Lainie Goldstein	6/1/2025	5/29/2025	—	—	—	—	18,089	36,178	—	5,238,912
	6/1/2025	5/29/2025	—	—	—	—	—	—	9,045	2,046,703
	—	—	—	1,500,000	3,000,000	—	—	—	—	—
Karl Slatoff(5)	—	—	—	—	—	—	—	—	—	—
Daniel Emerson	6/1/2025	5/29/2025	—	—	—	—	12,414	24,828	—	3,595,354
	6/1/2025	5/29/2025	—	—	—	—	—	—	6,207	1,404,520
	—	—	—	1,062,500	2,125,000	—	—	—	—	—
(1)Represents cash performance bonus opportunities ranging from 0% to 300% of base salary for Ms. Goldstein and from 0% to 250% of base salary for
Mr. Emerson. There is no set minimum payout amount. See “Compensation Discussion and Analysis—Annual Cash Incentive.”
(2)For Ms. Goldstein and Mr. Emerson, 66.7% of the RSUs vest 100% on the third anniversary of the grant date, subject to the satisfaction of certain performance criteria based on (i) the Company’s TSR performance measured against the Nasdaq 100 Index, with respect to 75% of such RSUs, and (ii) the Company’s
RCS performance, with respect to 25% of such RSUs, in each case over a period of approximately three (3) years. The remaining 33.3% of the RSUs vest 25%
on June 1, 2026 and thereafter in 12 equal quarterly installments commencing on September 1, 2026 based on the NEO’s continued service with the Company.
There is no set minimum payout amount.
(3)Represents the maximum shares of performance-based RSUs. Such RSUs will vest, if at all, 100% on June 1, 2028.
(4)These amounts are valued based on the aggregate grant date fair market value of the award. For additional information with respect to stock awards granted during fiscal 2026, see Note 16 under the heading “Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in the Company’s
Annual Report on Form 10-K for fiscal 2026. The grant date fair value of equity incentive plan awards that are subject to performance-based vesting conditions is based upon the probable outcome of such conditions. All amounts reflect the grant date fair value for these awards, excluding the accounting effect of any estimate of future service-based forfeitures, and do not necessarily correspond to the actual value that might be realized by the NEOs.
(5)Messrs. Zelnick and Slatoff have not received cash performance bonuses or grants of restricted stock, RSUs or option awards. Messrs. Zelnick and Slatoff are partners in ZMC, to which the Company has paid cash performance bonuses and has previously granted restricted stock, RSUs and options pursuant to the
ZMC Management Agreement. At target, 67% of equity awards to ZMC for our CEO and President are conditioned on the achievement of relative TSR and
RCS goals measured over a three-year performance period. At maximum, 80% of their equity awards are similarly linked to performance. For information regarding the grants and cash performance bonuses made to ZMC, see “Certain Relationships and Related Transactions—Management Agreement.”
Narrative Disclosure Regarding Equity Plans and Employment Agreements
2017 Stock Incentive Plan
The 2017 Plan was originally approved by shareholders on September 15, 2017. The Plan permits the Company to grant stock-
based incentive compensation awards to eligible employees (including officers), non-employee directors and consultants in the form of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards.
The 2017 Plan initially authorized 7,603,745 shares of common stock for issuance, subject to certain recycling and adjustment provisions. In addition, shares subject to awards assumed or substituted in connection with corporate transactions and awards settled solely in cash generally do not count against the share Plan reserve. Since its adoption, the 2017 Plan has been amended periodically with shareholder approval, including increases to the share reserve in 2020, 2021, 2023 and 2025.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	51
EXECUTIVE COMPENSATION
NARRATIVE DISCLOSURE REGARDING EQUITY PLANS AND EMPLOYMENT AGREEMENTS
2017 Global Employee Stock Purchase Plan
The Take-Two Interactive Software, Inc. Second Amended and Restated 2017 Global Employee Stock Purchase Plan (the
“2017 Global ESPP”) was approved by shareholders on September 15, 2017 and became effective on May 1, 2018. The 2017
Global ESPP provides eligible employees of the Company and certain designated subsidiaries and affiliates with an opportunity to acquire an ownership interest in the Company through the purchase of common stock. The Plan includes sub-plans for employees outside the United States to accommodate local legal, tax and regulatory requirements. Subject to adjustment for certain changes in recapitalization or reorganization, up to 9,000,000 shares of common stock may be issued under the 2017
Global ESPP.
Employment Agreements
Lainie Goldstein
Ms. Goldstein serves as Chief Financial Officer pursuant to an employment agreement with the Company, originally entered into on May 12, 2010, and subsequently amended.
Pursuant to the employment agreement, Ms. Goldstein will continue to serve as Chief Financial Officer of the Company until
March 31, 2027, and thereafter for successive one-year periods until either party elects not to renew the term of the agreement.
On May 17, 2018, the Company entered into a third amendment to its employment agreement with Ms. Goldstein to extend the term of the agreement through March 31, 2023. In connection with this amendment, effective as of April 1, 2018,
Ms. Goldstein’s base salary was increased to $850,000 with no automatic, annual cost of living increases, but subject to increase from time to time, as determined by the Company. Such third amendment also provides that Ms. Goldstein will also be eligible to receive an annual bonus during each fiscal year of her employment at target in the amount of 100% of her base salary, based on the achievement of certain financial targets by the Company, as set forth in the employment agreement.
Additionally, Ms. Goldstein is eligible to participate in the Company’s long-term incentive compensation program. Based, in part, on peer benchmarking, as well as Ms. Goldstein’s strong individual performance and value to the organization as a key senior leader, on May 24, 2022, the Compensation Committee approved, for fiscal 2023, effective April 1, 2022, an increase to
Ms. Goldstein’s (i) base salary to $1,000,000 and (ii) target annual bonus to 150% of her base salary. Ms. Goldstein’s base salary and target annual bonus remained the same for fiscal 2024, fiscal 2025 and fiscal 2026, and remain the same for fiscal
2027.
The employment agreement also provides for certain severance benefits upon termination by the Company without cause or in connection with a change in control. For more information regarding these severance and change in control benefits, please refer to “Potential Payments Upon Termination or Change in Control” below.
Ms. Goldstein has agreed not to compete with the Company or solicit any of the Company’s customers or personnel during her employment and for one year following any termination of her employment, all on the terms set forth in the employment agreement.
Karl Slatoff
On February 14, 2008, the Company entered into an employment agreement with Mr. Slatoff, pursuant to which Mr. Slatoff initially served as Executive Vice President. Effective October 25, 2010, Mr. Slatoff was named to the role of Chief Operating
Officer. Effective May 1, 2013, Mr. Slatoff was appointed to the newly created role of President. Pursuant to the agreement, Mr.
Slatoff will continue to serve as President until termination of the 2022 Management Agreement, unless earlier terminated upon his death or resignation, or by the Board of Directors for any reason. Pursuant to the terms of the employment agreement,
Mr. Slatoff receives an annual salary of $1.00. Additionally, Mr. Slatoff is eligible to participate in all benefits and plans which the
Company may institute from time to time for its executive officers and employees (other than the 401(k) savings plan). The employment agreement with Mr. Slatoff provides that he is not entitled to receive an annual bonus from the Company. The employment agreement does not provide for any continued obligations of the Company following a termination of Mr. Slatoff’s employment other than continued indemnification rights and coverage under the Company’s directors’ and officers’ liability insurance policies.
Mr. Slatoff has agreed not to compete with the Company, nor to solicit any of the Company’s customers or personnel during his employment and for one year following his termination for “cause” or without “good reason,” all on the terms set forth in the employment agreement.

52	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Daniel Emerson
Mr. Emerson serves as Executive Vice President and Chief Legal Officer pursuant to an employment agreement between the
Company and Mr. Emerson, dated January 28, 2015, effective as of October 24, 2014. Pursuant to the employment agreement,
Mr. Emerson will continue to serve in this capacity until his employment is terminated by him or the Company in accordance with the provisions of the employment agreement.
Pursuant to the terms of the employment agreement, Mr. Emerson received an annual base salary of $850,000 for fiscal 2026, based, in part, on peer benchmarking, as well as Mr. Emerson’s strong individual performance and value to the organization as a key senior leader. In fiscal 2026, Mr. Emerson was also eligible to receive an annual bonus at target in the amount of 125% of his base salary, based on the achievement of certain financial targets by the Company. Additionally, Mr. Emerson is eligible to participate in the Company’s long-term incentive compensation program. Mr. Emerson’s base salary and target annual bonus remain the same for fiscal 2027.
The employment agreement also provides for certain severance benefits upon termination by the Company without cause or in connection with a change in control. For more information regarding these severance and change in control benefits, please refer to “Potential Payments Upon Termination or Change in Control” below.
Mr. Emerson has agreed not to solicit any of the Company’s customers or personnel during his employment and for one year following any termination of his employment, all on the terms set forth in the employment agreement.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning RSUs outstanding for each of the NEOs as of March 31, 2026:

	Stock Awards
Name	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)(2)
Strauss Zelnick(3)	—	—	—	—	—
Lainie Goldstein	6/1/2025	9,045	1,786,388	36,178	7,145,155
	6/1/2024	7,758	1,532,205	55,244	10,910,690
	6/1/2023	4,965	980,588	63,640	12,568,900
	6/1/2022	1,041	205,598	—	—
Karl Slatoff(3)	—	—	—	—	—
Daniel Emerson	6/1/2025	6,207	1,225,883	24,828	4,903,530
	6/1/2024	5,325	1,051,688	37,912	7,487,620
	6/1/2023	3,410	673,475	43,674	8,625,615
	6/1/2022	715	141,213	—	—
(1)Time-based awards and performance-based awards with respect to which the performance criteria have been satisfied, made under the 2017 Plan. The time-
based awards vest, subject to continuing employment, 25% on the anniversary of the grant date and thereafter in 12 equal quarterly installments commencing on September 1st. The performance-based awards will vest, if at all, 100% on the third anniversary of the grant date.
(2)Value determined based on the closing price of the Company’s common stock of $197.50 on March 31, 2026, the final business day of fiscal 2026.
(3)Messrs. Zelnick and Slatoff have not received grants of stock or option awards. Messrs. Zelnick and Slatoff are partners in ZMC, to which the Company has previously granted restricted stock, RSUs and options pursuant to the ZMC management agreements. Of these grants, no options or shares of restricted stock remained outstanding and an aggregate of 726,835 time-based and performance-based RSUs (based on the target number of performance-based RSUs eligible to vest) or 1,279,802 time-based and performance-based RSUs (based on the maximum number of performance-based RSUs eligible to vest)
remained unvested as of March 31, 2026. The value of the unvested RSUs based on the closing price of the common stock on March 31, 2026, was
$143,549,913 (based on the target number of performance-based RSUs eligible to vest) or $252,760,895 (based on the maximum number of performance-
based RSUs eligible to vest).

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	53
EXECUTIVE COMPENSATION
STOCK VESTED DURING FISCAL 2026
Stock Vested During Fiscal 2026
The following table sets forth information concerning the vesting of RSUs held by each of the NEOs during fiscal 2026. The value realized from vested RSUs is deemed to be the market value of the common stock on the date of vesting, based on the closing price on such date, multiplied by the number of shares.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Strauss Zelnick(1)	—	—
Lainie Goldstein	80,869(2)	$18,343,201
Karl Slatoff(1)	—	—
Daniel Emerson	55,496(3)	$12,587,915
(1)As discussed above, Messrs. Zelnick and Slatoff have not received grants of restricted stock, RSUs or option awards, but are partners in ZMC, which has received certain grants. The Company’s RCS achievement for the awards that vested in fiscal 2026 was in excess of the maximum goal, which resulted in the maximum vesting percentage for the RSUs (i.e. 200% of target) based on achievement of RCS performance-vesting criteria, and no shares being forfeited. The
Company’s relative TSR achievement for the awards that vested in fiscal 2026 was the 78th percentile, which resulted in the maximum vesting percentage for the RSUs (i.e. 200% of target) based on achievement of TSR performance-vesting criteria, and no shares being forfeited. For information related to shares that vested or failed to vest see “Certain Relationships and Related Transactions—Management Agreement” and “Pay versus Performance”.
(2)Represents (i) a total of 4,164 time-based RSUs originally granted on June 1, 2022 which vested in four quarterly installments on each of June 1, 2025,
September 1, 2025, December 1, 2025, and March 1, 2026, (ii) a total of 3,972 time-based RSUs originally granted on June 1, 2023 which vested in four quarterly installments on each of June 1, 2025, September 1, 2025, December 1, 2025, and March 1, 2026, (iii) a total of 6,033 time-based RSUs originally granted on June 1, 2024 which vested in four quarterly installments on each of June 1, 2025, September 1, 2025, December 1, 2025, and March 1, 2026, and
(iv) 66,700 performance-based RSUs originally granted on June 1, 2022, which vested on June 1, 2025 as a result of maximum performance criteria achievement. The performance-based RSUs that vested on June 1, 2025 included only relative TSR performance-based vesting, and the Company’s relative
TSR achievement for the awards that vested in fiscal 2026 was the 78th percentile, which resulted in the maximum vesting percentage for the performance-based RSUs, (i.e. 200% of target), and no shares being forfeited.
(3)Represents (i) a total of 2,858 time-based RSUs originally granted on June 1, 2022 which vested in four quarterly installments on each of June 1, 2025,
September 1, 2025, December 1, 2025, and March 1, 2026, (ii) a total of 2,725 time-based RSUs originally granted on June 1, 2023 which vested in four quarterly installments on each of June 1, 2025, September 1, 2025, December 1, 2025, and March 1, 2026, (iii) a total of 4,139 time-based RSUs originally granted on June 1, 2024 which vested in four quarterly installments on each of June 1, 2025, September 1, 2025, December 1, 2025, and March 1, 2026, and
(iv) 45,774 performance-based RSUs originally granted on June 1, 2022, which vested on June 1, 2025 as a result of maximum performance criteria achievement. The performance-based RSUs that vested on June 1, 2025 included only relative TSR performance-based vesting, and the Company’s relative
TSR achievement for the awards that vested in fiscal 2026 was the 78th percentile, which resulted in the maximum vesting percentage for the performance-based RSUs, (i.e. 200% of target), and no shares being forfeited.
Pension Benefits
We do not currently sponsor or maintain any defined benefit pension or retirement plans providing specified retirement payments and benefits for our NEOs.
Nonqualified Deferred Compensation for Fiscal 2026
The following table sets forth information regarding deferrals, earnings, and balances under the DCP for each of our NEOs as of March 31, 2026:

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
Lainie Goldstein	-	-	-	-	-
Daniel Emerson	425,000	-	-	-	425,000
(1)Represents the aggregate amount of the annual cash bonus deferred by Mr. Emerson under the DCP. These amounts are related to compensation earned by the NEOs in fiscal 2026, and are therefore also reported in the appropriate column in the Summary Compensation Table above. Ms. Goldstein did not participate in the DCP in fiscal 2026.
(2)The Company did not make any discretionary employer contributions under the DCP and no amounts are reported in the Summary Compensation Table for fiscal 2026.
(3)The aggregate balance reported in this column for Mr. Emerson reflects the deferral of a portion of his fiscal 2026 annual cash bonus, all of which is reported as compensation for fiscal 2026 in the Summary Compensation Table above.. The amounts reported in this column do not represent above-market earnings, and thus are not reported in the Summary Compensation Table. For the avoidance of doubt, and notwithstanding the above, the amounts reported in this column were credited to Mr. Emerson’s account as of June 12, 2026.
The material terms of the DCP are included in our Compensation Discussion and Analysis above.

54	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Potential Payments Upon Termination or Change in Control
Ms. Goldstein and Mr. Emerson are entitled to receive certain amounts and benefits upon termination of their employment or a change in control pursuant to their employment agreements. Additionally, Ms. Goldstein and Mr. Emerson are eligible to participate in the CIC Severance Plan, to the extent they would be entitled to receive greater amounts and benefits under the
CIC Severance Plan than under their employment agreements. Additionally, commencing in fiscal 2025, equity grants made to
Ms. Goldstein and Mr. Emerson (but not to ZMC) included certain special retirement vesting terms. Messrs. Zelnick and Slatoff are not entitled to directly receive any severance benefits from the Company upon a termination of employment or change in control. See “Certain Relationships and Related Transactions—Management Agreement” for details regarding certain payments and benefits that ZMC is entitled to receive upon certain qualifying terminations.
Employment Agreements
Lainie Goldstein
Pursuant to the terms of Ms. Goldstein’s employment agreement, she will be entitled to receive the following severance benefits upon a termination by the Company without cause (including a non-renewal of the agreement as well as her resignation following certain events that will be deemed a termination without cause): (i) (w) a continuation of Ms. Goldstein’s then-current base salary for 24 months, (x) 2 times her target bonus, (y) a prorated target bonus for the year of termination (equal to 50% of target if such termination occurs during the first half of the year, and 100% of target if such termination occurs during the second half of the year), and (z) any unpaid bonuses earned in respect of the prior full fiscal year, (ii) reimbursement for the cost of continued health insurance coverage under COBRA or its equivalent for 24 months, which amount may include a tax gross up for any cash payment made to Ms. Goldstein in connection with such continuation coverage should such coverage end prior to expiration of the 24 month period; and (iii) immediate vesting of all restricted equity previously granted to her.
Ms. Goldstein has agreed not to compete with the Company or solicit any of the Company’s customers or personnel during her employment and for one year following any termination of her employment, all on the terms set forth in the employment agreement.
The employment agreement also provides that Ms. Goldstein will be eligible to earn a change in control retention bonus. This retention bonus reflects Ms. Goldstein’s retention during a transition being critical to the Company. Ms. Goldstein is the only individual at the Company who has a retention bonus. A portion of such bonus, equal to three months’ base salary, will be payable upon the closing of a change in control, and a portion of the bonus, equal to three months’ base salary, will be payable on the six month anniversary of such change in control, provided that Ms. Goldstein has continued to be employed by the
Company following such change in control through the applicable payment date (or if Ms. Goldstein undergoes an involuntary termination of employment prior to the applicable payment date, including a termination by the Company without cause, a non-
renewal of the employment agreement by the Company, or a resignation following the occurrence of certain events or circumstances that will be deemed tantamount to a termination without cause). The employment agreement also provides that any amounts received by her in connection with a change in control will be reduced if, pursuant to the excise tax provisions of the Code relating to “parachute payments,” such reduction would result in a greater after-tax benefit to her.
Daniel Emerson
Pursuant to the terms of Mr. Emerson’s employment agreement, he will be entitled to receive the following severance benefits following a termination by the Company without cause (including his resignation following certain events that will be deemed a termination without cause): (i) for a period of 12 months following such termination of employment, continuation of his base salary and continued participation in Company welfare benefit plans (including, without limitation, any medical benefits in which he participates) on the same terms and conditions as in effect at the time of the event triggering his entitlement to severance;
(ii) immediate vesting of all restricted equity previously granted to him; and (iii) subject to the effective date of Mr. Emerson’s termination, payment of the following lump sum amounts: (x) any accrued but unpaid bonuses earned in respect of prior years;
(y) if the termination is effective during the first half of the year, a lump sum payment equivalent to the sum of (1) the accrued but unpaid bonus for the prior fiscal year and (2) 50% of the target bonus for which Mr. Emerson would otherwise have been eligible in the current fiscal year; or (z) if such termination occurs during the second half of the year, a lump sum payment equivalent to the sum of (1) the accrued but unpaid bonus for the prior fiscal year and (2) the target bonus for which
Mr. Emerson would otherwise have been eligible in the current fiscal year. Mr. Emerson has agreed not to solicit any of the
Company’s customers or personnel during his employment and for one year following any termination of his employment, all on the terms set forth in the employment agreement.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	55
EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
CIC Severance Plan
Pursuant to the CIC Severance Plan, certain eligible employees, including Ms. Goldstein and Mr. Emerson may receive certain benefits upon a termination of employment either by the Company without “cause” or voluntarily for “good reason,” in either case during the 12-month period following a change in control of the Company. The benefits that Ms. Goldstein and
Mr. Emerson would be entitled to receive upon a qualifying termination of employment under the CIC Severance Plan consist of the following:
•a cash severance payment equal to 150% of the sum of the NEO’s annual base salary and target annual bonus or incentive opportunity;
•continued health benefits for a period of 18 months; and
•full and immediate vesting of all outstanding and unvested equity awards.
For purposes of the CIC Severance Plan, Ms. Goldstein and Mr. Emerson will be deemed to have resigned for “good reason” if the resignation occurs or occurred, as applicable, in connection with any of the events specified in the employment agreements, such that the resignation would be or would have been, as applicable, tantamount to a termination without cause under the terms of the employment agreements. For purposes of the CIC Severance Plan, “cause” generally means a participant’s continued failure to substantially perform the participant’s duties after receipt of notice from the Company, a participant’s criminal conviction which is demonstrably injurious to the Company, a participant’s felony conviction, a participant’s gross negligence which affects the Company or a participant’s failure to adhere to the Company’s written policies or to cooperate in any investigation or inquiry involving the Company.
Severance benefits provided under the CIC Severance Plan are subject to reduction to avoid any excise tax on “parachute payments” under Section 280G of the Code if the employee would benefit from such reduction as opposed to receiving the full severance benefits and paying the excise tax. All employees who accept severance payments and, if applicable, the continued
health coverage under the CIC Severance Plan are required to sign a release and are subject to restrictions on the solicitation of employees and customers of the Company for a period of six months following termination as well as a non-disparagement obligation. In addition, all employees who accept any benefits under the CIC Severance Plan are subject to a duty to cooperate reasonably with the Company in any litigation relating to matters in which the employee was personally involved. We do not provide for any tax gross-ups in respect of any excise taxes on parachute payments.
Fiscal 2026 Equity Awards Retirement Provision
Since fiscal 2025, we have included a retirement provision into our annual equity award agreements for all our employees
(including our non-ZMC NEOs) to recognize eligible employees’ long-term contributions and impact to our Company if such eligible employee retires. The equity awards granted to Ms. Goldstein and Mr. Emerson in fiscal 2026 included such retirement provisions, whereby, in the case of a retirement, time-vested RSUs will immediately vest in full upon such retirement and performance-vested RSUs will remain eligible to vest on the original vesting date applicable thereto based on actual performance, with settlement to occur within 60 days of vesting, if applicable. These provisions were updated from fiscal year
2025, where time-vested RSUs vested according to their original schedule and only a pro-rated amount of performance-vested
RSUs were eligible to vest, to better reflect market standards.
For purposes of the awards, “retirement” means a person’s termination at or after attaining (x) age 55, with at least 10 years of service, or (y) age 60, with at least 5 years of service, and provided that such person satisfies certain advance notice of retirement requirements as set forth in the grant agreements.

56	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Potential Payments Upon Termination or Change of Control Table
The tables below set forth amounts to be paid or benefits received by those NEOs entitled to receive any amounts or benefits upon a qualifying termination of their employment or in connection with a change in control, assuming the applicable triggering event occurred on March 31, 2026 pursuant to their employment agreements and the CIC Severance Plan (to the extent the benefits under the CIC Severance Plan would be greater than the benefits under the employment agreements).

Lainie Goldstein	Termination Without Cause ($)(1)	Death or Disability ($)	Change in Control Termination Without Cause or for Good Reason ($)		Retirement ($)(5)
Salary Payment	2,000,000	—	2,000,000		—
Continuation of Medical Insurance	20,805	—	20,805		—
Acceleration of Equity Awards(2)	23,336,442	23,336,442	23,336,442		10,206,998
Bonus Payment	4,500,000	1,500,000	4,500,000		—
Stay Bonus	—	—	500,000	(3)	—
Total Termination Benefits	29,857,247	24,836,442	30,357,247	(4)	10,206,998

Daniel Emerson	Termination Without Cause ($)(1)	Death or Disability ($)	Change in Control Termination Without Cause or for Good Reason ($)		Retirement ($)(5)
Salary Payment	850,000	—	1,275,000		—
Continuation of Welfare Benefits	37,979	—	56,968		—
Acceleration of Equity Awards(2)	16,015,812	16,015,812	16,015,812		—
Bonus Payment	1,062,500	—	1,593,750		—
Total Termination Benefits	17,966,291	16,015,812	18,941,530	(4)	—
(1)Under Ms. Goldstein’s and Mr. Emerson’s employment agreements, a termination without cause includes a resignation following certain events so as to be deemed a termination by the Company without cause and for Ms. Goldstein, the Company’s non-renewal of the employment agreement. For purposes of
Ms. Goldstein’s and Mr. Emerson’s employment agreements, “cause” generally means such person’s continued failure to substantially perform duties under the employment agreement after receipt of notice from the Company, such person’s criminal conviction which is demonstrably injurious to the Company, such person’s felony conviction, such person’s gross negligence which significantly affects the Company or such person’s material failure to adhere to the
Company’s material written policies or to cooperate in any investigation or inquiry involving the Company. For purposes of Ms. Goldstein’s and Mr. Emerson’s employment agreements, Ms. Goldstein’s or Mr. Emerson’s resignation in connection with the following events will be tantamount to a termination without cause: a material breach of the employment agreement by the Company, a material diminution in such person’s title, status, position or responsibilities, the
Company’s failure to timely pay compensation due under the employment agreement, a material reduction in such person’s salary or any reduction in target bonus, assignment of duties to such person which are materially inconsistent with the duties set forth in the employment agreement, relocation of such person’s principal place of employment beyond 10 miles from its then-current location or the failure of any successor to assume the Company’s obligations under the employment agreement.
(2)The value of the equity awards is calculated by multiplying the number of shares of restricted stock and RSUs that accelerate by the per share closing price of the Company’s common stock of $197.50 on March 31, 2026.
(3)Ms. Goldstein’s employment agreement provides that Ms. Goldstein will be eligible to earn a change in control retention bonus. This change in control retention bonus reflects Ms. Goldstein’s retention during a transition being critical to the Company. Ms. Goldstein is the only individual at the Company who has a retention bonus. A portion of such bonus, equal to three months’ base salary, will be payable upon the closing of a change in control, and a portion of the bonus, equal to three months’ base salary, will be payable on the six month anniversary of such change in control, provided that Ms. Goldstein has continued to be employed by the Company following such change in control through the applicable payment date (or if Ms. Goldstein undergoes an involuntary termination of employment prior to the applicable payment date, including a termination by the Company without cause, a non-renewal of the employment agreement by the Company, or a resignation following the occurrence of certain events or circumstances that will be deemed tantamount to a termination without cause).
(4)In the event that the total amounts payable in connection with a change in control to Ms. Goldstein or Mr. Emerson would trigger an excise tax on “parachute payments” under Section 280G of the Code, then the total amounts payable in the scenarios illustrated in this table would be reduced in order to avoid triggering the excise tax if they would benefit from such reduction as opposed to paying the excise tax.
(5)Reflects the value of accelerated vesting of the fiscal 2025 and 2026 equity awards for Ms. Goldstein, who, as of March 31, 2025, met the age and service requirements for retirement, assuming full vesting of time-vest RSUs, pro-rated vesting of performance-vest RSUs (assuming target levels of achievement)
granted in fiscal year 2025, and full vesting of time-based and performance-based RSUs granted in fiscal year 2026 (assuming target levels of achievement).
Mr. Emerson did not meet the age requirement for retirement as of March 31, 2026.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	57
EXECUTIVE COMPENSATION
CEO PAY RATIO
CEO Pay Ratio
Under SEC rules, we are required to provide information regarding the relationship between the annual total compensation of
Mr. Strauss Zelnick, the Company’s Chairman and Chief Executive Officer, and the annual total compensation of the
Company’s median employee (excluding Mr. Zelnick) for fiscal 2026. With respect to the annual total compensation of
Mr. Zelnick, we used both the amount reported in the Summary Compensation Table, as required by Item 402(u) of Regulation
S-K, and, because such amount does not reflect the amount Mr. Zelnick receives from our payments to ZMC, the maximum amount Mr. Zelnick was eligible to receive from ZMC in connection with the fees paid by us to ZMC under the Management
Agreement for fiscal 2026. We believe this provides a better understanding than the ratio based solely on the amount of
Mr. Zelnick’s compensation reported in the “Total” column in the “Summary Compensation Table” included in this
Proxy Statement.
•Mr. Zelnick’s annual total compensation, as reported in the “Summary Compensation Table” included in this Proxy
Statement, was $403,019.
•The total compensation paid to ZMC in fiscal 2026, as set forth in the “Compensation Discussion and Analysis-Detailed
Discussion and Analysis-Compensation to Executive Chairman and CEO and President-Fiscal 2026 Fees and Incentives to
ZMC” section of this Proxy Statement on page 37, was $66,818,000, and the maximum portion that Mr. Zelnick could have received was $40,090,800. When combined with the compensation received by Mr. Zelnick from the Company as reported in the “Summary Compensation Table” included in this Proxy Statement, the total maximum amount of compensation
Mr. Zelnick was eligible to receive was $40,493,819.
•The annual total compensation of the median employee (excluding Mr. Zelnick) of the Company (including our consolidated subsidiaries) was $86,683.
•Based on the above, for fiscal 2026, the ratio of Mr. Zelnick’s annual total compensation to the annual total compensation of the median employee was:
•4.65 to 1 based on Mr. Zelnick’s annual total compensation, as reported in the “Summary Compensation Table” included in this Proxy Statement, or
•467.15 to 1 based on the total maximum amount of compensation Mr. Zelnick was eligible to receive from ZMC and the
Company in fiscal 2026.
This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the
Securities Act of 1933, as amended. We determined the median of the annual total cash compensation of our employees as of
January 1, 2026, at which time we had approximately 13,198 regular, temporary, and seasonal individuals employed on a full or part-time basis, globally, approximately 5,102 of whom are U.S. employees, and approximately 8,096 (or approximately 61.34%
of our total employee population) of whom are located outside of the United States. We did not exclude any of the employees who are located outside of the United States from the pool used to identify the median employee.
We then compared the annualized base salaries, bonuses and commissions earned by our employees (other than Mr. Zelnick)
to determine the median employee. Once we identified our median employee, we estimated such employee’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, yielding the median annual total compensation disclosed above. There are a wide variety of job functions within our company, across numerous global jurisdictions. Accordingly, the compensation paid to our employees differs greatly between departments, experience levels, and locations. We believe that our employees are fairly compensated and appropriately incentivized.
The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation, allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

58	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE DISCLOSURE
Pay Versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation
Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Fiscal Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[1,2,3,4] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3,4] ($)	Value of Initial Fixed $100 Investment based on:[5]		Net Income ($ Millions)	Adjusted EBITDA[6] ($ Millions)
					TSR ($)	Peer Group TSR ($)
2026	403,019	403,019	6,429,468	5,123,009	112	137	(298.2)	1,401.6
2025	106,457	106,457	6,445,720	18,396,613	117	129	(4,478.9)	901.0
2024	274,074	274,074	5,788,486	6,261,216	84	121	(3,744.2)	845.2
2023	115,015	115,015	6,495,652	4,231,852	68	97	(1,124.7)	940.6
2022	142,996	142,996	3,316,198	2,134,073	87	107	418.0	827.2
(1)Strauss Zelnick was our PEO for each fiscal year presented. The individuals comprising the Non-PEO NEOs for each fiscal year presented were
Lainie Goldstein, Karl Slatoff, and Daniel Emerson.
(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 4 below.
(3)Messrs. Zelnick and Slatoff were compensated for their respective services to the Company under the 2022 Management Agreement and, prior to May 23,
2022, the 2017 Management Agreement. The provisions of the 2022 Management Agreement and the 2017 Management Agreement establish the payments and benefits to which ZMC is entitled as consideration for providing the services set forth therein. In general, in connection with their provision of services to the
Company, the actual amount of compensation received by Messrs. Zelnick and Slatoff is determined in the sole discretion of ZMC and without the Company’s knowledge, except that, under the terms of the 2022 Management Agreement and the 2017 Management Agreement, Mr. Zelnick may not receive more than
60% of the payments and benefits made to ZMC and Mr. Slatoff may not receive more than 40% of the payments and benefits made to ZMC. Amounts paid by
ZMC to Messrs. Zelnick and Slatoff are not included in this disclosure.
(4)Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and Non-PEO NEOs as set forth below. Equity values are calculated in accordance with ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the
Summary Compensation Table.

Fiscal Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2026	403,019	—	—	403,019

Fiscal Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2026	6,429,468	(4,095,163)	2,788,704	5,123,009

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	59
EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE DISCLOSURE
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Fiscal Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO ($)	Total- Inclusion of Equity Values for PEO ($)
2026	—	—	—	—	—	—	—

Fiscal Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2026	3,679,497	(1,780,616)	—	889,823	—	—	2,788,704
(5)The Peer Group TSR set forth in this table utilizes the RDG Technology Composite Index, which we have also utilized in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended March 31, 2026. The comparison assumes $100 was invested for the period starting March 31, 2021, through the end of the listed fiscal year in the Company and in the RDG Technology Composite Index, respectively.
Historical stock performance is not necessarily indicative of future stock performance.
(6)We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our NEOs in fiscal 2026. Adjusted EBITDA is a non-GAAP measure, which is defined as GAAP net income (loss) excluding the change in deferred net revenue and related cost of revenue, stock-based compensation, business reorganization, interest expense (income), depreciation and amortization, amortization and impairment of intangible assets, bonus, income taxes, fair value adjustments related to certain equity investments and acquisition-related costs. A reconciliation of GAAP net income to Adjusted EBITDA for fiscal 2026 is provided in Annex A. Adjusted EBITDA may not have been the most important financial performance measure in prior fiscal years, and we may determine a different financial performance measure to be the most important financial performance measure in future fiscal years.

60	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE DISCLOSURE
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation
Actually Paid to our Non-PEO NEOs, and our Adjusted EBITDA during the five most recently completed fiscal years.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	61
EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE DISCLOSURE
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder
Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation
Actually Paid to our Non-PEO NEOs, and the cumulative TSR over the five most recently completed fiscal years for the
Company and the RDG Technology Composite Index.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
20
18
16
14
12
10
8
6
4
2
0
TSR (3/31/2021 Indexed to $100)
$160
$140
$120
$100
$80
$60
$40
$20
$0
100.00
107.40
97.22
120.79
129.47
137.38
87.01
67.52
84.04
117.29
111.77
0.1
2.1
0.1
4.2
0.3
6.3
0.1
18.4
0.4
5.1
2021
2022
2023
2024
2025
2026
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Take-Two Interactive Software, Inc. TSR
RDG Technology Composite Index TSR

62	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE DISCLOSURE
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation
Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal year.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	63
EXECUTIVE COMPENSATION
SUPPLEMENTAL PAY VERSUS PERFORMANCE DISCLOSURE
Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our NEOs for fiscal 2026 to Company performance. The measures in this table are not ranked.

Adjusted EBITDA
Relative TSR
Recurrent Consumer Spending
Supplemental Pay Versus Performance Disclosure
The following disclosure provides an alternative to the Pay Versus Performance disclosure above by incorporating the maximum compensation opportunities allocable by ZMC to Messrs. Zelnick and Slatoff under the 2022 Management Agreement and the 2017 Management Agreement. Refer to the Compensation Discussion & Analysis for further detail on these arrangements. This disclosure is supplementary and is not intended to satisfy the requirements of Item 402(v) of
Regulation S-K. The Compensation Committee did not consider the disclosure below in making its pay decisions for any of the years shown.

	Summary Compensation Table Total (Adjusted for Maximum ZMC Opportunity) for PEO[1,2] ($)	Compensation Actually Paid (Adjusted for Maximum ZMC Opportunity) to PEO[1,2,3,4] ($)	Average Summary Compensation Table Total (Adjusted for Maximum ZMC Opportunity) for Non-PEO NEOs[1,2] ($)	Average Compensation Actually Paid (Adjusted for Maximum ZMC Opportunity) to Non-PEO NEOs[1,2,3,4] ($)	Value of Initial Fixed $100 Investment based on:[5]
Fiscal Year					TSR ($)	Peer Group TSR ($)	Net Income ($ Millions)	Adjusted EBITDA[6] ($ Millions)
2026	45,043,098	35,059,708	16,349,486	12,824,533	112	137	(298)	1,401.6
2025	43,302,010	118,690,718	16,044,732	44,748,653	117	129	(4,479)	901.0
2024	32,754,669	46,964,443	13,006,396	16,636,856	84	121	(3,744)	845.2
2023	50,006,805	42,108,832	17,582,716	13,563,715	68	97	(1,125)	940.6
2022	21,499,437	16,151,492	8,062,073	5,691,540	87	107	418	827.2
(1)Strauss Zelnick was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented were Lainie Goldstein,
Karl Slatoff, and Daniel Emerson.
(2)Messrs. Zelnick and Slatoff were compensated for their respective services to the Company under the 2022 Management Agreement and, prior to May 23,
2022, the 2017 Management Agreement. The provisions of the 2022 Management Agreement and the 2017 Management Agreement establish the payments and benefits to which ZMC is entitled as consideration for providing the services set forth therein. In general, in connection with their provision of services to the
Company, the actual amount of compensation received by Messrs. Zelnick and Slatoff is determined in the sole discretion of ZMC and without the Company’s knowledge, except that, under the terms of both Management Agreements, Mr. Zelnick may not receive more than 60% of the payments and benefits made to
ZMC and Mr. Slatoff may not receive more than 40% of the payments and benefits made to ZMC. The data in this supplementary table reflect the maximum compensation opportunities of Messrs. Zelnick and Slatoff under these agreements.
(3)The amounts shown for Compensation Actually Paid (Adjusted for Maximum ZMC Opportunity) do not reflect compensation actually earned, realized, or received by the Company’s NEOs.
(4)Compensation Actually Paid (Adjusted for Maximum ZMC Opportunity) reflects: (1) the exclusion of Stock Awards from the Summary Compensation Table for all the NEOs and, for Messrs. Zelnick and Slatoff, the exclusion of the accounting value of stock awards that could be granted to each by ZMC under the 2022
Management Agreement and 2017 Management Agreement, assuming their maximum ZMC compensation opportunities; and (2) the inclusion of the value of equity awards granted by the Company to non-ZMC NEOs and, for, Messrs. Zelnick and Slatoff, to ZMC, assuming their maximum ZMC compensation opportunities. The equity award adjustments for each applicable year in this supplementary disclosure include the addition or subtraction of amounts as would be required under Regulation S-K, Item 402(v)(2)(iii).
(5)See the section of this Proxy Statement captioned Pay Versus Performance Disclosure for the methodology used in calculating TSR and Peer Group TSR.
(6)See the section of this Proxy Statement captioned Pay Versus Performance Disclosure for a description of this performance measure.

64	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
POLICIES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS
Supplemental Tabular List of Most Important Financial Performance Measures
The following supplemental table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid (Adjusted for Maximum ZMC Opportunity) to our PEO and other NEOs for fiscal 2026 to Company performance. The measures in this table are not ranked.

Adjusted EBITDA Relative TSR Recurrent Consumer Spending
Policies Related to the Grant of Certain Equity Awards
We do not currently grant new awards of stock options, stock appreciation rights, or similar option-like equity awards.
Accordingly, we have no specific policy or practice on the timing of grants of such awards in relation to the disclosure of material non-public information by us, which would require disclosure under Item 402(x) of Regulation S-K. In the event we determine to grant new awards of stock options or similar equity awards in the future, the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing. We have not timed the release of material non-public information for purposes of affecting the value of executive compensation.
Compensation of Directors During 2026 Fiscal Year
The Compensation Committee reviews and makes recommendations to the Board regarding the form and amount of compensation for non-employee directors. Typically, on an annual basis, the Committee considers a board compensation study by its independent compensation consultant to support the Committee in its deliberations.
Such compensation may include, but is not limited to, the following elements: board or committee retainer, board or committee meeting fees, committee chair retainer or fees, equity compensation, benefits and perquisites. All directors who served during fiscal 2026, other than Mr. Zelnick, are regarded as non-employee directors.
The key elements of the compensation payable to our non-employee directors are as follows:

Component			Value of Award Under Current Policy	Notes
Annual Retainer	For Each Non-Employee Director		$300,000	$235,000 restricted stock/ $65,000 cash
Lead Independent Director Additional Fees	For Lead Independent Director		$200,000	$100,000 restricted stock/ $100,000 cash
Committee Fees	Audit Committee	Chair	$40,000	—
		Other Members	$20,000	—
	Compensation Committee	Chair	$30,000	—
		Other Members	$15,000	—
	Corporate Governance Committee	Chair	$30,000	—
		Other Members	$10,000	—
	Technology Risk Committee	Chair	$30,000	—
		Other Members	$10,000	—
	Executive Committee	Chair	N/A	Lead Independent Director serves as Executive Committee Chair for no additional fee
		Other Independent Members	$25,000	—
Each non-employee director may make an election to receive up to 100% of their annual retainer and committee fees in shares of restricted stock. For fiscal 2026, Ms. Siminoff and Messrs. Gordon and Viera elected to receive 100% of these fees in restricted stock.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	65
EXECUTIVE COMPENSATION
COMPENSATION OF DIRECTORS DURING 2026 FISCAL YEAR
Shift to Annual Grant Structure for Director Compensation
In prior fiscal years, and through September 2025, the restricted stock portion of the annual retainer was granted in four equal quarterly installments and vested on the first anniversary of the grant date (discussed below). Grants of restricted stock were generally made on the fifth trading day following the filing of the Company’s Annual Report on Form 10-K or Quarterly Report on
Form 10-Q, as applicable. The number of shares of restricted stock granted was determined by dividing the dollar value of the restricted stock to be delivered by the average of the closing prices of our common stock on the 30 trading days prior to the fifth trading day following the filing of the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable.
During fiscal 2026, the Company, upon the recommendation of the Compensation Committee’s independent compensation consultant and with the approval by the Board of Directors, decided to transition to an annual grant structure for the restricted stock portion of the annual retainer. The first annual grant was made on October 1, 2025, and future grants of restricted stock are planned to be made on October 1st of each year. The vesting of such annual grants will be on the first anniversary of the grant date. The number of shares of restricted stock to be granted pursuant to the annual grant will be determined by dividing the dollar value of the restricted stock to be delivered by the average of the closing prices of our common stock on the 30 trading days prior to October 1st. For fiscal 2026, the amounts listed in the Director Compensation Table below include two quarterly grants made in May 2025 (for service from April 1, 2025 to June 30, 2025) and August 2025 (for service from July 1,
2025 to September 30, 2025) under the old grant structure as well as the annual grant made in October 2025 (for service from
October 1, 2025 to September 30, 2026) under the new structure. As a result, solely due to the shift in grant practice, the value of the stock awards set forth in the table below for fiscal 2026 represents the equivalent of six quarterly awards for each director, although the amount of compensation received on an annual basis did not increase.
Under the 2017 Plan, the maximum value of awards granted to non-employee directors in any one calendar year, together with any cash fees paid to such directors during such calendar year in respect of such director’s service as a member of the Board of Directors during such year, may not, absent extraordinary circumstances, exceed $750,000 in total value. As determined by the Compensation Committee in its discretion, this limit may be increased for a non-executive chair of the Board of Directors or, in extraordinary circumstances, for other individual non-employee directors; provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
Reimbursement of Certain Expenses
Non-employee directors are reimbursed for travel expenses to attend Board of Directors and committee meetings and to attend director education seminars in accordance with policies approved from time to time.
Director Stock Ownership Requirements
Under the stock ownership requirements for non-employee directors of the Company, non-employee directors are required to own shares of common stock having a value equal to five times the annual cash retainer. Current non-employee directors are required to achieve such stock position within five years after the date of the adoption of the requirements and future non-
employee directors shall achieve such ownership position within five years after the date of their election to the Board of
Directors. Information regarding executive officer stock ownership requirements is set forth in this Proxy Statement under
“Compensation Discussion and Analysis.” Each non-employee director owned shares in excess of the requirements as of the record date.

66	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION TABLE
Director Compensation Table
The following table sets forth information concerning the compensation of the Company’s non-employee directors during fiscal 2026.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Michael Dornemann	105,000	366,017	471,017
Roland Hernandez	96,060	366,017	462,077
J Moses	105,122	366,017	471,139
Michael Sheresky	99,647	366,017	465,664
LaVerne Srinivasan	165,000	521,768	686,768
Susan Tolson	109,620	366,017	475,637
Paul Viera(2)	85,000	366,017	451,017
William “Bing” Gordon(3)	69,620	366,017	435,637
Strauss Zelnick(4)	—	—	—
Ellen Siminoff(5)	95,000	366,017	461,017
(1)Represents the aggregate grant date fair value of awards granted to our directors during fiscal 2026, determined under ASC Topic 718, Compensation—Stock
Compensation. For additional information with respect to stock awards granted during fiscal 2026, see Note 16 under the heading “Stock-Based
Compensation” of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for fiscal 2026. The amounts above reflect the grant date fair value for these awards, excluding the accounting effect of any estimate of future forfeitures, and do not necessarily correspond to the actual value that might be recognized by the directors. As described above, in fiscal 2026, we transitioned to an annual restricted stock grant structure in
October 2025 and so the amounts listed in this table include two quarterly grants made in May 2025 (for service from April 1, 2025 to June 30, 2025) and
August 2025 (for service from July 1, 2025 to September 30, 2025) under the old grant structure as well as the annual grant made in October 2025 (for service from October 1, 2025 to September 30, 2026) under the new structure. As a result, solely due to the shift in grant practice, the value of the stock awards set forth in the table for fiscal 2026 represent the equivalent of six quarterly awards, although the amount of compensation received on an annual basis did not increase. As of March 31, 2026, Messrs. Dornemann, Gordon, Hernandez, Moses, Sheresky and Viera, and Mses. Siminoff, Srinivasan and Tolson held 1,483,
1,483, 1,483, 1,483, 1,483, 1,483, 1,483, 2,114, and 1,483 outstanding unvested restricted stock awards, respectively.
(2)For fiscal 2026, Mr. Viera elected to receive all of his annual retainer and committee fees in shares of common stock. In accordance with SEC regulations, these amounts are reported in the table as fees earned or paid in cash, rather than as stock awards. On May 28, 2025, August 14, 2025, October 1, 2025 and
January 1, 2026, respectively, 94, 92, 87 and 86 shares of stock were granted to Mr. Viera with grant date fair values of $21,463, $21,451, $22,220 and
$22,019 respectively, as computed in accordance with ASC 718, Compensation—Stock Compensation.
(3)For fiscal 2026, Mr. Gordon elected to receive all of his annual retainer and committee fees in shares of common stock. In accordance with SEC regulations, these amounts are reported in the table as fees earned or paid in cash, rather than as stock awards. On May 28, 2025, August 14, 2025, October 1, 2025 and
January 1, 2026, respectively, 72, 70, 66, and 84 shares of stock were granted to Mr. Gordon with grant date fair values of $16,440, $16,321, $16,856, and
$21,507, respectively, as computed in accordance with ASC 718, Compensation—Stock Compensation.
(4)Mr. Zelnick serves as our CEO and therefore he does not receive any compensation for serving as a director.
(5)For fiscal 2026, Ms. Siminoff elected to receive all of her annual retainer and committee fees in shares of common stock. In accordance with SEC regulations, these amounts are reported in the table as fees earned or paid in cash, rather than as stock awards. On May 28, 2025, August 14, 2025, October 1, 2025 and
January 1, 2026, respectively, 105, 102, 97, and 96 shares of stock were granted to Ms. Siminoff with grant date fair values of $23,975, $23,782, $24,774, and
$24,579, respectively, as computed in accordance with ASC 718, Compensation—Stock Compensation.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	67
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
Equity Compensation Plan Information
The following table presents information concerning our equity compensation plans as of March 31, 2026:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights ($)(3)	Weighted- Average Remaining Contractual Life of Outstanding Options, Warrants and Rights (years)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by shareholders	8,458,572	27.43	3.29	18,419,808(4)
Equity compensation plans not approved by shareholders	—	—	—	—
Total	8,458,572	27.43	3.29	18,419,808
(1)As of March 31, 2026, the Company also had 13,978 shares of outstanding restricted stock, which are not reflected in the table because they are treated as issued and outstanding and will not have additional dilutive impact on the Company when the awards vest.
(2)As of March 31, 2026, the Company had 140 stock options outstanding, all of which were assumed by the Company in connection with its acquisitions of
Playdots in September 2020 and Zynga in May 2022, which options are included in the amount shown.
(3)Relates only to the Company’s outstanding options.
(4)As of March 31, 2026, consisted of (i) 11,207,131 shares of common stock remaining available for future issuance under the 2017 Plan and (ii) 7,212,677 shares of common stock remaining available for future issuance under the 2017 Global ESPP. After giving effect to the purchase on April 30, 2026, by our employees of an aggregate of 175,071 shares of common stock pursuant to the 2017 Global ESPP, there were 7,037,606 shares of common stock remaining available for future issuance under the 2017 Global ESPP.
Compensation Committee Interlocks and Insider Participation
During fiscal 2026, Messrs. Dornemann, Hernandez, Moses and Sheresky served as members of the Compensation
Committee. During fiscal 2026:
•none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;
•none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $120,000;
•none of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board) of another entity where one of that entity’s executive officers served on the Company’s
Compensation Committee;
•none of the Company’s executive officers was a director of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee; and
•none of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served as a director on the Board of Directors.

68	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
VOTING SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of July 15, 2026 (unless otherwise noted) relating to the beneficial ownership of shares of the common stock by (i) each person or entity who is known by the Company to own beneficially five percent or more of the outstanding common stock, (ii) each current director, (iii) each director nominee, (iv) each of the NEOs and (v) all current directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Outstanding Common Stock Beneficially Owned
Vanguard Capital Management(3)	13,131,908	7.02%
BlackRock, Inc.(4)	12,726,923	6.81%
State Street Corporation(5)	12,026,195	6.43%
Public Investment Fund(6)	11,414,680	6.10%
JPMorgan Chase & Co.(7)	9,303,967	4.98%
Strauss Zelnick(8)	1,382,568	*
Karl Slatoff(9)	1,126,165	*
Lainie Goldstein(10)	283,374	*
Daniel Emerson(11)	113,988	*
J Moses	21,868	*
Michael Sheresky	65,495	*
Michael Dornemann	20,374	*
LaVerne Srinivasan	8,719	*
Susan Tolson	32,122	*
Paul Viera(12)	92,347	*
Roland Hernandez	10,727	*
William B. Gordon	57,187	*
Ellen Siminoff(13)	12,237	*
All directors and executive officers as a group (13 persons)(14)	2,101,061	1.12%
*Less than 1%.
(1)Unless otherwise indicated, the address of each beneficial owner is Take-Two Interactive Software, Inc., 110 West 44th Street, New York, New York 10036. The
address for Vanguard Capital Management is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The address of BlackRock, Inc. is 55 East 52nd Street, New
York, New York 10055. The address for State Street Corporation is One Congress Street, Suite 1, Boston, MA 02114. The address for the Public Investment
Fund is The Public Investment Fund Tower, King Abdullah Financial District (KAFD), Al Aqiq District, Riyadh, Kingdom of Saudi Arabia. The address for
JPMorgan Chase & Co. is 383 Madison Avenue, New York, NY 10179.
(2)Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. A person is deemed to be the beneficial owner of securities that may be acquired by such person within 60 days after July
15, 2026, and is not deemed to be the beneficial owner of securities that may not be acquired within 60 days after July 15, 2026. Each beneficial owner’s percentage ownership is determined by assuming that exercisable securities that are held by such person (but not those held by any other person), and which are exercisable within 60 days after July 15, 2026, have been exercised.
(3)Based on information contained in a report on Schedule 13G filed with the SEC on April 30, 2026.
(4)Based on information contained in a report on Schedule 13G/A filed with the SEC on January 26, 2024.
(5)Based on information contained in a report on Schedule 13G filed with the SEC on May 12, 2026.
(6)Based on information contained in a report on Schedule 13G/A filed with the SEC on December 31, 2025 by The Public Investment Fund (“PIF”), Saudi
Electronic Games Holding Company (“Savvy”) and The Saudi Fourth Investment Company (“Saudi Fourth”). According to the Schedule 13G/A, Saudi Fourth is
the direct holder of the shares and PIF, as sole owner of Savvy, and Savvy as the sole owner of Saudi Fourth, may be deemed to share voting and investment power over the shares of common stock held by Saudi Fourth and therefore may be deemed to beneficially own such shares.
(7)Based on information contained in a report on Schedule 13G filed with the SEC on July 30, 2025.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	69
VOTING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(8)Mr. Zelnick is a partner at ZMC. The shares listed include 192,314 shares of common stock held by Zelnick/Belzberg Living Trust (such shares are indirectly held by Mr. Zelnick), 64,089 shares of common stock held by the Wendy Jay Belzberg 2012 Family Trust (such shares are indirectly held by Mr. Zelnick), and
1,126,165 RSUs held by ZMC (such units are not held individually by Mr. Zelnick). Mr. Zelnick disclaims beneficial ownership of the securities held by each of the Zelnick/Belzberg Living Trust, the Wendy Jay Belzberg 2012 Family Trust, and ZMC except to the extent of his pecuniary interest therein. The 1,126,165
RSUs held by ZMC consist of (a) unvested RSUs granted to ZMC on June 3, 2024, settle-able for up to 448,180 shares of common stock that will vest, if at all, on June 1, 2027 with respect to the remaining time-based RSUs included in such grant and on June 1, 2027 with respect to the performance-based RSUs included in such grant, (b) unvested RSUs granted to ZMC on June 2, 2025, settle-able for up to 348,036 shares of common stock that will vest, if at all, in equal installments on June 1, 2027 and June 1, 2028 with respect to the remaining time-based RSUs included in such grant and on June 1, 2028 with respect to the performance-based RSUs included in such grant, and (c) unvested RSUs granted to ZMC on June 1, 2026, settle-able for up to 329,949 shares of common stock that will vest, if at all, in equal installments on June 1, 2027, June 1, 2028 and June 1, 2029 with respect to the time-based RSUs included in such grant and on June 1, 2029 with respect to the performance-based RSUs included in such grant, subject in each case to acceleration or forfeiture under certain circumstances. A portion of each grant is subject to time-based vesting and the other portion is subject to performance-based vesting.
(9)Mr. Slatoff is a partner at ZMC. The shares listed include 1,126,165 RSUs held by ZMC (such units are not held individually by Mr. Slatoff). Mr. Slatoff disclaims beneficial ownership of the securities held by ZMC except to the extent of his pecuniary interest therein. The 1,126,165 RSUs held by ZMC consist of (a)
unvested RSUs granted to ZMC on June 3, 2024, settle-able for up to 448,180 shares of common stock that will vest, if at all, on June 1, 2027 with respect to the remaining time-based RSUs included in such grant and on June 1, 2027 with respect to the performance-based RSUs included in such grant, (b) unvested
RSUs granted to ZMC on June 2, 2025, settle-able for up to 348,036 shares of common stock that will vest, if at all, in equal installments on June 1, 2027 and
June 1, 2028 with respect to the remaining time-based RSUs included in such grant and on June 1, 2028 with respect to the performance-based RSUs included in such grant, and (c) unvested RSUs granted to ZMC on June 1, 2026, settle-able for up to 329,949 shares of common stock that will vest, if at all, in equal installments on June 1, 2027, June 1, 2028 and June 1, 2029 with respect to the time-based RSUs included in such grant and on June 1, 2029 with respect to the performance-based RSUs included in such grant, subject in each case to acceleration or forfeiture under certain circumstances. A portion of each grant is subject to time-based vesting and the other portion is subject to performance-based vesting.
(10)The shares listed include (i) 117,165 shares of common stock held by Ms. Goldstein, (ii) 29,079 unvested time-based RSUs held by Ms. Goldstein, and
(iii) 137,130 unvested performance-based RSUs held by Ms. Goldstein. Such unvested awards will vest, or fail to vest, in accordance with the terms of the applicable award agreements.
(11)The shares listed include (i) 1,040 shares of common stock held by Mr. Emerson, (ii) 19,736 unvested time-based RSUs held by Mr. Emerson, and (iii) 93,212 unvested performance-based RSUs held by Mr. Emerson. Such unvested awards will vest, or fail to vest, in accordance with the terms of the applicable award agreements.
(12)The shares listed include 75,000 shares of common stock held by The PEV Revocable Living Trust (such securities are indirectly held by Mr. Viera), which were purchased on the open market in August 2018.
(13)The shares listed include (i) 8,571 shares of common stock held by Ms. Siminoff, (ii) 1,833 shares of common stock held by the EFS 2022 Irrevocable Trust
(such securities are indirectly held by Ms. Siminoff) and (iii) 1,833 shares of common stock held by the D&E Living trust (such securities are indirectly held by
Ms. Siminoff).
(14)The 1,126,165 RSUs held by ZMC that are beneficially owned by Messrs. Zelnick and Slatoff, are only included once.

70	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
CERTAIN RELATIONSHIPS AND
RELATED TRANSACTIONS
Management Agreement
The Company and ZMC are parties to the 2022 Management Agreement that became effective on the Effective Date, which superseded the prior management agreement with ZelnickMedia dated as of November 17, 2017 (the “2017 Management
Agreement”). In fiscal 2026, ZMC provided financial and management consulting services to the Company pursuant to the 2022
Management Agreement. References to the “Management Agreement” in this Proxy Statement refer to both the 2017
Management Agreement and the 2022 Management Agreement interchangeably.
Term and Personnel
The 2022 Management Agreement provides for a term that commenced on the Effective Date and continues through March 31,
2029 (the “MA Term”), unless earlier terminated in accordance with its terms. Under the Management Agreement, ZMC continues to provide certain individuals as it deems appropriate for the performance of the Management Agreement.
Specifically (i) Mr. Zelnick serves as Executive Chairman of the Board of Directors and CEO of the Company, (ii) Mr. Slatoff
serves as the Company’s President, and (iii) other ZMC personnel as appropriate provide services to the Company on a project-by-project, as needed basis.
If Mr. Zelnick or any other employee of ZMC acting in an executive capacity for the Company pursuant to the Management
Agreement is unable or unavailable to serve in such capacity (other than due to a termination by the Company without Cause or their resignation for Good Reason (as such terms are defined in such person’s employment agreement with the Company or, in the case of Mr. Zelnick, in the Management Agreement)), and ZMC is unable to provide a qualified individual within a reasonable period of time to serve in such capacity who is reasonably satisfactory to the Board of Directors, then the Company may fill such position with a person not affiliated with ZMC and deduct the costs of such person’s compensation from ZMC’s compensation under the Management Agreement (with such deduction limited to no more than 60% of the aggregate compensation payable to ZMC if such person replaces Mr. Zelnick and no more than 40% of the aggregate compensation payable to ZMC if such person replaces Mr. Slatoff).
Management Fee and Annual Bonus Opportunity
Under the 2022 Management Agreement, the Company pays a monthly management fee equal to $275,000 per month
($3,300,000 annualized). The management fee will not be decreased during the MA Term. In addition to the monthly management fee, ZMC receives an annual bonus, subject to the achievement by the Company of certain performance thresholds in respect of each of the fiscal years ending March 31, 2023, 2024, 2025, 2026, 2027, 2028 and 2029. For each fiscal year (other than for the period from April 1, 2022, to May 23, 2022), the annual bonus opportunity ranges from $0 (at 80%
of the Target, as defined in the 2022 Management Agreement) to $13,200,000 (at 150% of the Target or greater). The annual bonus opportunity will not be increased or decreased during the MA Term. If the 2022 Management Agreement is terminated by the Company without Cause (as defined in the 2022 Management Agreement) or by ZMC for Good Reason (as defined in the
2022 Management Agreement) (whether before or after a Change in Control (as defined in the 2022 Management Agreement)),
ZMC is entitled to be paid on the date of termination an amount equal to the sum of (i) the earned but unpaid portion of the management fee, (ii) any accrued but unpaid annual bonus for a completed fiscal year and (iii) three times the sum of the per annum management fee plus the Target bonus amount.
Expense Reimbursement
ZMC is entitled to the reimbursement of reasonable out-of-pocket expenses in connection with the Management Agreement and the rendering of services thereunder.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	71
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
MANAGEMENT AGREEMENT
Limits on Compensation
Under the Management Agreement, no more than 60% of the aggregate compensation payable to ZMC under the Management
Agreement (whether in the form of the management fee, the annual bonus or the RSU awards) shall be received by or conveyed to Mr. Zelnick (or such other employee of ZMC that serves as Executive Chairman and CEO of the Company) and no more than 40% of such aggregate compensation shall be received by or conveyed to Mr. Slatoff (or such other employee of
ZMC that serves as the President of the Company).
Restrictions on Sale of Vested Stock
Under the 2022 Management Agreement, prior to March 31, 2029 (or earlier in the event of a Change in Control) ZMC and any
Subject Person (as defined in the 2022 Management Agreement) are prohibited from selling or otherwise disposing of any shares of common stock of the Company, if the Market Value (as defined in the 2022 Management Agreement) of all shares of common stock of the Company (including restricted stock and RSUs, but excluding any unvested restricted stock or RSUs that remain subject to performance-based vesting), after giving effect to such proposed sale or other disposition, owned by ZMC and each Subject Person in the aggregate as of the trading day immediately preceding the date of the proposed sale or disposition, would be less than six times (6x) the per annum management fee (excluding any bonuses).
Awards under the 2022 Management Agreement
Under the 2022 Management Agreement, as further described below, the Company granted RSUs to ZMC under the 2017 Plan on June 1, 2022 consisting of transition period two year cliff vest RSUs (the “2022 Transition Period 2 Year Cliff Vest Restricted
Units”), three year transition period cliff vest RSUs (the “2022 Transition Period 3 Year Cliff Vest Restricted Units”), and annual grant RSUs (the “2022 Annual Grant Restricted Units” and, together with the 2022 Transition Period 2 Year Cliff Vest Restricted
Units and the 2022 Transition Period 3 Year Cliff Vest Restricted Units, the “2022 New Deal Restricted Units”), on June 1, 2023
(the “2023 Restricted Units”), on June 3, 2024 (the “2024 Restricted Units”), on June 2, 2025 (the “2025 Restricted Units”) and
on June 1, 2026 (the “2026 Restricted Units,” and together with the 2022 New Deal Restricted Units, the 2023 Restricted Units,
the 2024 Restricted Units, and the 2025 Restricted Units, the “Restricted Units”). The 2022 Transition Period 2 Year Cliff Vest
Restricted Units, comprised of both time-based and performance-based RSUs as described below, were granted pursuant to the terms of a Restricted Unit Agreement dated June 1, 2022, by and between the Company and ZMC (the “2022 Transition
Period 2 Year Cliff Vest Restricted Unit Agreement”). The 2022 Transition Period 3 Year Cliff Vest Restricted Units, comprised of both time-based and performance-based RSUs as described below, were granted pursuant to the terms of a Restricted Unit
Agreement dated June 1, 2022, by and between the Company and ZMC (the “2022 Transition Period 3 Year Cliff Vest
Restricted Unit Agreement”). The 2022 Annual Grant Restricted Units, comprised of both time-based and performance-based
RSUs as described below, were granted pursuant to the terms of a Restricted Unit Agreement dated June 1, 2022, by and between the Company and ZMC (the “2022 Annual Grant Restricted Unit Agreement” and, together with the 2022 Transition
Period 2 Year Cliff Vest Restricted Unit Agreement and the 2022 Transition Period 3 Year Cliff Vest Restricted Unit Agreement,
the “2022 New Deal Restricted Unit Agreements”). The 2023 Restricted Units, comprised of both time-based and performance-
based RSUs as described below, were granted pursuant to the terms of a Restricted Unit Agreement dated June 1, 2023, by and between the Company and ZMC (the “2023 Restricted Unit Agreement”). The 2024 Restricted Units, comprised of both time-based and performance-based RSUs as described below, were granted pursuant to the terms of a Restricted Unit
Agreement dated June 3, 2024, by and between the Company and ZMC (the “2024 Restricted Unit Agreement”). The 2025
Restricted Units, comprised of both time-based and performance-based RSUs as described below, were granted pursuant to the terms of a Restricted Unit Agreement dated June 2, 2025, by and between the Company and ZMC (the “2025 Restricted
Unit Agreement”). The 2026 Restricted Units, comprised of both time-based and performance-based RSUs as described below, were granted pursuant to the terms of a Restricted Unit Agreement dated June 1, 2026, by and between the Company and
ZMC (the “2026 Restricted Unit Agreement,” and together with the 2022 New Deal Restricted Unit Agreements, the 2023
Restricted Unit Agreement, the 2024 Restricted Unit Agreement, and the 2025 Restricted Unit Agreement, the “Restricted Unit
Agreements”). As of March 31, 2026, all restricted stock units granted prior to June 1, 2022 have vested and/or have been forfeited pursuant to their terms. Under the 2022 Management Agreement, the Company, in its discretion, may grant additional annual equity awards to ZMC over the course of the MA Term.

72	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
MANAGEMENT AGREEMENT
2022 Transition Period 2 Year Cliff Vest Restricted Units
Time-Based Award
On June 1, 2022, the Company issued to ZMC 37,733 time-based RSUs (such number determined by dividing $4,618,519 by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior to June 1, 2022), all of which units vested on May 31, 2024 (the “2022 Transition Period 2 Year Cliff Vest
Time-Based Award”).
Performance-Based Award
On June 1, 2022, the Company issued to ZMC 150,932 performance-based RSUs (the “2022 Transition Period 2 Year Cliff Vest
Performance Award”), representing the maximum number of performance-based RSUs that are eligible to vest (with the target number of performance-based RSUs of 75,466 based on $9,237,037 divided by the average of the closing prices of the
Company’s common stock for each trading day during the 10 trading day period immediately prior to June 1, 2022). The 2022
Transition Period 2 Year Cliff Vest Performance Award was divided into the following two categories based on the applicable performance-vesting criteria (as described in the 2022 Transition Period 2 Year Cliff Vest Restricted Unit Agreement): Recurrent
Consumer Spending Performance-Based Units and TSR Performance-Based Units. The results and payout levels for the 2022
Transition Period 2 Year Cliff Vest Performance Award, which vested or failed to vest, on May 31, 2024, are as follows:

2022 Transition Period 2 Year Cliff Vest Performance Award Vested (#)		2022 Transition Period 2 Year Cliff Vest Performance Award Forfeited (#)

Based on Achievement of Recurrent Consumer Spending Performance-Vesting Criteria	Based on Achievement of TSR Performance- Vesting Criteria	Based on Achievement of Recurrent Consumer Spending Performance-Vesting Criteria	Based on Achievement of TSR Performance- Vesting Criteria
37,732	45,280	—	67,920
2022 Transition Period 3 Year Cliff Vest Restricted Units
Time-Based Award
On June 1, 2022, the Company issued to ZMC 41,303 time-based RSUs (such number determined by dividing $5,055,556 by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior to June 1, 2022), all of which units vested on May 30, 2025 (the “2022 Transition Period 3 Year Cliff Vest
Time-Based Award”).
Performance-Based Award
On June 1, 2022, the Company issued to ZMC 165,214 performance-based RSUs (the “2022 Transition Period 3 Year Cliff Vest
Performance Award”), representing the maximum number of performance-based RSUs that are eligible to vest (with the target number of performance-based RSUs of 82,607 based on $10,111,111 divided by the average of the closing prices of the
Company’s common stock for each trading day during the 10 trading day period immediately prior to June 1, 2022). The 2022
Transition Period 3 Year Cliff Vest Performance Award was divided into the following two categories based on the applicable performance-vesting criteria (as described in the 2022 Transition Period 3 Year Cliff Vest Restricted Unit Agreement): Recurrent
Consumer Spending Performance-Based Units and TSR Performance-Based Units. The results and payout levels for the 2022
Transition Period 3 Year Cliff Vest Performance Award, which vested or failed to vest, on May 30, 2025, are as follows:

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	73
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
MANAGEMENT AGREEMENT

2022 Transition Period 3 Year Cliff Vest Performance Award Vested (#)		2022 Transition Period 3 Year Cliff Vest Performance Award Forfeited (#)

Based on Achievement of Recurrent Consumer Spending Performance-Vesting Criteria	Based on Achievement of TSR Performance- Vesting Criteria	Based on Achievement of Recurrent Consumer Spending Performance-Vesting Criteria (1)	Based on Achievement of TSR Performance- Vesting Criteria (2)
41,304	123,910	—	—
(1)The Company’s RCS achievement for this award that vested in fiscal 2026 was in excess of the maximum goal, which resulted in the maximum vesting percentage for the RSUs (i.e., 200% of target) based on achievement of RCS performance-vesting criteria, and no shares being forfeited.
(2)The Company’s relative TSR achievement for this award that vested in fiscal 2026 was the 78th percentile, which resulted in the maximum vesting percentage for the RSUs (i.e. 200% of target) based on achievement of TSR performance-vesting criteria, and no shares being forfeited.
2022 Annual Grant Restricted Units
Time-Based Award
On June 1, 2022, the Company issued to ZMC 56,100 time-based RSUs (such number determined by dividing $6,866,667 by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior to June 1, 2022), all of which units have vested as of May 30, 2025, (the “2022 Annual Grant Time-Based
Award” and, together with the 2022 Transition Period 2 Year Cliff Vest Time-Based Award and 2022 Transition Period 3 Year
Cliff Vest Time-Based Award, the “2022 New Deal Time-Based Awards”).
Performance-Based Award
On June 1, 2022, the Company issued to ZMC 224,402 performance-based RSUs (the “2022 Annual Grant Performance Award”
and, together with the 2022 Transition Period 2 Year Cliff Vest Performance Award and the 2022 Transition Period 3 Year Cliff Vest
Performance Award, the “2022 New Deal Performance Awards”), representing the maximum number of performance-based RSUs that are eligible to vest (with the target number of performance-based RSUs of 112,201 based on $13,733,333 divided by the average of the closing prices of the Company’s common stock for each trading day during the 10 trading day period immediately prior to June 1, 2022). The 2022 Annual Grant Performance Award was divided into the following two categories based on the applicable performance-vesting criteria (as described in the 2022 Annual Grant Restricted Unit Agreement):
Recurrent Consumer Spending Performance-Based Units and TSR Performance-Based Units. The results and payout levels for the 2022 Annual Grant Performance Award, which vested or failed to vest, on May 30, 2025, are as follows:

2022 Annual Grant Performance Award Vested (#)		2022 Annual Grant Performance Award Forfeited (#)

Based on Achievement of Recurrent Consumer Spending Performance-Vesting Criteria	Based on Achievement of TSR Performance- Vesting Criteria	Based on Achievement of Recurrent Consumer Spending Performance-Vesting Criteria (1)	Based on Achievement of TSR Performance- Vesting Criteria (2)
56,100	168,302	—	—
(1)The Company’s RCS achievement for this award that vested in fiscal 2026 was in excess of the maximum goal, which resulted in the maximum vesting percentage for the RSUs (i.e., 200% of target) based on achievement of RCS performance-vesting criteria, and no shares being forfeited.
(2)The Company’s relative TSR achievement for this award that vested in fiscal 2026 was the 78th percentile, which resulted in the maximum vesting percentage for the RSUs (i.e. 200% of target) based on achievement of TSR performance-vesting criteria, and no shares being forfeited.
2023 Restricted Units
Time-Based Award
On June 1, 2023, the Company issued to ZMC 96,734 time-based RSUs (such number determined by dividing $12,409,320 by the average of the closing prices of the Company’s common stock for each trading day during the 30 trading day period immediately prior to June 1, 2023), all of which units vested as of June 1, 2026 (the “2023 Time-Based Award”).

74	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
MANAGEMENT AGREEMENT
Performance-Based Award
On June 1, 2023, the Company issued to ZMC 392,800 performance-based RSUs (the “2023 Performance Award”), representing the maximum number of performance-based RSUs that are eligible to vest (with the target number of performance-based RSUs of 196,400 based on $25,194,680 divided by the average of the closing prices of the Company’s common stock for each trading day during the 30 trading day period immediately prior to June 1, 2023). The 2023 Performance
Award was divided into the following two categories based on the applicable performance-vesting criteria (as described in the
2023 Restricted Unit Agreement): Recurrent Consumer Spending Performance-Based Units and TSR Performance-Based
Units. The results and payout levels for the 2023 Performance Award, which vested or failed to vest, on June 1, 2026, are as follows:

2023 Performance Award Vested (#)		2023 Performance Award Forfeited (#)

Based on Achievement of Recurrent Consumer Spending Performance-Vesting Criteria	Based on Achievement of TSR Performance- Vesting Criteria	Based on Achievement of Recurrent Consumer Spending Performance-Vesting Criteria	Based on Achievement of TSR Performance- Vesting Criteria
98,200	229,788	—	64,812
2024 Restricted Units
Time-Based Award
On June 3, 2024, the Company issued to ZMC 101,999 time-based RSUs (such number determined by dividing $15,073,410 by the average of the closing prices of the Company’s common stock for each trading day during the 30 trading day period immediately prior to June 3, 2024), 33,999 of which units vested on May 30, 2025, 34,000 of which units vested on June 1,
2025, and the remainder will vest on June 1, 2027, provided that the 2022 Management Agreement has not been terminated prior to such dates (the “2024 Time-Based Award”).
Performance-Based Award
On June 3, 2024, the Company issued to ZMC 414,180 performance-based RSUs (the “2024 Performance Award”), representing the maximum number of performance-based RSUs that are eligible to vest (with the target number of performance-based RSUs of 207,090 based on $30,603,590 divided by the average of the closing prices of the Company’s common stock for each trading day during the 30 trading day period immediately prior to June 3, 2024), which units have been divided into two categories of vesting as follows: (i) on June 1, 2027, a number of Recurrent Consumer Spending Performance-
Based Units (as defined in the 2024 Restricted Unit Agreement) will vest equal to the product of (x) the target number of
Recurrent Consumer Spending Performance-Based Units in such vesting tranche (51,773) multiplied by (y) the Recurrent
Consumer Spending Vesting Percentage (as defined in the 2024 Restricted Unit Agreement) on March 31, 2027, which ranges from 0% to 200%, and (ii) on June 1, 2027, a number of TSR Performance-Based Units (as defined in the 2024 Restricted Unit
Agreement) will vest equal to the product of (x) the target number of TSR Performance-Based Units in such vesting tranche
(155,317) multiplied by (y) the TSR Vesting Percentage (as defined in the 2024 Restricted Unit Agreement) on March 31, 2027,
which ranges from 0% to 200%.
2025 Restricted Units
Time-Based Award
On June 2, 2025, the Company issued to ZMC 73,623 time-based RSUs (such number determined by dividing $16,604,940 by the average of the closing prices of the Company’s common stock for each trading day during the 30 trading day period immediately prior to June 2, 2025), 24,541 of which units vested on June 1, 2026, and the remainder will vest in equal installments on June 1, 2027 and June 1, 2028, provided that the 2022 Management Agreement has not been terminated prior to such dates (the “2025 Time-Based Award”).

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	75
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
MANAGEMENT AGREEMENT
Performance-Based Award
On June 2, 2025, the Company issued to ZMC 298,954 performance-based RSUs (the “2025 Performance Award”), representing the maximum number of performance-based RSUs that are eligible to vest (with the target number of performance-based RSUs of 149,477 based on $33,713,060 divided by the average of the closing prices of the Company’s common stock for each trading day during the 30 trading day period immediately prior to June 2, 2025), which units have been divided into two categories of vesting as follows: (i) on June 1, 2028, a number of Recurrent Consumer Spending Performance-
Based Units (as defined in the 2025 Restricted Unit Agreement) will vest equal to the product of (x) the target number of
Recurrent Consumer Spending Performance-Based Units in such vesting tranche (37,369) multiplied by (y) the Recurrent
Consumer Spending Vesting Percentage (as defined in the 2025 Restricted Unit Agreement) on March 31, 2028, which ranges from 0% to 200%, and (ii) on June 1, 2028, a number of TSR Performance-Based Units (as defined in the 2025 Restricted Unit
Agreement) will vest equal to the product of (x) the target number of TSR Performance-Based Units in such vesting tranche
(112,108) multiplied by (y) the TSR Vesting Percentage (as defined in the 2025 Restricted Unit Agreement) on March 31, 2028,
which ranges from 0% to 200%.
2026 Restricted Units
Time-Based Award
On June 1, 2026, the Company issued to ZMC 65,199 time-based RSUs (such number determined by dividing $14,549,370 by the average of the closing prices of the Company’s common stock for each trading day during the 30 trading day period immediately prior to June 1, 2026), which units will vest in equal installments on June 1, 2027, June 1, 2028 and June 1, 2029, provided that the 2022 Management Agreement has not been terminated prior to such dates (the “2026 Time-Based Award,”
and together with the 2022 New Deal Time-Based Awards, the 2023 Time-Based Award, the 2024 Time-Based Award and the
2025 Time-Based Award, the “Time-Based Awards”).
Performance-Based Award
On June 1, 2026, the Company issued to ZMC 264,750 performance-based RSUs (the “2026 Performance Award,” and together with the 2022 New Deal Performance Awards, the 2023 Performance Award, the 2024 Performance Award and the
2025 Performance Award, the “Performance Awards”), representing the maximum number of performance-based RSUs that are eligible to vest (with the target number of performance-based RSUs of 132,375 based on $29,539,630 divided by the average of the closing prices of the Company’s common stock for each trading day during the 30 trading day period immediately prior to
June 1, 2026), which units have been divided into two categories of vesting as follows: (i) on June 1, 2029, a number of
Recurrent Consumer Spending Performance-Based Units (as defined in the 2026 Restricted Unit Agreement) will vest equal to the product of (x) the target number of Recurrent Consumer Spending Performance-Based Units in such vesting tranche
(33,094) multiplied by (y) the Recurrent Consumer Spending Vesting Percentage (as defined in the 2026 Restricted Unit
Agreement) on March 31, 2029, which ranges from 0% to 200%, and (ii) on June 1, 2029, a number of TSR Performance-
Based Units (as defined in the 2026 Restricted Unit Agreement) will vest equal to the product of (x) the target number of TSR
Performance-Based Units in such vesting tranche (99,281) multiplied by (y) the TSR Vesting Percentage (as defined in the
2026 Restricted Unit Agreement) on March 31, 2029, which ranges from 0% to 200%.
Treatment of Awards on Termination or Change in Control
Upon a termination of the 2022 Management Agreement by the Company without Cause or by ZMC for Good Reason, or if the
Company and ZMC fail to enter into a new management agreement on substantially similar terms in the aggregate as those provided under the 2022 Management Agreement upon the expiration of the MA Term, or otherwise fail to agree to extend the
MA Term, any then-unvested Time-Based Awards will immediately vest in full, and any then-unvested Performance Awards will vest either (x) based on the assumption that the applicable performance measure was achieved at the target level of performance for the applicable performance period, or (y) prior to a Change in Control (as defined in the 2022 Management
Agreement), solely for TSR Performance-Based Units (as defined in the applicable Restricted Unit Agreement), based on the actual level of performance achieved as of the date of termination.
In the event that any portion of a Performance Award will not have vested as of the applicable performance vesting date, or upon a termination of the 2022 Management Agreement by the Company for Cause or by ZMC without Good Reason, ZMC will forfeit to the Company any and all Restricted Units that have not vested as of such date. In addition, ZMC will forfeit to the
Company all then-unvested Time-Based Awards if the 2022 Management Agreement is terminated by the Company for Cause or by ZMC without Good Reason prior to the applicable time vesting date.

76	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
POLICY ON TRANSACTIONS WITH RELATED PERSONS
If a Change in Control occurs during the MA Term, the 2022 Management Agreement will not automatically terminate and all unvested RSUs granted pursuant to the applicable Restricted Unit Agreement will remain subject to the same vesting terms set forth in the applicable Restricted Unit Agreement, except that Performance Awards will vest based on the assumption that the applicable performance measure was achieved at the target level of performance for the applicable performance period.
Settlement of Restricted Units
Pursuant to the Management Agreement, the Company will have the right to elect to settle the RSUs granted to ZMC pursuant to the Management Agreement in shares of the Company’s common stock that will be issued pursuant to the 2017 Plan.
Registration Statement
Pursuant to the Management Agreement, within 45 days following the request of ZMC, the Company will file a Registration
Statement on Form S-3 registering for resale any of the shares of the Company’s common stock issuable pursuant to awards granted to ZMC under the Restricted Unit Agreements. The Company most recently filed a registration statement on Form S-3 on June 1, 2026, covering such shares.
The foregoing descriptions of the Management Agreement and the Restricted Unit Agreements (including the Time-Based
Awards and the Performance Awards issuable to ZMC thereunder) are only a summary and are qualified in their entirety by reference to the full text of the 2017 Management Agreement (and the Restricted Unit Agreement attached as Exhibit A thereto), which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated November 22, 2017 and incorporated herein by reference, the 2022 Management Agreement, which is attached as Exhibit 10.1 to the Company’s Current Report on
Form 8-K dated May 5, 2022 and incorporated herein by reference, the 2022 New Deal Restricted Unit Agreements, which are attached as Exhibits 10.3, 10.4 and 10.5 to the Company’s Quarterly Report on Form 10-Q dated August 9, 2022 and incorporated herein by reference, the 2023 Restricted Unit Agreement, which is attached as Exhibit 10.2 to the Company’s
Registration Statement on Form S-3 dated June 1, 2023 and incorporated herein by reference, the 2024 Restricted Unit
Agreement, which is attached as Exhibit 10.2 to the Company’s Registration Statement on Form S-3 dated June 3, 2024 and incorporated herein by reference, the 2025 Restricted Unit Agreement, which is attached as Exhibit 10.2 to the Company’s
Registration Statement on Form S-3 dated June 2, 2025 and incorporated herein by reference, and the 2026 Restricted Unit
Agreement, which is attached as Exhibit 10.2 to the Company’s Registration Statement on Form S-3 dated June 1, 2026 and incorporated herein by reference.
Policy on Transactions with Related Persons
The Board of Directors has adopted a policy requiring that any transaction: (1) involving the Company or any of its subsidiaries and (2) in which one of our directors, nominees for director, executive officers, or greater than five percent shareholders, or their immediate family members, have a direct or indirect material interest; be approved or ratified by a majority of the independent directors of the full Board of Directors.
In determining whether to approve or ratify any such transaction, the independent directors of the Board of Directors must consider, in addition to other factors deemed appropriate, whether the transaction is on terms no less favorable to the Company than those for transactions involving unrelated parties. No director may participate in any review, approval or ratification of any transaction if the director, or an immediate family member of such director, has a direct or indirect material interest in the transaction.
Transactions with Related Persons
During fiscal 2026, we were not a participant in any financial transaction, arrangement or relationship in which a related person had or will have a direct or indirect material interest, in an amount exceeding $120,000, except for the transactions described above with ZMC, which the independent directors of the Board of Directors had previously reviewed, approved and ratified in accordance with its policy on transactions with related persons.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	77
SECTION 16(A) BENEFICIAL
OWNERSHIP COMPLIANCE
The members of our Board of Directors, our executive officers and persons who beneficially own more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934,
as amended, which requires them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based solely upon a review of the copies of Section 16(a) reports that we have received from such persons or entities for transactions in our common stock and their common stock holdings for fiscal 2026, we believe that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by our directors, executive officers and persons who beneficially own more than 10% of our outstanding common stock.

78	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
PROPOSAL 3: VOTE TO APPROVE A CERTIFICATE OF
AMENDMENT TO THE RESTATED CERTIFICATE OF
INCORPORATION OF THE COMPANY TO LIMIT THE
LIABILITY OF CERTAIN OFFICERS AS PERMITTED BY
DELAWARE LAW
BACKGROUND
Effective August 1, 2022, Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) was amended (“Amended
102(b)(7)”) to enable a corporation to include in its certificate of incorporation a provision exculpating certain corporate officers from liability for breach of the fiduciary duty of care in certain circumstances. Previously, Section 102(b)(7) of the DGCL provided for exculpation for directors only. Under Amended 102(b)(7), the officers who may be exculpated include a person who
(i) is the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, (ii) is or was identified in the corporation's public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, or (iii) has consented to be identified as an officer for purposes of accepting service of process in
Delaware by written agreement (the “Covered Officers”).
Following due consideration of the amendments to the DGCL and the desire to remain competitive in the market for top corporate officers, on July 15, 2026, the Corporate Governance Committee recommended the Board of Directors adopt an amendment to the Take-Two Restated Certificate of Incorporation (the “Officer Exculpation Amendment”). On July 16, 2026,
pursuant to the recommendation of the Corporate Governance Committee, the Board of Directors approved the Officer
Exculpation Amendment, subject to shareholder approval. The Board of Directors has determined that the Officer Exculpation
Amendment is advisable and in the best interests of the Company and our shareholders, and unanimously recommends shareholders approve the Officer Exculpation Amendment for the reasons set forth below.
SUMMARY OF CHANGES IN THE OFFICER EXCULPATION AMENDMENT
The proposed Officer Exculpation Amendment would allow for the exculpation of our officers to the fullest extent permitted by the DGCL, as it currently exists or as it may hereafter be amended. This means that the proposed Officer Exculpation
Amendment would allow for the exculpation of Covered Officers only in connection with direct claims brought by shareholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the
Company itself or for derivative claims brought by shareholders in the name of the Company. Further, the Officer Exculpation
Amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or its shareholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.
Additionally, consistent with the language for exculpation of directors currently included in Article VI of the Restated Certificate, the proposed Officer Exculpation Amendment provides that if at any time after it becomes effective, the DGCL is amended to authorize any further elimination or limitation of the personal liability of a corporation’s officers (including any change in the roles deemed to be Covered Officers for purposes of Section 102(b)(7) of the DGCL), then such liability shall automatically be eliminated or limited to the fullest extent permitted by the DGCL, as so amended, with respect to the Company’s officers
(including with respect to any new role newly deemed to be a Covered Officer for purposes of Section 102(b)(7)).
The foregoing description is a summary and is qualified in its entirety by the full text of the proposed Officer Exculpation
Amendment included in Annex B attached to this Proxy Statement and the pertinent provisions of the DGCL.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	79
PROPOSAL 3: VOTE TO APPROVE A CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO LIMIT THE
LIABILITY OF CERTAIN OFFICERS AS PERMITTED BY DELAWARE LAW
RECOMMENDATION OF THE BOARD OF DIRECTORS
In approving the Officer Exculpation Amendment and recommending it for approval by our shareholders, our Board of Directors considered the narrow class and type of claims to which it applies, the limited number of officers that are covered by it, and the benefits our Board of Directors believes would accrue to the Company from providing officer exculpation.
When considering the recommendation of the Board of Directors that our shareholders approve this proposal, our shareholders should be aware that the Covered Officers of the Company have interests in the proposal that may be different from, or in addition to, the interests of our shareholders more generally because they will receive the liability exculpation protections afforded by the proposed Officer Exculpation Amendment if it is adopted. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Officer Exculpation Amendment. The Officer
Exculpation Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.
Our Board of Directors believes that adopting the Officer Exculpation Amendment is in the best interests of the Company and its shareholders. Since the amendments to the DGCL took effect, an increasing number of companies with whom we compete for executive talent have adopted similar exculpation provisions, and we expect this trend to continue. Failing to adopt officer exculpatory protections could negatively impact our ability to compete with these companies in recruiting and retaining qualified officer candidates as these candidates might be deterred from serving as officers of the Company due to concerns with potential exposure to personal liability. By nature of the role, officers often must make decisions on crucial matters, more often than not, in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose individual liability based on hindsight. This risk has become particularly pronounced in the current litigious environment where there has been a trend of plaintiffs naming officers as defendants in shareholder litigation. As a result, candidates may consider whether the potential exposure to personal liability or other risks outweigh the benefits of serving as an officer. Accordingly, adopting the Officer Exculpation Amendment could potentially reduce litigation costs associated with frivolous lawsuits while also better positioning the Company to attract and retain top officer candidates.
For these reasons, our Board of Directors determined that it is advisable and in the best interests of the Company and our shareholders to amend Article VI of our Restated Certificate to add the liability protection afforded by Amended 102(b)(7) for
Covered Officers.
If our shareholders approve the Officer Exculpation Amendment, our Board of Directors has authorized our officers to file a
Certificate of Amendment to the Take-Two Restated Certificate of Incorporation with the Delaware Secretary of State, which we anticipate doing as soon as practicable following shareholder approval of the Officer Exculpation Amendment at the Annual
Meeting, and the Officer Exculpation Amendment would become effective upon acceptance by the Delaware Secretary of State.
If our shareholders do not approve the Officer Exculpation Amendment, the Company’s current exculpation provisions relating to directors will remain in place, and the Certificate of Amendment will not be filed with the Delaware Secretary of State.
VOTE REQUIRED
For this Proposal 3, a “FOR” vote from the majority of outstanding shares entitled to vote on the proposal will be required for approval. Voting “ABSTAIN” or broker non-votes on this Proposal 3 will have the same effect as voting “AGAINST.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF A
CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF TAKE-TWO
INTERACTIVE SOFTWARE, INC. TO LIMIT THE LIABILITY OF CERTAIN OFFICERS AS PERMITTED BY
DELAWARE LAW.

80	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
PROPOSAL 4: RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee of the Board of Directors has appointed Ernst & Young LLP (“Ernst & Young”) as the Company’s
independent registered public accounting firm to audit its consolidated financial statements for its fiscal year ending March 31,
2027. Although action by the shareholders on this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of the appointment of the independent registered public accounting firm to provide a forum for shareholders to express their views with regard to the Audit Committee’s appointment. If the shareholders do not ratify the appointment of Ernst & Young, the selection of independent registered public accounting firms may be reconsidered by the
Audit Committee; provided, however, that the Audit Committee retains the right to continue to engage Ernst & Young. In addition, notwithstanding the ratification of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027, the Audit Committee retains the right to replace Ernst & Young at any time without shareholder approval.

THE BOARD OF DIRECTORS BELIEVES THAT RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG
LLP IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” SUCH RATIFICATION.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	81
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Ernst & Young has been the Company’s independent registered public accounting firm and has audited the Company’s financial statements since April 2006. In selecting the Company’s independent registered public accounting firm, the Audit Committee assesses the firm’s qualifications and performance; the quality and candor of their communications with the Audit Committee and the Company; independence; objectivity, and professionalism; benefits of audit firm or lead partner rotations; and the comprehensiveness of evaluations of internal controls. The Audit Committee also considers the relative costs, benefits, challenges, and other potential impacts of selecting a different independent public accounting firm. The Company has been advised that representatives of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement if the representatives desire to do so. It is expected that the representatives will be available to respond to appropriate questions relating to the Company’s financial statements.
Pre-Approval Policies and Procedures
Pursuant to its charter, the Audit Committee is responsible for reviewing and pre-approving all audit and non-audit services. In reviewing and approving audit and non-audit service fees, the Audit Committee considers a number of factors, including the scope and quality of work, as well as an assessment of the impact on auditor independence of non-audit fees and services. The
Audit Committee may delegate pre-approval authority to the chair or another member of the Audit Committee, in which case such approval must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all audit, audit-related and tax services provided by Ernst & Young for the recently completed fiscal year.
Lead Audit Partner
In accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for consideration and selection of the Company’s lead audit partner pursuant to this rotation policy involves a comprehensive interview process in which management and the chair of the Audit
Committee participate.
Independent Auditor Fee Information
Fees for professional services provided by Ernst & Young in each of the last two fiscal years, in each of the following categories including related expenses are set forth below. The Audit Committee believes that the professional services performed by Ernst
& Young were compatible with maintaining Ernst & Young’s independence.

	3/31/2026	3/31/2025
Audit fees(1)	$4,049,000	$5,767,000
Audit-related fees(2)	8,000	8,000
Tax fees(3)	1,380,000	1,661,000
Total fees	$5,437,000	$7,436,000
(1)Audit fees were for audit services, including (a) the annual audit (including required quarterly reviews), subsidiary audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements, (b) the audit of the effectiveness of the
Company’s internal control over financial reporting, (c) consultation with management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Board or other regulatory or standard-setting bodies, (d) international statutory audits, and (e) services that only the independent auditor reasonably can provide, such as services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings and assistance in responding to SEC comment letters.
(2)Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under “Audit Fees.”
(3)Tax fees were for services related to (a) tax compliance (including the preparation, review and filing of tax returns) and advice and (b) tax planning and tax advice.

82	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
REPORT OF THE AUDIT COMMITTEE OF THE BOARD
OF DIRECTORS
Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the
Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any such filing.
Review of the Company’s Audited Financial Statements for the Fiscal Year Ended
March 31, 2026
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements included in the Annual Report on
Form 10-K for the fiscal year ended March 31, 2026, with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.
The Audit Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight
Board (United States) (“PCAOB”) rules of the SEC, and other applicable regulations. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit
Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
The Audit Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s report on the effectiveness of the
Company’s internal control over financial reporting.
The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control, including internal control over financial reporting, and the overall quality of the
Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2026, filed by the Company with the SEC. The Audit Committee also has appointed Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027.

Dated: July 27, 2026	Submitted by the Audit Committee of the Board of Directors: Susan Tolson (Chair) Ellen Siminoff Paul Viera

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	83
CAUTIONARY NOTE ABOUT FORWARD-
LOOKING STATEMENTS
The statements contained in this Proxy Statement which are not historical facts, including statements relating to the Company’s outlook, are considered forward-looking statements under federal securities laws and may be identified by words such as
“anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-
looking statements based on a variety of risks and uncertainties including: risks relating to the timely release and significant market acceptance of our games; the risks of conducting business internationally, including as a result of unforeseen geopolitical events; the impact of changes in interest rates by the Federal Reserve and other central banks, including on our short-term investment portfolio; the impact of inflation; volatility in foreign currency exchange rates; our dependence on key management and product development personnel; our dependence on our NBA 2K and Grand Theft Auto products and our
ability to develop other hit titles; our ability to leverage opportunities on PlayStation®5 and Xbox Series X|S; factors affecting our
mobile business, such as player acquisition costs; and the ability to maintain acceptable pricing levels on our games. Other important factors and information are contained in the Company’s most recent Annual Report on Form 10-K, including the risks summarized in the section titled “Risk Factors,” and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.
INFORMATION ABOUT THE ANNUAL MEETING
AND VOTING
What matters will be considered at the Annual Meeting?

•the election as directors of the 10 nominees named in the attached Proxy Statement;
•the approval, on a non-binding advisory basis, of the compensation of the Company’s “named executive officers” as disclosed in this Proxy Statement;
•the approval of a certificate of amendment to the Restated Certificate of Incorporation of Take-Two Interactive Software,
Inc. to limit the liability of certain officers as permitted by Delaware law;
•the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027; and
•such other business that may properly come before the Annual Meeting or any adjournment thereof.

How does the Board of Directors recommend that shareholders vote on these matters?
The Board of Directors believes that the election of the nominated directors, the approval on an advisory basis of the compensation of the named executive officers, the approval of a certificate of amendment to the Restated Certificate of
Incorporation of Take-Two Interactive Software, Inc., and the ratification of the appointment of Ernst & Young as our independent registered public accounting firm are in the best interests of the Company and its shareholders and, accordingly, recommends a vote “FOR” for each of these proposals.

84	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Who is entitled to vote?
Shareholders of record as of the close of business on July 23, 2026 (the “Record Date”) are entitled to attend and vote at the
Annual Meeting. Each shareholder is entitled to one vote for each share of common stock held on each matter submitted to a vote at the Annual Meeting.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
The rules of the SEC permit us to make our proxy materials available to beneficial owners of our stock electronically over the
Internet without mailing printed copies of the proxy materials. Accordingly, we are sending a Notice of Internet Availability of
Proxy Materials (“Notice of Internet Availability”) to our beneficial owners. All beneficial owners will have the ability to access the proxy materials, including this Proxy Statement and our 2026 Annual Report, on the website referred to in the Notice of Internet
Availability or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a printed copy can be found in the Notice of Internet Availability. In addition, beneficial owners may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Conversely, if your shares are registered directly with Equiniti Trust Company LLC, you will not receive a Notice of Internet Availability, and instead will receive a full copy of the Proxy Statement and Annual Report.
What does it mean if I receive more than one Notice of Internet Availability or proxy card?
It may mean that you hold shares registered in more than one account. Follow the voting instructions provided on each Notice of Internet Availability that you received to ensure that all of your shares are voted. If you received paper proxy cards, sign and return all proxy cards to ensure that all of your shares are voted. You may call Equiniti Trust Company LLC at 1-800-937-5449 if you have any questions regarding the share information or your address appearing on the paper proxy card.
How do I vote?
You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability.
If you received a full set of proxy materials and your shares are registered directly with Equiniti Trust Company LLC, you may vote via the Internet at www.proxyvote.com. Although we encourage you to vote via the Internet, you may also sign and date each paper proxy card you receive and return it in the prepaid envelope; the paper proxy card also contains instructions for voting by telephone. The enclosed proxy will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked in the manner described above.
If you hold your shares through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge Financial Solutions (“Broadridge”) that offers Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m.
(Eastern Time) on September 16, 2026.
What happens if I do not give specific voting instructions?
For Shares Directly Registered in the Name of the Shareholder: If you return your signed proxy but do not indicate your voting preferences, the Company will vote on your behalf “FOR” the election of the nominated directors, “FOR” the approval on an advisory basis of the compensation of the named executive officers, “FOR” a certificate of amendment to the Restated
Certificate of Incorporation, and “FOR” the ratification of the appointment of Ernst & Young. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	85
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
For Shares Registered in the Name of a Brokerage Firm or Bank: If your shares are held in street name, your broker or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is
“routine.” Under the rules that govern brokers that have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes on routine matters, such as the ratification of the appointment of independent registered public accounting firms, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on “non-
routine” matters, such as the election of directors, the non-binding advisory vote to approve the compensation of the
Company’s “named executive officers” as disclosed in this Proxy Statement, and the approval of a certificate of amendment to the Restated Certificate of Incorporation, without such voting instructions. A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner.
What is an abstention?
An abstention is a properly signed proxy card that is marked “abstain” or properly completed instructions via the Internet to the same effect.
How do I sign the paper proxy card?
Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee or the officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign the proxy card, not the minor. If the stock is held in joint ownership, both owners must sign.
May I attend the Annual Meeting via the Internet? May I vote my shares at the
Annual Meeting?
Shareholders may attend our Annual Meeting via the Internet at www.virtualshareholdermeeting.com/TTWO2026. Shareholders will not be able to attend the Annual Meeting in person.
Access to the Annual Meeting
The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our shareholders to log in and test their devices’ audio system. We encourage our shareholders to access the meeting in advance of the designated start time.
Log-in Instructions
To attend the Annual Meeting, shareholders will need to log-in to www.virtualshareholdermeeting.com/TTWO2026 using the
16-digit control number on the Notice of Internet Availability or proxy card.
Submitting Questions and Voting at the Annual Meeting
Shareholders may submit questions relevant to the business of the Annual Meeting and vote on the day of, or during, the
Annual Meeting on www.virtualshareholdermeeting.com/TTWO2026. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice of Internet Availability or proxy card to submit questions and vote at our Annual Meeting. We intend to answer questions submitted during the meeting that are pertinent to the items being brought before shareholder vote at the Annual Meeting, as time permits, and in accordance with the rules of conduct for the Annual
Meeting. To ensure that the Annual Meeting is conducted in a manner that is fair to all shareholders, the chair of the meeting may exercise broad discretion in recognizing shareholders who wish to participate, the order in which questions are asked, and the amount of time devoted to any one question. We reserve the right to edit or reject questions we deem inappropriate.
While all shareholders can vote during the Annual Meeting as described above, we encourage you to vote by proxy card or the
Internet in advance even if you plan to attend the meeting so that your vote will be counted if you later decide not to attend our
Annual Meeting.

86	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Technical Assistance
We have retained Broadridge to host our virtual annual meeting and to distribute, receive, count and tabulate proxies. On the day of our Annual Meeting, our support team at Broadridge will be available to answer your questions regarding how to attend and participate at our Annual Meeting via the Internet or if you encounter any technical difficulty accessing or during the virtual meeting, in each case by calling the technical support number that will be posted on the virtual annual meeting log-in page.
Your attendance at the Annual Meeting in and of itself will not automatically revoke a proxy that was submitted via the Internet or telephone or by mail.
Who will count the votes?
A representative of Broadridge will tabulate the votes and act as independent inspector of election.
What constitutes a quorum?
The holders of a majority of the outstanding shares of common stock on the Record Date present in person or represented by proxy constitutes a quorum for the Annual Meeting. As of the close of business on the Record Date, 186,980,443 shares of common stock were issued and outstanding. Subject to the rules regarding the votes necessary to adopt the proposals discussed below, abstentions and broker non-votes (as described above) will be counted for purposes of determining whether a quorum is present. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the remainder of the Annual Meeting (including any meeting resulting from an adjournment or postponement of the
Annual Meeting, unless a new record date is set).
What vote is needed to approve the matters to be presented at the Annual Meeting?
In an uncontested election for directors, a director shall be elected at the Annual Meeting if the number of votes that are cast
“FOR” his or her election by holders of the stock present in person or represented by proxy entitled to vote on the election of directors exceeds the number of votes cast “AGAINST” his or her election by such holders. The Company’s bylaws provide that any incumbent nominee for director who fails to meet this standard shall promptly tender the individual’s resignation to the
Corporate Governance Committee for consideration following certification of the shareholder vote. See above under the heading “Election of Directors (Proposal 1)—Policy on Majority Voting for Directors.” A “FOR” vote by the holders of a majority of the shares present in person or represented by proxy and entitled to vote is required: to approve, on a non-binding advisory basis, the compensation of the Company’s “named executive officers” as disclosed in this Proxy Statement; to ratify the appointment of Ernst & Young; and to approve any shareholder proposal. A “FOR” vote by holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve the certificate of amendment to the Take-Two Restated Certificate of Incorporation. For purposes of determining approval of a matter presented at the Annual Meeting, abstentions will be deemed present and entitled to vote (but not cast). As such, an abstention will (i)
have no effect on the director election proposal and (ii) have the effect of a vote “against” the proposals: to approve, on a non-
binding advisory basis, the compensation of the Company’s “named executive officers”; to ratify the appointment of Ernst &
Young; and to approve any shareholder proposal. For all proposals other than the approval of the certificate of amendment to the Take-Two Restated Certificate of Incorporation and the ratification of the appointment of Ernst & Young, broker non-votes will have no effect because they are not deemed present and entitled to vote on the matter; brokers will have discretion to cast votes on the appointment of Ernst & Young. If a shareholder fails to vote, fails to instruct its bank, broker, or other nominee to vote with respect to the proposal to amend the Take-Two Restated Certificate of Incorporation, or abstains from voting, it will have the same effect as a vote “against” the proposal to amend the Take-Two Restated Certificate of Incorporation. Both
abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	87
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Will any other matters be acted on at the Annual Meeting?
If any other matters are properly presented at the Annual Meeting or any adjournment, the persons named in the proxy will have discretion to vote on those matters. As of the date by which shareholder proposals must have been received by the
Company to be presented at the Annual Meeting, and as of the date of this Proxy Statement, the Company did not know of any other matters to be presented at the Annual Meeting.
Who pays for this proxy solicitation?
The Company will bear the entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to shareholders. The Company has retained
MacKenzie Partners, Inc., a proxy solicitation firm, to solicit proxies for a fee of $20,000, plus reimbursement of its out-of-pocket expenses. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and these entities may be reimbursed by the Company for their expenses. Proxies also may be solicited by directors, officers or employees of the Company in person or by telephone, e-mail or other means. No additional compensation will be paid to such individuals for these services.
How may I communicate with the Board of Directors?
Shareholders wishing to send communications to the Board of Directors individually or as a group may do so by writing to: The
Board of Directors of Take-Two Interactive Software, Inc., 110 West 44th Street, New York, New York 10036, Attention: Investor
Relations. You should identify your communication as being from a shareholder of the Company. The Company may require reasonable evidence that your communication or other submission is made by a shareholder of the Company before transmitting your communication to the Board of Directors.

88	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
AVAILABILITY OF CERTAIN DOCUMENTS
Householding of Annual Meeting materials
Some banks, brokers and other nominee record holders may participate in the practice of “householding” Proxy Statements and their accompanying documents and/or Notices of Internet Availability. This means that only one copy of our Proxy Statement and/or Notice of Internet Availability is sent to multiple shareholders in your household. We will promptly deliver a separate copy of these documents without charge to you upon written request to Take-Two Interactive Software, Inc., 110 West 44th Street,
New York, New York 10036, Attn: Investor Relations; our main telephone number is (646) 536-2842. If you want to receive separate copies of our Proxy Statements and/or Notice of Internet Availability in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address.
Additional information
We are required to file annual, quarterly and current reports, Proxy Statements and other reports with the SEC. Copies of these filings are available through our Internet website at www.take2games.com or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2026, without charge to any shareholder upon written request to Take-Two Interactive Software, Inc., 110 West 44th Street, New York,
New York 10036, Attn: Investor Relations.
NO INCORPORATION BY REFERENCE
In its filings with the SEC, the Company sometimes “incorporates by reference” certain information. This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Report of the Audit Committee of the Board of Directors” and the
“Report of the Compensation Committee of the Board of Directors” contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.”

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	89
SHAREHOLDER PROPOSALS FOR NEXT
ANNUAL MEETING
The Company currently anticipates holding its Annual Meeting of Shareholders for its fiscal year ending March 31, 2027, in
September 2027. The Company’s bylaws require that, for nominations of directors or other business to be properly brought before an Annual Meeting, written notice of such nomination or proposal for other business must be delivered to the Secretary of the Company at the Company’s principal executive offices at Take-Two Interactive Software, Inc., 110 West 44th Street, New
York, New York 10036, Attn: Corporate Secretary. Such notice must contain certain information concerning the nominating or proposing shareholder and, as applicable, certain information concerning the nominee and must be delivered by the shareholder (who must be entitled to vote at the meeting), in the case of the 2027 Annual Meeting of Shareholders, no earlier than May 20, 2027 and no later than June 19, 2027. Such notice must contain the information required by the Company’s bylaws, including the information required by Rule 14a-19 of the Exchange Act in the case of a shareholder who intends to solicit proxies in compliance with such rule. A copy of the applicable provisions of the Bylaws may be obtained by any shareholder, without charge, upon written request to the Secretary of the Company at the address set forth above.
In addition to the foregoing, and in accordance with the rules of the SEC, in order for a shareholder proposal, relating to a proper subject, to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the 2027 Annual
Meeting of Shareholders, such proposal must be received by the Secretary of the Company at the address set forth above not later than April 5, 2027 in the form required under and subject to the other requirements of the applicable rules of the SEC.
OTHER MATTERS
The Board of Directors is aware of no other matter, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matter properly comes before the
Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

A-1	TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement
ANNEX A
Reconciliation of GAAP Net Income to Adjusted EBITDA

(in millions)	Fiscal Year Ended March 31, 2026
GAAP Net Loss	$(298.2)
Net effect from deferral in net revenues and related cost of goods sold	$68.0
Stock-based compensation	$305.3
Business reorganization	$(4.4)
Business acquisitions	$14.7
Interest expense (income)	$66.3
Depreciation and amortization	$198.5
Amortization and impairment of intangible assets	$693.6
Bonus	$247.8
Income taxes	$100.4
Other	$9.6
Adjusted EBITDA	$1,401.6

TAKE-TWO INTERACTIVE SOFTWARE, INC. | 2026 Proxy Statement	B-1
ANNEX B
CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
TAKE-TWO INTERACTIVE SOFTWARE, INC.
The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware
does hereby certify:
FIRST: That at a meeting of the Board of Directors of Take-Two Interactive Software, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:
RESOLVED, that the Restated Certificate of Incorporation of this corporation be amended by deleting all of the text in
Article VI and replacing it with the following in substitution therefor:
Limited Liability of Directors and Officers. To the fullest extent permitted by law as the same exists or as may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. For purposes of this Section 9.1,
“officer” shall have the meaning provided in Section 102(b)(7) of the DGCL, as it presently exists or may hereafter be amended from time to time. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of such director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Neither the amendment nor the repeal of this Article VI shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the
Corporation existing prior to such amendment or repeal.
SECOND: That thereafter an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General
Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this [●] day of [●], 2026.
TAKE-TWO INTERACTIVE SOFTWARE, INC.
By: ______________________
Name:
Title:

TAKE-TWO INTERACTIVE SOFTWARE, INC.
ATTN: INVESTOR RELATIONS
110 WEST 44TH STREET
NEW YORK, NY 10036

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 16, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TTWO2026**

You may attend the Meeting via the Internet and vote during the Meeting. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available, and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 16, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02198-P55437

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

The Board of Directors recommends you vote "FOR" the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Strauss Zelnick	☐	☐	☐
1b. Michael Dornemann	☐	☐	☐
1c. J Moses	☐	☐	☐
1d. Michael Sheresky	☐	☐	☐
1e. LaVerne Srinivasan	☐	☐	☐
1f. Susan Tolson	☐	☐	☐
1g. Paul Viera	☐	☐	☐
1h. Roland Hernandez	☐	☐	☐
1i. William "Bing" Gordon	☐	☐	☐
1j. Ellen Siminoff	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

T02199-P55437

TAKE-TWO INTERACTIVE SOFTWARE, INC.
Annual Meeting of Shareholders
September 17, 2026
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Daniel Emerson and Matthew Breitman, or any one of them acting individually, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot and in the discretion of the proxies on such other matters as may properly come before the meeting, all of the shares of common stock of Take-Two Interactive Software, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, Eastern Time on September 17, 2026 as a virtual, audio-only meeting hosted online at www.virtualshareholdermeeting.com/TTWO2026 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS BALLOT FOR THE BOARD OF DIRECTORS, AND "FOR" PROPOSALS 2, 3 AND 4.

Continued and to be signed on reverse side